As filed with the Securities and Exchange Commission on April 28, 1998


                                                     Registration Nos. 333-35681
                                                                       811-08357
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                         Post-Effective Amendment No. 1


                                     to the

                             REGISTRATION STATEMENT
                                       on
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                                  ------------

                         THE GUARDIAN SEPARATE ACCOUNT M
                              (Exact Name of Trust)

                                  ------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                               (Name of Depositor)

                 201 Park Avenue South, New York, New York 10003
                (Complete Address of Principal Executive Offices)

                                  ------------

                          RICHARD T. POTTER, JR., ESQ.
                 The Guardian Insurance & Annuity Company, Inc.
                              201 Park Avenue South
                            New York, New York 10003
                     (Name and address of agent for service)

                                    Copy to:
                              KIMBERLY SMITH, ESQ.
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                                  ------------

     It is proposed that this filing will become effective (check appropriate box):

          |_| immediately upon filing pursuant to paragraph (b), or |X| on May 1, 1998 pursuant to paragraph (b)
          |_| 60 days after filing pursuant to paragraph (a)(i), or |_| on (date) pursuant to paragraph (a)(i) of Rule 485

     If appropriate, check the following box:

          |_| this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

                                  ------------

     The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.




                                  ------------



================================================================================

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

N-8B-2 Item                         Heading in Prospectus
-----------                         ---------------------
1,2,3,51(a).....................    Cover Page; Summary
4...............................    Distribution of the Policy and Other
                                    Contractual Arrangements
5...............................    Summary
6(a)............................    The Separate Account
6(b)............................    The Separate Account
7...............................    Not Applicable
8...............................    Financial Statements
9...............................    Legal Proceedings
10(a),(b).......................    Partial Withdrawals; Right to Cancel;
                                    Surrender
10(d)...........................    Fixed Benefit Life Insurance During the
                                    First 24 Months; Transfers; Transfers from
                                    the Fixed-Rate Option; Dollar Cost Averaging
                                    Transfer Option; Decreasing the Face Amount
10(e)...........................    Default; Grace Period; Reinstatement
10(f)...........................    Voting Rights
10(g),(h).......................    Rights Reserved by GIAC
10(i),44(a),51(g)...............    Premiums; Policy Values and Benefits; Policy
                                    Proceeds
11..............................    The Variable Investment Options
12..............................    The Variable Investment Options
13(a),(b),(c),51(g).............    Deductions from Premiums;
                                    Deductions from the Mutual Funds
13(d),(g).......................    Not Applicable
13(e),(f).......................    Monthly Deductions from the Policy Account
                                    Value; Transaction Deductions from Policy
                                    Account Value; Deductions from the Separate
                                    Account; Distribution of the Policy and
                                    Other Contractual Arrangements
14..............................    Insureds
15..............................    Allocation of Net Premiums; Crediting
                                    Payments
16..............................    Allocation of Net Premiums; Transfers;
                                    Dollar Cost Averaging Transfer Option;
                                    Policy Loans
17..............................    Surrender; Partial Withdrawals; Right to
                                    Cancel; Policy Proceeds
18..............................    The Variable Investment Options
19..............................    Communications from GIAC
20..............................    Not Applicable
21(a),(b).......................    Policy Loans; Policy Proceeds
21(c),22,23.....................    Not Applicable
24..............................    Payment Options; Limits to GIAC's Right to
                                    Challenge a Policy; Other Information
25,27,29,48.....................    Summary
26..............................    Not Applicable
28..............................    GIAC's Management
30,31,32,33,34,35,36,37.........    Not Applicable
38,39,41(a).....................    Distribution of the Policy and Other
                                    Contractual Arrangements
40..............................    The Funds' Investment Advisers
41(b),(c),42,43.................    Not Applicable
44(a)...........................    Premiums; Policy Values and Benefits
44(b)...........................    Exhibits
44(c)...........................    Premiums
45..............................    Not Applicable
46(a),47........................    Amounts in the Separate Account; Net
                                    Investment Factor; Policy Proceeds
46(b)...........................    Not Applicable
49,50...........................    Not Applicable
51(b)...........................    Cover Page
51(c),(d).......................    Death Benefit Options; Charge for the Cost
                                    of Insurance; Mortality and Expense Risk
                                    Charge
51(e),(f).......................    Policyowner and Beneficiary
51(h),(i),(j)...................    Not Applicable
52(a),(c).......................    Rights Reserved by GIAC
52(b),(d).......................    Not Applicable
53(a)...........................    GIAC's Taxes
53(b),54,55,56,57,58............    Not Applicable
59..............................    Financial Statements

--------------------------------------------------------------------------------


                                 Park Avenue VUL
           Flexible Premium Adjustable Variable Life Insurance Policy
                          Prospectus Dated May 1, 1998


Park Avenue VUL is a flexible premium adjustable variable life insurance policy. The policy is issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The policy is designed to provide lifetime insurance protection. At the same time, the policy is flexible as to the timing of premium payments, the amount of premiums paid, and insurance coverage. Both premium payments and coverage may be adjusted to meet current financial circumstances and insurance needs.

A policyowner may allocate Net Premiums and transfer all or portions of the Unloaned Policy Account Value among Variable Investment Options and a Fixed-Rate Option. Special limits apply to transfers out of the Fixed-Rate Option. The Variable Investment Options provide variable market returns and are offered through the investment divisions of The Guardian Separate Account M (the "Separate Account"). The Fixed-Rate Option provides a guaranteed interest rate of at least 4% annually. The Policy Account Value increases or decreases with, among other things, the investment experience and/or credited interest provided by the Variable Investment Options and the Fixed-Rate Option, as selected by the policyowner, premium payments and Face Amount changes. A policyowner bears the investment risk for amounts held in the Variable Investment Options.

Within limits, a policyowner may draw upon the Policy Account Value through policy loans or partial withdrawals. A policyowner may also surrender the policy for its Net Cash Surrender Value, but then all insurance coverage will end. Surrender charges will be assessed during the first 15 policy years, or the first 15 years after a Face Amount increase, if the policy lapses or is surrendered, or if the Face Amount is reduced. The Face Amount can be reduced by request or as a result of a partial withdrawal.

For the first three policy years, the policy will not lapse if the No Lapse Guarantee Premium Test is in effect and has been satisfied.

Upon the insured's death, GIAC will pay the policy's death proceeds to the beneficiary(ies). Two death benefit options are offered. Option 1 provides a death benefit that at least equals the Face Amount of the policy when the insured dies. Option 2 provides a variable death benefit at least equal to the Face Amount of the policy plus the Policy Account Value. Under either option, a higher death benefit may apply to satisfy federal income tax law requirements. Also, under either option, after the Policy Anniversary nearest the insured's 100th birthday, the death benefit is equal to the Policy Account Value.

Variable life insurance is not a short term investment. A prospective purchaser should evaluate the need for life insurance and the policy's long term investment potential before buying a policy. In addition, it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue VUL policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations. For federal income tax purposes, this policy may be treated as a modified endowment contract under circumstances described in this prospectus. The policy may be examined and returned for a full refund for a limited period after the Initial Premium has been paid.


This prospectus sets forth information that a prospective purchaser should know about Park Avenue VUL before investing, and should be retained for future reference. This prospectus is not valid unless it is accompanied by the current prospectuses for The Guardian Stock Fund, Inc., The Guardian Small Cap Stock Fund, The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc., Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund, Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust, Gabelli Capital Asset Fund, MFS Emerging Growth Series, MFS Total Return Series, MFS Growth With Income Series, MFS Bond Series, American Century VP Value Fund, American Century VP International Fund,AIM V.I. Value Fund,AIM V.I. Capital Appreciation Fund, Fidelity VIP III* Growth Opportunities Portfolio, Fidelity VIP* Equity-Income Portfolio, Fidelity VIP* High Income Portfolio, and Fidelity VIP II* Index 500 Portfolio.


*VIP, VIP II, and VIP III, as used throughout this prospectus, refer to Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III, respectively.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


DEFINITIONS .............................................................    4

SUMMARY .................................................................    6

PARK AVENUE VUL POLICY DIAGRAM ..........................................   11

THE PARK AVENUE VUL POLICY ..............................................   12

    Insureds ............................................................   12

    Premiums ............................................................   12
        Policy Premiums .................................................   12
        Allocation of Net Premiums ......................................   12
        Crediting Payments ..............................................   13
        Backdating ......................................................   13
        Default .........................................................   13
        Reinstatement ...................................................   13

    Deductions and Charges ..............................................   14
        Deductions From Premiums ........................................   14
        Monthly Deductions From the Policy Account Value ................   14
        Transaction Deductions From the Policy Account Value ............   16
        Deductions From the Separate Account ............................   18
        Deductions From the Mutual Funds ................................   18

    Policy Values and Benefits ..........................................   19
        No Lapse Guarantee ..............................................   19
        Death Benefit Options ...........................................   20
        Changing the Death Benefit Option ...............................   21
        Policy Values ...................................................   21
        Amounts In the Separate Account .................................   21
        Net Investment Factor ...........................................   22

    Other Policy Features ...............................................   22
        Policy Loans ....................................................   22
        Decreasing the Face Amount ......................................   23
        Increasing the Face Amount ......................................   24
        Partial Withdrawals .............................................   24
        Surrender .......................................................   25
        Transfers .......................................................   26
        Transfers From the Fixed-Rate Option ............................   26
        Dollar Cost Averaging Transfer Option ...........................   26
        Policy Proceeds .................................................   27
        Fixed-Benefit Insurance During the First 24 Months ..............   27
        Payment Options .................................................   28

    Tax Effects .........................................................   28
        Treatment of Policy Proceeds ....................................   28
        Exchanges .......................................................   30
        Diversification .................................................   30
        Policy Changes ..................................................   30
        Tax Changes .....................................................   30
        Estate and Generation Skipping Transfer Taxes ...................   30
        Legal Considerations for Employers ..............................   31
        Other Tax Consequences ..........................................   31
        GIAC's Taxes ....................................................   31
        Income Tax Withholding ..........................................   31

THE VARIABLE INVESTMENT OPTIONS .........................................   32

    The Separate Account ................................................   32

    The Funds ...........................................................   32
        Investment Objectives and Policies of the Funds .................   32
        Investment Performance of the Funds .............................   33


--------------------------------------------------------------------------------

    The Funds' Investment Advisers ......................................   34
        Guardian Investor Services Corporation ..........................   34
        Guardian Baillie Gifford Limited ................................   34
        Baillie Gifford Overseas Limited ................................   34
        Value Line, Inc. ................................................   34
        Gabelli Funds, Inc. .............................................   34
        Massachusetts Financial Services Company ........................   35
        American Century Investment Management, Inc. ....................   35
        A I M Advisors, Inc. ............................................   35
        Fidelity Management & Research Company ..........................   35

THE FIXED-RATE OPTION ...................................................   36

    General Information .................................................   36

    Amounts In the Fixed-Rate Option ....................................   36

VOTING RIGHTS ...........................................................   37

DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS ...........   38

LIMITS TO GIAC'S RIGHT TO CHALLENGE A POLICY ............................   39

    Incontestability ....................................................   39

    Misstatement of Age or Sex ..........................................   39

    Suicide Exclusion ...................................................   39

GIAC'S MANAGEMENT .......................................................   40

OTHER INFORMATION .......................................................   43

    Rights Reserved by GIAC .............................................   43

    Right to Cancel .....................................................   43

    Policyowner and Beneficiary .........................................   43

    Assignment ..........................................................   44

    Communications From GIAC ............................................   44

    Communications With GIAC ............................................   44

    Special Provisions For Group or Sponsored Arrangements ..............   44

    Advertising Practices ...............................................   44

    Legal Proceedings ...................................................   45

    Legal Matters .......................................................   45

    Year 2000 ...........................................................   45

    Registration Statement ..............................................   45

    Financial and Actuarial Experts .....................................   45

FINANCIAL STATEMENTS OF THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. ..   46

APPENDIX A: POLICY ILLUSTRATIONS ........................................  A-1

APPENDIX B: LONG TERM MARKET TRENDS .....................................  B-1

APPENDIX C: USES OF LIFE INSURANCE ......................................  C-1

APPENDIX D: ADDITIONAL BENEFITS BY RIDER ................................  D-1

APPENDIX E: FIRST YEAR SURRENDER CHARGE RATES PER $1,000 OF FACE AMOUNT..  E-1


THE Park Avenue VUL POLICY MAY NOT BE AVAILABLE IN ALL STATES OR JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. GIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY GIAC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   DEFINITIONS

Important terms used in this prospectus are defined below. Defined terms appear in this prospectus with initial upper case letters.

Age: The insured's age on his or her birthday nearest the Policy Date.

Attained Age: The insured's Age plus the number of policy years completed since the Policy Date.

Business Day: Each date on which the New York Stock Exchange or its successor is open for trading and GIAC is open for business. GIAC's close of business is 4:00 p.m. New York City time.

Cash Surrender Value: The Policy Account Value minus any surrender charges.

Executive Office: GIAC's office at 201 Park Avenue South, Mail Station 215-B, New York, New York 10003.

Face Amount: The Initial Face Amount plus any Policy Segments then in force. The Minimum Face Amount for a policy is currently $100,000.

Initial Face Amount: The Face Amount in force on the Policy's Issue Date. The Initial Face Amount may be affected by Face Amount decreases or Death Benefit Option changes. The minimum Initial Face Amount for a policy is currently $100,000.

Initial Premium: The premium that must be paid to put the policy in force. It must be at least equal to one quarter of the Minimum Annual Premium. The Minimum Annual Premium for each policy is set forth in the policy.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue Date: The date the policy is issued at the Executive Office.

Loan Collateral Account: An account within GIAC's general account to which values from the Variable Investment Options and the Fixed-Rate Option are transferred when the policyowner takes a policy loan.

Minimum Annual Premium: A measure of premium set forth in the policy used in determining compliance with the No Lapse Guarantee Premium Test and in determining the amount of the required Initial Premium. The Minimum Annual Premium is equal to the Target Premium, as calculated for the policy and all applicable riders.

Monthly Date: The same date of each calendar month as the Policy Date, or the last date of a calendar month, if earlier.

Monthly Deductions: Deductions from the Policy Account Value attributable to the Variable Investment Options and the Fixed-Rate Option which are processed on each Monthly Date to pay the policy administration charge, cost of insurance charge, and any applicable rider charges.

Net Amount at Risk: An amount calculated by dividing the amount of death benefit provided under the death benefit option then in force by 1.0032737 and subtracting the Policy Account Value.

Net Cash Surrender Value: The amount payable upon the surrender of a policy. The Net Cash Surrender Value on any date is the Cash Surrender Value less any Policy Debt.

Net Premium: The portion of a premium payment that is allocated to the Variable Investment Options and/or the Fixed-Rate Option according to instructions provided by the policyowner.


No Lapse Guarantee*: A guarantee that, for the first three policy years, the policy will not lapse even if the policy's Net Cash Surrender Value is insufficient to meet the Monthly Deductions due on a policy's Monthly Date, if the No Lapse Guarantee Premium Test is met.

No Lapse Guarantee Premium Test*: A test that, if satisfied, will maintain the No Lapse Guarantee. To satisfy this test, the sum of premiums paid as of the most recent Monthly Date, less withdrawals and applicable surrender charges, and less Policy Debt must equal or exceed the sum of the Minimum Annual Premium for any previous policy years, plus a percentage of the Minimum Annual Premium for the current policy year. The percentage of the Minimum Annual Premium for the current policy year is calculated by multiplying such premium by the ratio of
(1) to (2) where (1) is the number of days, measured from the Policy Date in the first policy year or from the most recent policy anniversary in the second and third policy years, to the Monthly Date and (2) is 365.


Planned Premium: The premium the policyowner designates in the application.

Policy Account Value: The sum of the values attributable to a policy which are allocated to the Variable Investment Options, the Fixed-Rate Option and the Loan Collateral Account.

Policy Anniversary: The same date of each calendar year as the Policy Date.

Policy Date: The date set forth in the policy that is used to measure policy months, policy years, Policy Anniversaries, and Monthly Dates.

Policy Debt: All unpaid policy loans, plus accrued and unpaid loan interest.

Policy Segment: The additional coverage provided by each increase in the Face Amount.


* For policies issued in Illinois, the No Lapse Guarantee and No Lapse Guarantee Premium Test are the Minimum Premium Period and Minimum Premium Period Test, respectively


--------------------------------------------------------------------------------

Premium Charge: A charge deducted from policy premiums. The Premium Charge will be an amount ranging from 8.5% to 4%.

Target Premium: A measure of premium used to determine Premium Charges and agent compensation. Target Premiums associated with the Initial Face Amount are based on the insured's Age, the underwriting class for that portion of the Face Amount and sex (unless unisex rates are required by law). Target Premiums associated with any Policy Segments are based on the insured's Attained Age and the underwriting class for each Policy Segment. The Target Premium for a policy is based on a rate per $1,000, which would provide a Cash Surrender Value equal to the Face Amount of the policy on the Policy Anniversary nearest the insured's 100th birthday based on (i) the policy's current charges, (ii) a Face Amount of $250,000 and (iii) net interest on the Policy Account Value at an annual rate of 4.5%. The Target Premium for any rider (other than the guaranteed coverage rider) is 12 times the monthly deduction for that rider during the first policy year.

Unloaned Policy Account Value: The Policy Account Value minus the Loan Collateral Account.

Variable Investment Options: The investment divisions of the Separate Account which correspond to the mutual funds in which the Separate Account invests.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     SUMMARY

The following summary is qualified in its entirety by: (1) the terms of the Park Avenue VUL policy issued to the policyowner, exclusive of any riders; (2) the more detailed information appearing elsewhere in this prospectus; and (3) the accompanying prospectuses for the mutual funds in which the Separate Account invests.

How does variable life insurance differ from conventional, fixed-benefit whole life insurance?

Like conventional, fixed-benefit whole life insurance, variable life insurance provides two important benefits: (1) an income tax-free death benefit and (2) a cash value that can grow tax-deferred. What sets variable life insurance apart from conventional whole life insurance is that the owner of a variable life insurance policy can direct premiums and cash values to investment options that provide variable, rather than fixed, returns. If investment results are sufficiently favorable, the policyowner can experience an increase in a variable life insurance policy's cash value and the amount of the death benefit. However, the variable life insurance policyowner also bears the risk of investment losses and no cash value is guaranteed. In contrast, a conventional whole life insurance policy generally provides cash values that are fixed and guaranteed by the issuing insurance company when the policy is issued.

How is Park Avenue VUL similar to universal life and variable life insurance policies?

Like variable life insurance, variable universal life insurance allows the policyowner to direct premiums and cash values to investment options that provide variable rather than fixed rates of return. In addition a variable universal life insurance policy typically allows the policyowner to select and change the death benefit option that applies to his or her policy, increase or decrease the Face Amount of insurance provided by the policy, and choose the amount and frequency of premium payments. This flexibility permits a policyowner to provide for changing insurance needs within a single policy. However, there are risks that a variable universal life insurance policy will lapse without cash value, if premiums are insufficient to support the policy's Face Amount and other benefits when investment experience is unfavorable. This risk increases if the policyowner chooses not to pay the Minimum Annual Premium according to the recommended schedule.

Park Avenue VUL offers many of the features available under universal life insurance policies. Policyowners may select and, within limits, change the death benefit option, increase or decrease the Face Amount, and have flexibility in payment of premiums. See "Premiums."

Who issues Park Avenue VUL?


The policy is issued through the Separate Account by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). GIAC is wholly owned by The Guardian Life Insurance Company of America ("Guardian Life"). GIAC is a Delaware stock insurance company. It was organized in 1970 and is licensed to sell life insurance and annuities in all 50 states of the United States and the District of Columbia. As of December 31, 1997, GIAC had total assets (statutory basis) in excess of $7.0 billion. Guardian Life is a New York mutual insurance company. Guardian Life and the Executive Offices of GIAC are located at 201 Park Avenue South, New York, New York 10003. Written communications about Park Avenue VUL should be directed to Mail Station 215-B at that address.


As of the date of this prospectus, GIAC and its parent, Guardian Life, have consistently received exemplary ratings from Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC's ability to satisfy its insurance-related obligations and meet its guarantee of the policy's Fixed-Rate Option. These ratings do not apply to Park Avenue VUL's Variable Investment Options, which are subject to the risks of investing in securities. Guardian Life is not the issuer of Park Avenue VUL policies and does not guarantee the benefits provided therein.

Who can buy a Park Avenue VUL Policy?

GIAC will issue a policy to a purchaser who resides in a state or jurisdiction where the policy may be offered to insure the life of anyone Age 80 or under who meets GIAC's underwriting requirements. Owners of certain fixed-benefit life insurance policies issued by GIAC or its parent, Guardian Life, may be able to purchase Park Avenue VUL (i) without evidence of insurability, by exchanging their present policies or (ii) without evidence of insurability, or with simplified underwriting, by exercising applicable riders to their fixed-benefit life insurance policies. Policyowners of convertible term policies and whole life policies with convertible term riders who elect to convert to a Park Avenue VUL policy may receive a credit upon conversion in an amount up to one Minimum Annual Premium. Interested policyowners should consult their legal and tax advisers about the consequences of exchanging their existing policies for a Park Avenue VUL policy. See "Deductions and Charges," "Tax Effects," and "Special Provisions For Group or Sponsored Arrangements."

How are premiums set and when are they due?

The policyowner specifies a Planned Premium in the application. In addition to the Planned Premium, the policy also specifies a Minimum Annual Premium which is used to calculate the amount of premium that must be paid as of the most recent Monthly Date to satisfy the No Lapse Guarantee Premium Test during the first three

--------------------------------------------------------------------------------
policy years. See "No Lapse Guarantee." The Planned Premium is not required to be paid as elected. However, the sum of the Planned Premiums elected by the policyowner for each of the first two policy years must be equal to or greater than the aggregate Minimum Annual Premium applicable to such policy years.

If the policyowner acquires additional insurance benefits by purchasing one or more of the available riders to the policy, rider premiums are also assessed. First year rider premiums (other than premiums for the guaranteed coverage rider) are added to the policy premium in determining the Minimum Annual Premium. Rider premiums are deducted from the Policy Account Value monthly.

An Initial Premium equal to at least one quarter of the Minimum Annual Premium must be paid in order for the policy to be in force. After the Initial Premium has been paid, premiums may be paid at any time and in any amount during the lifetime of the insured, or pursuant to a pre-authorized payment plan, subject to certain limitations. If the No Lapse Guarantee Premium Test is satisfied during each of the first three policy years, the policy will not lapse during the first three policy years even if the policy's Net Cash Surrender Value is insufficient to meet Monthly Deductions on a Monthly Date. Once the No Lapse Guarantee period has terminated, although premiums are not required to be paid, they may be necessary to prevent lapse if Net Cash Surrender Value is not sufficient to meet Monthly Deductions. See "Premiums" and "No Lapse Guarantee."

What charges are assessed in connection with the policy?

All of the charges, fees and deductions that a policyowner may pay directly or indirectly under a Park Avenue VUL policy are summarized below and described more fully under "Deductions and Charges."

Deductions From Premiums

Premium Charge

A charge is deducted from each premium paid under a policy (the "Premium Charge"). This charge covers premium taxes, a portion of GIAC's federal income tax burden, and a premium sales charge. The Premium Charge ranges from 8.5% to 4% of the premium paid.

Deductions From the Policy Account Value

Charges that are deducted from the Policy Account Value as of the Policy Date and on each Monthly Date are called "Monthly Deductions." Amounts that are deducted from the Policy Account Value if certain events occur are called "Transaction Deductions." Monthly Deductions end on the Policy Anniversary nearest the insured's 100th birthday.

Monthly Deductions

Policy Administration Charge

This is an administration charge deducted on each Monthly Date. It consists of two components. The first component is a contract charge deducted at the rate of $20 per month until the first Policy Anniversary and $6 per month thereafter. The second component is a coverage charge deducted at the rate of $0.16 per $1,000 of Face Amount until the first Policy Anniversary and $0.16 per $1,000 of the amount of any Face Amount increase until the first anniversary of such increase. The per $1,000 charge is lower for issue ages 0-15.

Charge For The Cost Of Insurance

This charge is based upon GIAC's current cost of insurance rates for the insured's Attained Age, sex (unless unisex rates are required by law), underwriting class, and any substandard risk charges. The maximum cost of insurance rates that GIAC may charge per $1,000 of Net Amount at Risk are set forth in the policy.


Charge for Additional Insurance Benefits

If the policyowner acquires additional insurance benefits by purchasing one or more of the available Riders to the policy, rider premiums are assessed. Rider premiums are deducted from the Policy Account Value monthly.


Transaction Deductions

Surrender Charge

During the first 15 policy years, GIAC assesses a surrender charge when the policy lapses or is surrendered, or if the Face Amount is reduced by request or as the result of a partial withdrawal. The amount of the surrender charge depends upon the policy year in which the event occurs and declines each policy year. The surrender charge is a flat charge per $1000 of Face Amount beginning in policy year 1 and declining proportionally on an annual basis to $0 in policy year 16. The charge per $1000 varies by issue age, sex and underwriting class. The applicable surrender charge is set forth in the policy. See "Surrender" and "Deductions and Charges." If a surrender charge is imposed as the result of a partial withdrawal, the charge will apply only to that portion of the withdrawal that exceeds the amount eligible for a free partial withdrawal. See "Partial Withdrawals."

Transfer Charge

GIAC reserves the right to charge $25 for each transfer after the twelfth transfer in a policy year. GIAC does not currently impose this charge.

Deductions From the Separate Account

Mortality And Expense Risk Charge

GIAC assesses a daily charge at an annual rate of 0.90% of the Separate Account's assets for the mortality and expense risks it assumes for Park Avenue VUL policies. This charge will be reduced to an annual rate of 0.60% of the Separate Account's assets after the twentieth Policy Anniversary.

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                                       7

Income Tax Charge

GIAC has reserved the right to charge the Separate Account to cover its federal, state or local income taxes that are attributable to the Separate Account or the policies. GIAC does not currently impose this charge.

Deductions From the Mutual Funds

Advisory Fees And Operational Expenses

Charges for investment advisory fees and operational expenses are deducted daily from the assets of the mutual funds in which the Separate Account invests. As a result, policyowners bear these fees and expenses indirectly. These fees and expenses are described in more detail in the prospectuses for the mutual funds that accompany this prospectus.

What is the difference between "guaranteed or maximum charges" and "current charges"?

Certain charges made under a policy (for example, the cost of insurance charge) can increase under certain circumstances. A guaranteed or maximum charge is the highest amount that GIAC is entitled to charge for a particular item. A current charge is the lower amount that GIAC is now charging for the same item. Generally, GIAC intends to assess current charges for the indefinite future. However, GIAC reserves the right to increase each current charge up to the guaranteed charge when permissible under the policy. GIAC will provide notice of any such increases if required by law. See "Deductions and Charges."

What Variable Investment Options are offered under Park Avenue VUL?

Park Avenue VUL offers Variable Investment Options that provide variable returns. The Variable Investment Options are provided through the Separate Account, which is a separate investment account of GIAC. Each Separate Account investment division invests solely in the shares of a corresponding mutual fund or series of a mutual fund. The Variable Investment Options currently available are: The Guardian Stock Fund, The Guardian Small Cap Stock Fund, The Guardian Bond Fund, The Guardian Cash Fund, Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund, Value Line Strategic Asset Management Trust, Value Line Centurion Fund, Gabelli Capital Asset Fund, MFS Emerging Growth Series, MFS Total Return Series, MFS Growth With Income Series, MFS Bond Series, American Century VP Value Fund, American Century VP International Fund, AIM V.I. Value Fund, AIM V.I. Capital Appreciation Fund, Fidelity VIP III Growth Opportunities Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Index 500 Portfolio. There is no minimum guaranteed Policy Account Value for amounts held in the Variable Investment Options.

Prospectuses for the mutual funds, which describe their respective investment objectives, risks, and all of their fees and expenses, accompany this prospectus. Those prospectuses should be read carefully before Policy Account Values are allocated or transferred to or from the Variable Investment Options. Summary information about the investment objectives of these mutual funds and the risks and potential rewards of investing in securities appears in "The Variable Investment Options" and Appendix C. The Separate Account and the mutual funds are registered with the Securities and Exchange Commission ("SEC") as investment companies under the Investment Company Act of 1940 (the "1940 Act").

What is the Fixed-Rate Option?

The Fixed-Rate Option is another allocation choice offered under Park Avenue VUL. Amounts allocated or transferred to the Fixed-Rate Option are credited with a fixed rate of interest that is guaranteed from the date of allocation or transfer until the next succeeding Policy Anniversary. On each Policy Anniversary, the entire Policy Account Value that is then attributable to the Fixed-Rate Option (including earned interest) is aggregated to be credited with the interest rate in effect on that Policy Anniversary. Such rate will remain in effect for these monies until the next Policy Anniversary. The minimum guaranteed annual interest rate provided by the Fixed-Rate Option is 4%. Amounts attributable to the Fixed-Rate Option are held in GIAC's general account. See "The Fixed-Rate Option."

Is it possible to change how the Policy Account Value is invested under a Park Avenue VUL policy?

Yes. Presently, a policyowner may transfer all or part of the Unloaned Policy Account Value among the Variable Investment Options and into the Fixed-Rate Option at any time without charge. Currently, the maximum number of options in which the Policy Account Value may be invested is 7. In addition, special limits apply to transfers out of the Fixed-Rate Option. Currently, there is no charge for transfers but GIAC reserves the right to charge $25 for each transfer after the twelfth in a policy year. See "Transfers From The Fixed-Rate Option."

What insurance benefits are available under a Park Avenue VUL policy?

A prospective policyowner can obtain death benefits and optional rider benefits through a Park Avenue VUL policy.

Death Benefits

GIAC will pay a policy's death proceeds to the beneficiary upon its receipt of due proof that the insured died while the policy was in force. The policy provides two death benefit options both of which provide insurance coverage until the Policy Anniversary nearest the insured's 100th birthday:

  Option 1 provides a death benefit that equals the policy's Face Amount when the insured dies; and

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                                       8

  Option 2 provides a variable death benefit that is equal to the Face Amount of the policy plus the Policy Account Value.

After the Policy Anniversary nearest the insured's 100th birthday, the death benefit is equal to the Policy Account Value.

A higher death benefit may apply under either option to satisfy federal income tax law requirements.

On or after the first Policy Anniversary, the policyowner can change death benefit options if the insured is then living. Evidence of insurability is required when the requested change is from Option 1 to Option 2. See "Death Benefit Options."

Rider Benefits


Additional benefits can be provided by riders to the policy, subject to GIAC's underwriting and issuance standards. The following additional benefit riders may be offered under the policy, though perhaps not in every state: level target death benefit term rider; accidental death benefit rider; guaranteed insurability option rider; guaranteed coverage rider; waiver of monthly deductions rider; and disability benefit rider. Premiums for additional rider benefits are deducted from Policy Account Value monthly as part of the Monthly Deductions. There may be circumstances in which it will be to the policyowner's economic advantage to include a significant portion or percentage of insurance coverage under a term rider. In many other circumstances, it may be advantageous to obtain a Policy without term rider coverage. These circumstances will depend on many factors, including the amount of premium the policyowner desires to pay and the amount and duration of coverage chosen, as well as the Age, sex and risk classification of the insured. Your registered representative can provide you more information on the appropriateness of term rider coverage in conjunction with a Park Avenue VUL Policy. All of the riders are briefly described in Appendix D.


Can the Face Amount be decreased or increased?

The policyowner may request a decrease in the Face Amount at any time on or after the first Policy Anniversary. The decrease must be for at least $5,000. Decreases may also result from partial withdrawals. Decreases in Face Amount occurring at the request of the policyowner are subject to surrender charges if the decrease occurs during the first 15 policy years. If the decrease is the result of a partial withdrawal, it is subject to surrender charges if the withdrawal occurs during the first 15 policy years after issue or after an increase in face amount and the amount of the withdrawal exceeds the free withdrawal amount. See "Decreasing the Face Amount," "Partial Withdrawals," and "Transaction Deductions from the Policy Account Value."

The policyowner may request an increase in Face Amount on the first Policy Anniversary or any Policy Anniversary thereafter up to and including the Policy Anniversary nearest the insured's 70th birthday. An increase in Face Amount is issued as a separate Policy Segment with its own underwriting class, cost of insurance rates, surrender charges, policy administration charge and Target Premium. Premiums paid subsequent to a Face Amount increase are allocated among the Initial Face Amount and any in force Policy Segment as described in "Increasing the Face Amount".

What is the amount of death proceeds payable under a Park Avenue VUL policy? The amount of the death proceeds will be based on the benefit provided by the death benefit option in effect when the insured dies and any insurance proceeds provided by additional benefit riders. To determine the payable proceeds, GIAC will deduct any outstanding Policy Debt and any due and unpaid Monthly Deductions as of the policy month of death from the death benefit. Death proceeds may be received in a lump sum or under one of the payment options described in the policy. See "Policy Proceeds" and "Payment Options."

Does a policyowner have access to the monies invested in a Park Avenue VUL policy?

The policyowner may, within limits, (1) after the first policy year make partial withdrawals of Net Cash Surrender Value; and/or (2) borrow up to 90% of the policy's Cash Surrender Value less the amount of any Policy Debt. Interest at an annual rate of 8% accrues daily against outstanding policy loans. The annual rate of interest on policy loans decreases to 5% after the later of the twentieth Policy Anniversary or the insured's Attained Age 65. See "Partial Withdrawals" and "Policy Loans."

Also, a policy may be surrendered at any time for its then Net Cash Surrender Value. Upon surrender, insurance coverage ends and may not be reinstated.

See "Deductions and Charges" and "Tax Effects" for information about the possible impact of these policy transactions on (1) policy benefits and (2) the amounts invested in a policy.

Are increases in Policy Account Value or the death proceeds taxed under the income tax provisions of the Internal Revenue Code?

Under current federal tax law, increases in Policy Account Value are not generally subject to federal income tax unless they are distributed before the insured dies. Death proceeds are not subject to federal income tax, but may be subject to federal estate and/or generation skipping transfer taxes. See "Tax Effects."

What is the federal income tax treatment of partial withdrawals, surrenders and policy loans?

Each of these transactions results in a pre-death distribution from the policy. The federal income tax treatment of the proceeds of a pre-death distribution depends on whether a policy is treated as a "modified endowment contract" under the Internal Revenue Code.

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                                       9

If a Park Avenue VUL policy is not treated as a modified endowment contract:

      (1) Distributions through partial withdrawals or upon surrender will generally be taxed only if the sum of all such distributions exceeds the policyowner's "basis" in the policy (i.e., the sum of the premiums paid minus any amounts previously withdrawn through tax-free distributions). Amounts received in excess of the policyowner's basis in the policy will be recognized and taxable as ordinary income.

      (2) Policy loans should be treated as indebtedness, not as taxable distributions, so long as the policy remains in force. Generally, policy loan interest payments are not tax deductible by the policyowner. There may be adverse tax consequences if a policy lapses with Policy Debt outstanding.

If a Park Avenue VUL policy is treated as a modified endowment contract:

All pre-death distributions, including policy loans, will be taxed first as ordinary income, to the extent of gain in the policy, and then treated as a return of the basis in the policy. With few exceptions, a 10% penalty tax will also apply to the taxable portion of a distribution from a modified endowment contract.

Under the circumstances which are summarized under "Tax Effects," a policy could be treated as a modified endowment contract. A legal or tax adviser should be consulted before taking actions that could cause a policy to be treated as a modified endowment contract. Neither GIAC nor its agents are authorized to provide this type of advice to policyowners.

When would a policy lapse?

Except for periods when the No Lapse Guarantee Test is satisfied during the first three policy years, the policy will go into default if the Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the current Monthly Deductions. A policy will lapse 61 days after the Monthly Date that the Net Cash Surrender Value is less than the current Monthly Deductions when due unless a required premium payment, described in more detail in "Grace Period," is made. A policy can also lapse if a required loan repayment remains unpaid 61 days after the Monthly Date that Policy Debt exceeds the Cash Surrender Value. GIAC will provide the policyowner with at least 30 days notice of an impending policy lapse and the amount of the required premium payment or loan repayment, and will maintain the policy in force if the amount specified in the notice is received on a timely basis at the Executive Office. See "Grace Period."

Can a policy be exchanged for a fixed-benefit life insurance policy?

A policyowner has the right to exchange a Park Avenue VUL policy for a fixed-benefit whole life insurance policy on the life of the insured that is issued by GIAC or one of its affiliates, without evidence of insurability, within 24 months of the Issue Date. See "Fixed-Benefit Insurance During the First 24 Months."

Can the policy be cancelled after the Issue Date?

A policyowner may cancel a policy by returning the policy and a written cancellation notice to GIAC's Executive Office or the agent from whom such policy was purchased by the later of: 10 days after receiving the policy; or 45 days from the date Part 1 of the completed application for the policy was signed. GIAC will promptly refund all premiums submitted before cancellation. Longer periods may apply in certain states. A policy that is returned for cancellation will be void from the beginning. See "Right to Cancel."

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                                       10

                         Park Avenue VUL Policy Diagram*

                                                 Less
                      Premiums               ------------> Premium Charge

              Policy Account Value

              The Separate Account

The Mutual Funds (including any Investment
 Return):
    Guardian Investor Services Corporation
        The Guardian Stock Fund                  Less
        The Guardian Small Cap Stock Fund   ------------->   Advisory Fees And
        The Guardian Bond Fund                             Operational Expenses
        The Guardian Cash Fund
    Guardian Baillie Gifford Limited             Less
        Baillie Gifford International Fund  -------------> Mortality And Expense
        Baillie Gifford Emerging Markets Fund                   Risk Charge
    Value Line, Inc.
        Value Line Centurion Fund
        Value Line Strategic Asset Management
         Trust
    Gabelli Funds, Inc.
        Gabelli Capital Asset Fund
    Massachusetts Financial Services Company     Less
        MFS Emerging Growth Series           ------------> Monthly Deductions:
        MFS Total Return Series                         o Policy Administration
        MFS Growth With Income Series                     Charge
        MFS Bond Series                                 o Charge For The Cost Of
    American Century Investment Management, Inc.          Insurance
        American Century VP Value Fund                  o Charge for Additional
        American Century VP International Fund            Insurance Benefits
    A I M Advisors, Inc.
        AIM V.I. Capital Appreciation Fund
        AIM V.I. Value Fund
    Fidelity Management & Research Company
        Fidelity VIP III Growth Opportunities
         Portfolio
        Fidelity VIP Equity-Income Portfolio
        Fidelity VIP High Income Portfolio
        Fidelity VIP II Index 500 Portfolio


   Fixed-Rate Option         Loan Collateral Account
(plus Interest Credited)     (plus Interest Credited)
                                        Less
                                    ------------>        Transaction Deductions:
                                                          o Surrender Charge
              Cash Surrender Value      Less
                                    ------------>             Policy Debt
            Net Cash Surrender Value

*This diagram excludes the Transfer Charge which is not being imposed currently. Interest on Policy Debt and repayments of Policy Debt are also not reflected in the diagram.

                                                              POLICY FORM 97-VUL
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                                       11

                                THE PARK AVENUE VUL POLICY

This section of the prospectus provides an overview of the policy's provisions exclusive of any riders. Since GIAC is subject to the insurance laws and regulations of every jurisdiction in which Park Avenue VUL is sold, some of the policy's terms may vary from jurisdiction to jurisdiction. Specific variations to a policy will be set forth in the policy issued to the policyowner.

INSUREDS

GIAC will issue a policy with an Initial Face Amount of at least $100,000 to anyone who resides in a state or jurisdiction where the policy may be offered. The policy can be issued to insure the life of anyone Age 80 or under. The insured and the policyowner may be the same person or different individuals. GIAC requires satisfactory evidence of insurability before it will issue or reinstate a policy. Owners of certain fixed-benefit life insurance policies issued by GIAC or its parent, Guardian Life, may be able to purchase Park Avenue VUL (i) without evidence of insurability, by exchanging their present policies or (ii) without evidence of insurability, or with simplified underwriting, by exercising applicable riders to their fixed-benefit life insurance policies. Policyowners of convertible term policies and whole life policies with convertible term riders who elect to convert to a Park Avenue VUL Policy may receive a credit upon conversion in an amount up to one Minimum Annual Premium. Interested policyowners should consult their legal and tax advisers about the consequences of exchanging their existing policies for Park Avenue VUL. See "Deductions and Charges," "Tax Effects," and "Policyowner and Beneficiary."

PREMIUMS

Policy Premiums

The policy will be in force when the Initial Premium is paid, but not before the Issue Date. The Initial Premium must be at least equal to one quarter of the Minimum Annual Premium. Once the policy is in force, premiums may be paid at any time and in any amount during the lifetime of the insured subject to certain limitations described below. After the Initial Premium, all premiums must be paid to GIAC's Executive Office. Premiums are not payable at specified intervals or in specified amounts. Each policy will specify a Planned Premium which is based on the amount of premium the policyowner wishes to pay on a periodic basis. Each policy will also specify a Minimum Annual Premium which is used to calculate the amount of aggregate premium that must be paid as of the most recent Monthly Date to satisfy the No Lapse Guarantee Premium Test during the first three policy years. The Planned Premium is not required to be paid as elected. However, the sum of the Planned Premiums elected by the policyowner for each of the first two policy years must be equal to or greater than the aggregate Minimum Annual Premium applicable to such policy years. No premiums may be paid after the Policy Anniversary nearest the insured's 100th birthday.

GIAC will send notices to the policyowner setting forth the Planned Premium at the payment interval selected by the policyowner, unless payment is being made pursuant to a pre-authorized checking plan. However, the policyowner is under no obligation to make the indicated payment.

GIAC will not accept any premium which is less than $100, unless the premium is payable pursuant to a pre-authorized checking plan. In that case, GIAC will accept a payment of at least $25.


The policy also limits the sum of premiums that may be paid at any time in order to preserve the qualification of the policy as life insurance for federal tax purposes. These limitations are set forth in the policy. GIAC reserves the right to refuse or refund any premiums that may cause the policy to fail to qualify as life insurance under the applicable tax law. GIAC also reserves the right to refuse any premium that would result in an increase in the death proceeds as a result of the requirements of Section 7702 of the Internal Revenue Code. However, such premium will be accepted if any of the following conditions exists on the date the payment is received at GIAC's Executive Office: (i) the premium payment does not cause the policy's death benefit to increase as a result of
Section 7702, (ii) the sum of all premium payments received during the policy year does not exceed 150% of the Target Premium, (iii) the sum of all premium payments received during the policy year does not exceed (a) 400% of the Target Premium and (b) 125% of the largest premium payment made during the prior three policy years, or (iv) the policy is subject to the Guideline Premium Test. If none of these conditions exists, such premium payment may be accepted if evidence of insurability satisfactory to GIAC is submitted.


Allocation of Net Premiums

A Net Premium is the portion of a premium that is available for allocation among the Variable Investment Options and the Fixed-Rate Option after the deduction of the Premium Charge described under "Deductions and Charges." See "Crediting Payments" for information about when Net Premiums and other payments are credited and allocated under a policy. Upon allocation, each Net Premium becomes part of the Policy Account Value. See "Deductions and Charges" for information on how premiums are allocated among the Initial Face Amount and in force Policy Segments for purposes of determining premium and cost of insurance charges.


                            EXAMPLE -- Policy Year 1
                              Male Insured, Age 45
                    Preferred Plus Premium Class - Nonsmoker
                              Face Amount $250,000


  Premium Payment ("PP") ...........................    $3,185.00
  Premium  Charge (8.5% of PP) .....................       270.73
                                                        ---------
  Net Premium Allocated ............................    $2,914.27

The policyowner provides his or her initial allocation instructions for Net Premiums in the policy application. All percentage allocations must be in whole numbers.

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                                       12

The total of all percentage allocations must be 100%. The policyowner may change the allocation instructions at any time. The new allocation instructions will be effective for Net Premiums that are allocated after GIAC receives the changed instructions at its Executive Office. Allocation instructions can only be changed in writing.

The allocation of amounts already held under a policy will not be affected by changing the allocation instructions for Net Premiums. Policyowners may transfer Unloaned Policy Account Value among the Variable Investment Options and the Fixed-Rate Option as described under "Transfers," "Transfers From the Fixed-Rate Option" and "Dollar Cost Averaging". Currently, the maximum number of options in which the Policy Account Value may be invested or held at any one time is 7. GIAC reserves the right to change this number from time to time. If premiums in excess of $100,000 are received from the policyowner prior to the later of (i) 45 days from the date Part 1 of the completed application is signed or (ii) 15 days after the Issue Date, GIAC will allocate any Net Premium in excess of $100,000 ("Excess Net Premium") to The Guardian Cash Fund. On the later of (i) or (ii), any Excess Net Premium allocated to The Guardian Cash Fund pursuant to this provision, and any earnings attributable thereto, will be re-allocated in accordance with the policyowner's current allocation instructions. See "Transfers." Any amounts which the policyowner has allocated to the Fixed-Rate Option or The Guardian Cash Fund will not be counted towards the $100,000 limit and will be allocated to the Fixed-Rate Option and/or The Guardian Cash Fund as of the Business Day of receipt.

Crediting Payments

The policyowner may provide specific crediting instructions for each payment he or she submits. If a payment is received without specific crediting instructions, GIAC will use the payment:

o     to pay any outstanding Policy Debt; and

o     then, as a premium payment.

GIAC normally credits and allocates each Net Premium as of the Business Day of receipt, if it receives the payment before the close of business at its Executive Office. An exception to this practice is that GIAC credits and allocates any Net Premium received prior to the Issue Date on the Issue Date.

GIAC's close of business is 4:00 p.m. New York City time. See "Allocation of Net Premiums" and "Policy Loans" for information about how payments are allocated among the Variable Investment Options and the Fixed-Rate Option.

Backdating

Under certain circumstances, GIAC will permit a policy to be backdated, upon request, but only to a Policy Date not earlier than six months prior to the date the application is signed. Backdating may be desirable, for example, so that a policyowner can purchase insurance coverage for a lower premium based on younger Age at policy issuance. To backdate a policy, on the Issue Date, all Monthly Deductions for the period from the backdated Policy Date to the Issue Date will be deducted.

Default


Except for periods when the No Lapse Guarantee Test is satisfied during the first three policy years, the policy will go into default if the Net Cash Surrender Value at the beginning of any policy month is not at least equal to the Monthly Deductions then due. GIAC will allow a 61-day grace period (which begins on the date of default) in which the policyowner may make a premium payment sufficient to bring the policy out of default and will mail to the policyowner a notice of the default and of the required premium payment at least 30 days before the end of the grace period. During the first three policy years when the No Lapse Guarantee Test is not satisfied, the required payment to bring the policy out of default will be equal to the amount necessary to satisfy the No Lapse Guarantee Test plus an amount equal to one quarter of the Minimum Annual Premium. After the first three policy years, (a) if the net cash surrender value is less than zero, the required payment is equal to the amount necessary to bring the Net Cash Surrender Value to zero prior to taking into account the Monthly Deductions then due, plus an amount equal to three current Monthly Deductions and (b) if the net cash surrender value is greater than zero but not sufficient to satisfy the Monthly Deductions then due, the amount required will be an amount equal to three Monthly Deductions. If the required payment is not received by the end of the grace period, the policy will lapse without value. The policy will also go into default if a required loan repayment is not made. If the Policy Debt exceeds the policy's Cash Surrender Value on a Monthly Date, GIAC will notify the policyowner that a loan repayment is required to continue the policy in force. The policy will lapse 61 days after the default date set forth in the notice if GIAC does not receive the required loan repayment. If the insured dies after a loan repayment notice is mailed but before the 61 days have expired, GIAC will pay the beneficiary the death proceeds minus the unpaid Policy Debt. See "Policy Loans" and "Policy Proceeds."


Reinstatement

A lapsed policy that has not been surrendered for cash may be eligible for reinstatement for up to 3 months after the date of default. A written application for reinstatement, including satisfactory evidence of insurability must be received at GIAC's Executive Office and approved by GIAC. It will not be approved unless the insured is living on the date reinstatement takes effect. In addition, GIAC requires:

o repayment or reinstatement of any outstanding Policy Debt as of the date of default with interest at the loan interest rate then in effect from the date of default to the date of reinstatement; and

o payment of any unpaid Monthly Deductions on the date of default with interest at an annual rate of 6% from the date of default to the date of reinstatement; and

o payment of an amount equal to the greater of three 3 Monthly Deductions or an amount that provides a positive Net Cash Surrender Value.

A reinstated policy has the same Policy Date, Face Amount

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                                       13
and death benefit option as the policy that lapsed. Surrender charges on the date of reinstatement will not be greater than the surrender charges on the date of default. The No Lapse Guarantee will not be reinstated.

DEDUCTIONS AND CHARGES

GIAC deducts the amounts detailed below from: premiums; the Policy Account Value; or the Separate Account. In addition, the mutual funds that are offered through the Separate Account's investment divisions incur advisory fees and other expenses that are reflected in the prices of their shares each day. Once amounts are deducted under a policy, they are unavailable for investment in the Variable Investment Options and the Fixed-Rate Option. See "Special Provisions For Group or Sponsored Arrangements."

Deductions From Premiums

Premium Charge

This charge is initially equal to 8.5% of each premium payment. The Premium Charge percentage will decrease to 6.0% after premium payments equal to 10 Target Premiums have been paid, and decrease to 4.0% after premium payments equal to 15 Target Premiums have been paid. Since there is a separate Target Premium associated with the Initial Face Amount and each Policy Segment, the Premium Charge will be applied separately to premiums applied to the Initial Face Amount and each Policy Segment in the order in which they were issued. For the purpose of calculating Premium Charge assessments in any policy year, GIAC will allocate premium payments to the Initial Face Amount until such payments equal the Target Premium associated with the Initial Face Amount. GIAC will then allocate premium payments to each in force Policy Segment in the order in which they were issued, if any, until the total premium payments equal the sum of all Target Premiums associated with such segments. Thereafter, GIAC will allocate premium payments proportionately (based on Target Premium) to the Initial Face Amount and any in force Policy Segments. An example of how this premium allocation works follows:

--------------------------------------------------------------------------------
                                     EXAMPLE

A male 45, Preferred Plus buys a policy for $250,000 on January 1, 1998. Three years later, on January 1, 2001, as a male, 48, Preferred Plus, he requests an increase for $100,000. The initial Target Pemium is $3,185, and the Target Premium for the increase is $1,470. Assume he pays $4,000 per year for 10 years, and $5,000 per year for the next 10. The following chart shows the allocation of premiums and calculation of loads.

                               Premium Allocation
                               ------------------
                Initial Face Amount                First Face Amount Increase
         ---------------------------------      --------------------------------
                    Cumulative    Premium                  Cumulative   Premium
 Date     Premium   Allocation    Charge         Premium   Allocation   Charge
------   ---------  ----------   ---------      ---------   ---------  ---------
 1998     $4,000     $ 4,000       $340          $    0    $     0      $   0
 1999      4,000       8,000        340               0          0          0
 2000      4,000      12,000        340               0          0          0
 2001      3,185      15,185        271             815        815         69
 2002      3,185      18,370        271             815      1,630         69
 2003      3,185      21,555        271             815      2,445         69
 2004      3,185      24,740        271             815      3,260         69
 2005      3,185      27,925        271             815      4,075         69
 2006      3,185      31,110        271             815      4,890         69
 2007      3,185      34,295        210             815      5,705         69
 2008      3,421      37,716        205           1,579      7,284        134
 2009      3,421      41,137        205           1,579      8,863        134
 2010      3,421      44,558        205           1,579     10,442        134
 2011      3,421      47,979        201           1,579     12,021        134
 2012      3,421      51,400        137           1,579     13,600        134
 2013      3,421      54,821        137           1,579     15,179        122
 2014      3,421      58,242        137           1,579     16,758         95
 2015      3,421      61,663        137           1,579     18,337         95
 2016      3,421      65,084        137           1,579     19,916         95
 2017      3,421      68,505        137           1,579     21,495         95

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A portion of this charge is used by GIAC to pay premium taxes that are assessed against GIAC by the states and jurisdictions where the policy is sold. Premium taxes vary from jurisdiction to jurisdiction and currently range from 0% to 4%.

A portion of the Premium Charge is also used to pay certain federal income taxes ("DAC Taxes") imposed on GIAC by Section 848 of the Internal Revenue Code or interpretations thereof. See "GIAC's Taxes."

Since premium taxes and DAC Taxes are incurred by GIAC, no portion of the Premium Charge that is used to pay these taxes is deductible by policyowners for federal income tax purposes.

A portion of the Premium Charge also compensates GIAC for sales and promotional expenses that it incurs in connection with selling the policies. Such expenses may include commissions, advertising, and the cost of preparing and printing sales literature and prospectuses. See "Deductions From The Separate Account" and "Transaction Deductions From the Policy Account Value."

Monthly Deductions From the Policy Account Value

As of the Policy Date and on each Monthly Date thereafter, GIAC deducts the following charges proportionately from the Policy Account Value attributable to the Variable Investment Options and the Fixed-Rate Option. Monthly Deductions end on the Policy Anniversary nearest the insured's 100th birthday.

Policy Administration Charge

This is an administration charge deducted on each Monthly Date. It consists of two components. At issues ages 16 and above, the first component is a contract charge deducted at the rate of $20 per month until the first Policy Anniversary and $6 per month thereafter. The second component is a coverage charge deducted at the rate of $0.16 per $1,000 of Face Amount until the first Policy Anniversary and $0.16 per $1,000 of any Face Amount increase until the first anniversary of such increase. At issues ages 15 and below, the contract charge component is also deducted at the rate of $20 per month month until the Policy Anniversary and $6 per month thereafter.

At issue age 15, the coverage component is deducted at the rate of $0.1525 per $1,000 of Face Amount until the first Policy Anniversary and $0.1525 per $1,000 of the amount of any Face Amount increase until the first anniversary of such increase. For each issue age below 15, the amount deducted for the coverage component is decreased by $0.0075 per $1,000 of Face Amount or Face Amount increase, scaling down proportionately to $0.04 per $1,000 of Face Amount or Face Amount increase, scaling down proportionately to $0.04 per $1,000 of Face Amount at issue age 0.

Initially, this charge compensates GIAC for the cost of underwriting and issuing a policy. In later policy years, GIAC uses amounts collected through these charges to defray the ongoing costs of maintaining a policy, such as: preparing and sending premium billing notices, reports and statements to policyowners; communications with insurance agents; and other policy-related overhead costs.

Charge For The Cost Of Insurance

This monthly charge is based upon GIAC's current monthly cost of insurance rates for the insured's Attained Age, sex (unless unisex rates are required by law), Face Amount, and underwriting class. Any additional rating charges applicable to the insured because he or she does not satisfy GIAC's underwriting requirements for standard insurance are added to the cost of insurance rate. The maximum cost of insurance rate that GIAC may charge per $1,000 of Net Amount at Risk per policy year is set forth in the policy. The maximum rates are based upon (i) the Commissioner's 1980 Standard Ordinary Mortality Table, male or female, aggregate, for attained ages 0-14; (ii) the Commissioner's 1980 Standard Ordinary Mortality Table, male or female, non-smoker, for attained ages 15-19; or (iii) the Commissioner's 1980 Standard Ordinary Mortality Table, male or female, smoker or non-smoker, for attained ages 20 and over.

Cost of insurance rates are currently lower than GIAC's current monthly cost of insurance rates for policies with a current Face Amount of at least $500,000 and
(i) where the Initial Face Amount was equal to or greater than $500,000, or (ii) where there has been a Face Amount increase of at least $500,000. If the policy is eligible for the lower rates, they will apply to the Initial Face Amount and all Policy Segments.

Cost of insurance charges enable GIAC to pay death benefits, particularly in early policy years when the death benefit will be significantly larger than the Policy Account Value. GIAC calculates the cost of insurance charge by multiplying the Net Amount at Risk applicable to the Initial Face Amount and each in force Policy Segment on a Monthly Date by the cost of insurance rate applicable to the Initial Face Amount or a Policy Segment, respectively, and in effect on that Monthly Date, and dividing the result by 1,000. GIAC determines the Net Amount at Risk on a Monthly Date after it has processed the other Monthly Deductions, excluding cost of insurance, for such date. Policy Account Value is allocated first to the Initial Face Amount and then to each Policy Segment in the order that it was acquired. The maximum amount of Policy Account Value allocated to any one Policy Segment or the Initial Face Amount is the amount of death benefit provided by the applicable segment divided by 1.0032737. For purposes of determining the Net Amount at Risk, any increase in death benefit required by Internal Revenue Code Section 7702 is allocated to the Initial Face Amount.

GIAC's current monthly cost of insurance rates are lower than the guaranteed maximum rates set forth in the policy. Generally, cost of insurance rates increase 16 with advancing age.

GIAC may use its discretion to change its current cost of insurance rates, subject to the guaranteed maximum rates. GIAC will not change its current cost of insurance rates if the insured's health deteriorates. Rather, GIAC will only change its rates for all insureds of the same underwriting

--------------------------------------------------------------------------------
class, Attained Age and sex because it expects: increased mortality among such insureds; higher expenses or federal income taxes; declining persistency for Park Avenue VUL policies; lower investment earnings; changes in the federal income tax burden imposed on GIAC by Section 848 of the Internal Revenue Code; or changes in premium taxes paid by GIAC. Any changes in the cost of insurance rates that GIAC chooses to implement will only be effective prospectively and will apply to all affected Park Avenue VUL policies in the same manner.

The dollar amount of the cost of insurance charge deducted from a policy varies from month to month with changes in the Net Amount at Risk. Generally, reducing the Net Amount at Risk results in lower cost of insurance charges. Under an Option 1 policy where the death benefit is the Face Amount, paying premiums can reduce the Net Amount at Risk by increasing the Policy Account Value. Under an Option 2 policy, where the death benefit can increase over the Face Amount, paying premiums will not affect the Net Amount at Risk.

The Net Amount at Risk increases, for example, when the death benefit for any policy increases to satisfy Internal Revenue Code requirements, as discussed under "Death Benefit Options." Increasing the Net Amount at Risk results in higher cost of insurance charge deductions.

Different cost of insurance rates may apply to each Policy Segment; therefore, the Net Amount at Risk will be calculated separately for each level of insurance.


Charge for Additional Insurance Benefits

If the policyowner acquires additional insurance benefits by purchasing one or more of the available Riders to the policy, rider premiums are assessed. Rider premiums are deducted from the Policy Account Value monthly.


Transaction Deductions from the Policy Account Value

GIAC makes transaction deductions only when certain events occur at the policyowner's direction. Except as explained below, GIAC makes transaction deductions proportionately from the Policy Account Value attributable to the Variable Investment Options until exhausted, and then from the Fixed-Rate Option.

Surrender Charge

During the first 15 policy years of the Initial Face Amount and each Policy Segment, GIAC assesses a surrender charge when the policy lapses or is surrendered, if the Face Amount is reduced by request or through a partial withdrawal, or the policy is in default. GIAC will not deduct a surrender charge for a Face Amount decrease that results from a change in Death Benefit Option. In addition, reductions in or elimination of term rider coverage do not trigger the imposition of a surrender charge. See "Reducing the Face Amount" and "Partial Withdrawals." The amount of the surrender charge depends upon the policy year in which the event occurs.

The surrender charge is expressed as a flat charge per $1,000 of Face Amount for the first year, and that charge will vary from $4.50 to $54.95 per $1,000 of coverage based upon the issue age, sex and underwriting class of the insured. The applicable charge will be set forth in the policy. At the time a new Policy Segment is created, a new surrender charge is calculated based on the coverage provided by the Policy Segment and the insured's then Attained Age. Therefore, a different charge may be in effect for the Initial Face Amount and each Policy Segment. The surrender charge applicable to a portion of Face Amount will decrease proportionally on an annual basis over 15 policy years so that the surrender charge beginning in year 16 of the Initial Face Amount and each Policy Segment is $0. The charge per $1,000 for a particular issue age, sex (including unisex) and underwriting class is set forth in Appendix F. Total surrender charges under this policy will equal the sum of the surrender charges for the Initial Face Amount and each Policy Segment.

After imposition of the surrender charge, a policy's Net Cash Surrender Value may be zero, particularly in the early policy years.

The surrender charge is intended to compensate GIAC for certain administrative and sales related expenses.

EXAMPLE     (Policy with Initial Face Amount only)

The example below shows how the surrender charge declines over a fifteen year period so that in year 16 it equals $0.

Male Insured, Age 45
Preferred Plus Underwriting Class - Nonsmoker
Face Amount $250,000

Surrender Charge per $1,000 of Face Amount in policy year one (from Appendix E):
$22.49

Surrender charge in policy year one is the surrender charge per $1,000 x $250,000, divided by 1,000 or ($22.49 x $250,000) divided by 1,000 = $5,622.50.

Proportional reduction in surrender charge over 15 year period: $22.49 divided by 15 or $1.499333 per year ($1.499333 is rounded to $1.50)

                                                       Per $1,000 Surrender
                                                          Charge Rate x
                            Surrender Charge                Face Amount
                              per $1,000                 (Actual Surrender
 Policy Year                of Face Amount                    Charge)
--------------------------------------------------------------------------------
     1                          $22.49                       $5,622.50
     2                           20.99                        5,247.50
     3                           19.49                        4,872.50
     4                           17.99                        4,497.50
     5                           16.49                        4,122.50
     6                           14.99                        3,747.50
     7                           13.49                        3,372.50
     8                           11.99                        2,997.50
     9                           10.50                        2,625.00
    10                            9.00                        2,250.00
    11                            7.50                        1,875.00
    12                            6.00                        1,500.00
    13                            4.50                        1,125.00
    14                            3.00                          750.00
    15                            1.50                          375.00
    16                               0                               0

--------------------------------------------------------------------------------

EXAMPLE (Policy with Initial Face Amount and Face Amount Increases)

Assume in the above example the insured effects a Face Amount increase of $200,000 at the beginning of policy year 6 (Attained Age 50) and another Face Amount increase of $100,000 at the beginning of policy year 8 (Attained Age 52). At the time of the first increase, the insured is again classified Preferred Plus, but at the time of the second increase he is classified as Preferred.

For purposes of calculating the applicable surrender charges, each Face Amount increase is treated separately based on the insured's Attained Age and underwriting class at the time of the increase. Therefore, for each increase the policy will incur a new set of surrender charges. Surrender charges are calculated as if the policyowner has purchased a policy with the amount of the increase being the Face Amount; in other words, they are calculated just as in the foregoing example. The total surrender charge for a particular policy year equals the sum of the surrender charge for the Initial Face Amount and the applicable surrender charge for each Policy Segment.

The following is a calculation of the surrender charge for this example. Note that the surrender charges are shown for policy years 1 through 30 only as, after the 30th policy year, surrender charges equal zero for the Initial Face Amount as well as for the two Face Amount increases.

                                  Age at                    1st Yr            Annual
                     Beginning   Beginning     Policy  Surrender Charge  Surrender Charge
                      of Year     of Year       Face      Rate/$1,000        Decrease
                    -----------   -------      -------   ------------      ------------
Initial Face Amount      1          45         250,000       22.49           1.4993333
1st Increase             6          50         200,000       23.66           1.5773333
2nd Increase             8          52         100,000       29.63           1.9753333

             Surrender Charge            Per $1,000 Surrender Charge Rates
         Per $1,000 of Face Amount    x Face Amount (Actual Surrender Charge)
         --------------------------   ----------------------------------------
                                                                         Total
                                                                        Policy
Policy   Initial    First    Second    Initial     First    Second     Surrender
 Year   Coverage  Increase  Increase  Coverage   Increase  Increase     Charge
------  --------  --------  --------  --------   --------  --------    --------
   1     $22.49       N/A      N/A   $5,622.50        N/A        N/A  $ 5,622.50
   2      20.99       N/A      N/A    5,247.50        N/A        N/A    5,247.50
   3      19.49       N/A      N/A    4,872.50        N/A        N/A    4,872.50
   4      17.99       N/A      N/A    4,497.50        N/A        N/A    4,497.50
   5      16.49       N/A      N/A    4,122.50        N/A        N/A    4,122.50
   6      14.99    $23.66      N/A    3,747.50  $4,732.00        N/A    8,479.50
   7      13.49     22.08      N/A    3,372.50   4,416.00        N/A    7,788.50
   8      11.99     20.51   $29.63    2,997.50   4,102.00  $2,963.00   10,062.50
   9      10.50     18.93    27.65    2,625.00   3,786.00   2,765.00    9,176.00
  10       9.00     17.35    25.68    2,250.00   3,470.00   2,568.00    8,288.00
  11       7.50     15.77    23.70    1,875.00   3,154.00   2,370.00    7,399.00
  12       6.00     14.20    21.73    1,500.00   2,840.00   2,173.00    6,513.00
  13       4.50     12.62    19.75    1,125.00   2,524.00   1,975.00    5,624.00
  14       3.00     11.04    17.78      750.00   2,208.00   1,778.00    4,736.00
  15       1.50      9.46    15.80      375.00   1,892.00   1,580.00    3,847.00
  16       0.00      7.89    13.83        0.00   1,578.00   1,383.00    2,961.00
  17       0.00      6.31    11.85        0.00   1,262.00   1,185.00    2,447.00
  18       0.00      4.73     9.88        0.00     946.00     988.00    1,934.00
  19       0.00      3.15     7.90        0.00     630.00     790.00    1,420.00
  20       0.00      1.58     5.93        0.00     316.00     593.00      909.00
  21       0.00      0.00     3.95        0.00       0.00     395.00      395.00
  22       0.00      0.00     1.98        0.00       0.00     198.00      198.00
  23       0.00      0.00     0.00        0.00       0.00       0.00        0.00
  24       0.00      0.00     0.00        0.00       0.00       0.00        0.00
  25       0.00      0.00     0.00        0.00       0.00       0.00        0.00
  26       0.00      0.00     0.00        0.00       0.00       0.00        0.00
  27       0.00      0.00     0.00        0.00       0.00       0.00        0.00
  28       0.00      0.00     0.00        0.00       0.00       0.00        0.00
  29       0.00      0.00     0.00        0.00       0.00       0.00        0.00
  30       0.00      0.00     0.00        0.00       0.00       0.00        0.00

GIAC pro-rates the surrender charges in connection with a reduction in Face Amount (including a reduction resulting from a partial withdrawal), by Policy Segment, by multiplying the surrender charge determined as described above by the following fraction to reduce the payable charges:

                           the amount of the reduction
                    ----------------------------------------
                    the Face Amount just before the reduction

The adjusted surrender charge is paid by deductions from the Unloaned Policy Account Value.

--------------------------------------------------------------------------------

Transfer Charge

Presently, GIAC does not impose a charge on transfers among the Variable Investment Options and the Fixed-Rate Option. However, GIAC reserves the right to charge $25 for each transfer after the twelfth transfer in a policy year. GIAC will deduct the transfer charge from the option(s) from which amounts are transferred and use the proceeds to pay its processing costs. If a charge is instituted, transfers under the Dollar Cost Averaging program will not count against the twelve free transfers per policy year.

GIAC will not assess the transfer charge against the transfer from The Guardian Cash Fund of Excess Net Premium and related earnings. See "Allocation of Net Premiums." GIAC will also not assess the transfer charge against transfers effected under the policy's Dollar Cost Averaging feature, or in connection with taking or repaying policy loans. In addition, no transfer charge will apply to transfers effected when a policyowner transfers out of a Variable Investment Option because fundamental investment policies of its corresponding mutual fund have been materially changed. See "Transfers," "Dollar Cost Averaging Transfer Option," "Policy Loans," and "Rights Reserved by GIAC."

Deductions From the Separate Account

Mortality And Expense Risk Charge

GIAC charges the Separate Account for the mortality and expense risks it assumes under the policies. The charge is made daily at a current annual rate of 0.90% of the Separate Account's average daily net assets. This charge will be reduced to 0.60% of the Separate Account's average daily net assets after the twentieth Policy Anniversary. The mortality and expense risk charge is not assessed against Policy Account Values deposited in the Fixed-Rate Option. The mortality and expense risk charge will continue to be deducted after the Policy Anniversary nearest the insured's 100th birthday.

The mortality risk that GIAC assumes is that insureds may live for shorter periods of time than GIAC estimated when setting its cost of insurance rates for Park Avenue VUL. The expense risk that GIAC assumes is that GIAC's expenses for issuing and administering policies may be higher than GIAC estimated when setting the administrative charges for Park Avenue VUL.

Income Tax Charge

GIAC currently makes no specific charge for federal, state or local income taxes attributable to the Separate Account or the policies. However, GIAC reserves the right to impose additional charges if the income tax treatment of variable life insurance changes for insurance companies, or if there is a change in GIAC's tax status, or if GIAC becomes subject to any other tax-related economic burdens that are attributable to the Separate Account or the policies. See "Tax Effects."

Deductions From the Mutual Funds

Advisory Fees And Operational Expenses


Charges for investment advisory fees and operational expenses are deducted daily from the assets of the mutual funds offered through the Separate Account. As a result, policyowners bear these fees and expenses indirectly. Investment advisory fees compensate the investment advisers of the mutual funds for the services and facilities they provide to the funds. The following chart shows each fund's expenses for the year ended December 31, 1997, expressed as a percentage of average daily net assets.


                          ADVISORY OR OPERATIONAL TOTAL
                        MANAGEMENT FEE EXPENSES EXPENSES
                                                   (after applicable waivers and
FUND NAME                                              expense reimbursements)
--------------------------------------------------------------------------------

Guardian
Stock Fund                                     0.50%         0.02%         0.52%

Guardian Small
Cap Stock Fund*                                0.75%         0.21%         0.96%

Guardian
Bond Fund                                      0.50%         0.05%         0.55%

Guardian
Cash Fund                                      0.50%         0.04%         0.54%

Baillie Gifford
International
Fund                                           0.80%         0.17%         0.97%

Baillie Gifford
Emerging
Markets Fund                                   1.00%         0.40%         1.40%

Value Line
Centurion Fund*                                0.50%         0.10%         0.60%

Value Line
Strategic Asset
Mgt. Trust*                                    0.50%         0.09%         0.59%

Gabelli Capital
Asset Fund                                     1.00%         0.17%         1.17%

MFS Emerging
Growth Series*                                 0.75%         0.12%         0.87%

MFS Total
Return Series*                                 0.75%         0.25%         1.00%

MFS Growth With
Income Series*                                 0.75%         0.25%         1.00%

MFS Bond Series*                               0.60%         0.40%         1.00%

American Century
VP Value Fund                                  1.00%                       1.00%

American Century
VP International
Fund                                           1.50%                       1.50%

AIM V.I
Value Fund*                                    0.62%         0.08%         0.70%

AIM V.I. Capital
Appreciation Fund*                             0.63%         0.05%         0.68%

Fidelity VIP III
Growth Oppor-
tunities Portfolio*                            0.61%         0.13%         0.74%

Fidelity VIP Equity-
Income Portfolio*                              0.51%         0.07%         0.58%

Fidelity VIP High
Income Portfolio*                              0.59%         0.12%         0.71%

Fidelity VIP II
Index 500 Portfolio*                           0.24%         0.04%         0.28%


*See explanation below.

--------------------------------------------------------------------------------

Expenses that relate to the investment operations of the funds vary from year to year. These percentages reflect the actual fees and expenses incurred by each fund during the year ended December 31, 1997. The expenses for The Guardian Small Cap Stock Fund are annualized.

The percentages for MFS Growth With Income Series, MFS Total Return Series, and MFS Bond Series reflect the agreement by the series' Adviser to bear expenses for the series, subject to reimbursement by the series, such that the series' operational expenses shall not exceed 0.25% of the average daily net assets of the Growth With Income Series and Total Return Series and 0.40% of the average daily net assets of the Bond Series for the fiscal year ended December 31, 1997. These agreements are also in effect for the current fiscal year. (In the absence of such agreements, operational expenses and total expenses for each of the series for the year ended December 31, 1997 would be (i) 0.35% and 1.10%, respectively, for the MFS Growth With Income Series, (ii) 0.27% and 1.02%, respectively, for the MFS Total Return Series, and (iii) 2.98% and 3.58%, respectively, for the MFS Bond Series.) An agreement to limit the Emerging Growth Series' operational expenses to 0.25% of the average daily net assets of the Fund is also in effect, but it was not triggered for the year ended December 31, 1997.

The percentages for Fidelity VIP II Index 500 Portfolio reflect the agreement by the portfolio's Adviser to bear expenses for the portfolio, subject to reimbursement, such that the Index 500 Portfolio's total expenses shall not exceed 0.28%. In the absence of such agreement, total expenses for the Index 500 Portfolio would have been 0.40%. Agreements are also in place between the Growth Opportunities and Equity-Income Portfolios and their Adviser to limit total expenses to 1.00%, also subject to reimbursement. In addition, the Equity-Income Portfolio and Growth Opportunities Portfolio have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. The Fidelity management fees for the Growth Opportunities, Equity-Income and High Income Portfolios consist of a group fee rate and an individual fee rate. The fee shown here is the result of adding these components together and multiplying the result by the portfolio's average net assets. Please see the Fidelity prospectuses for a complete explanation of the applicable portfolio management fees and expenses.

The operational expenses for Value Line Strategic Asset Management Trust and Value Line Centurion Fund reflect the effects of expense reimbursements paid by those funds to GIAC for certain administrative and shareholder servicing expenses incurred by GIAC on their behalf. For the year ended December 31, 1997, GIAC was reimbursed $696,767 by Value Line Strategic Asset Management Trust, and $483,127 by Value Line Centurion Fund.

AIM Advisors, Inc. ("AIM") may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998.

GIAC has also entered into agreements pursuant to which it will be reimbursed for certain administrative costs and expenses it incurs as a result of offering the MFS and American Century funds to its policyowners.


POLICY VALUES AND BENEFITS


No Lapse Guarantee*


The policyowner will be entitled to the benefit of the No Lapse Guarantee. The No Lapse Guarantee provides that during the first three policy years, if the No Lapse Guarantee Premium Test is satisfied, the policy will not lapse, even if the policy's Net Cash Surrender Value is insufficient to meet the Monthly Deductions due at the beginning of a policy month.


The No Lapse Guarantee Premium Test is satisfied if, as of the most recent Monthly Date, the sum of all premiums paid through such Monthly Date less any Policy Debt and less the sum of any partial withdrawals and applicable surrender charges is equal to or greater than the sum of the Minimum Annual Premium for any previous policy years, plus a percentage of the Minimum Annual Premium for the current policy year. The percentage of the Minimum Annual Premium for the current policy year is calculated by multiplying such premium by the ratio of
(1) to (2) where: (1) is the number of days, measured from the Policy Date in the first policy year or from the most recent Policy Anniversary in the second and third policy year, to the Monthly Date; and (2) is 365.


If the Face Amount is increased or decreased on or after the first Policy Anniversary, the policy will not lapse if the sum of all premiums paid as of the most recent Monthly Date less any Policy Debt and less the sum of all partial withdrawals and related surrender charges is equal to or greater than the product of the policy's Minimum Annual Premium, plus the new Minimum Annual Premium after giving effect to the increase or decrease, multiplied by the ratio of (1) to (2) where: (1) is the number of days measured from the date of the Face Amount increase or decrease to the Monthly Date; and (2) is 365.

The No Lapse Guarantee will terminate if the No Lapse Guarantee Premium Test is not satisfied and a required premium (specified in a notice of default) is not received by GIAC by the end of the grace period. The No Lapse Guarantee cannot be reinstated after the No Lapse Guarantee Test is not met.

----------

* For policies issued in Illinois, the No Lapse Guarantee and No Lapse Guarantee Premium Period are the Minimum Premium Period and Minimum Premium Period Test, respectively.


--------------------------------------------------------------------------------

Death Benefit Options

Park Avenue VUL provides two death benefit options. A policyowner must choose an option on the policy application. Regardless of which death benefit option is chosen by the policyowner, after the Policy Anniversary nearest to the insured's 100th birthday, the death benefit is equal to the Policy Account Value on the date of death.

The death benefit provided under Option 1 is the greater of:

      o     the Face Amount in effect on the date of the insured's death; or

      o the minimum death benefit then required under Section 7702 of the Internal Revenue Code on the Monthly Date preceding the insured's date of death.

The death benefit provided under Option 2 is the greater of:

      o the Face Amount on the date of the insured's death plus the Policy Account Value as of the Monthly Date preceding the insured's date of death; or

      o the minimum death benefit then required under Section 7702 of the Internal Revenue Code on the Monthly Date preceding the insured's date of death.

Any partial withdrawals taken between the Monthly Date preceding the date of death and the insured's date of death will reduce the death benefit under Option 1 or Option 2 by the amount of the partial withdrawal and any applicable surrender charge.

Under an Option 1 policy, when favorable investment performance and the making of on-going premium payments in excess of the Minimum Annual Premium increase the Policy Account Value, the Net Amount at Risk under the policy will decrease. When the Net Amount at Risk is reduced, the dollar amount of the cost of insurance charges deducted on each Monthly Date may also decline. See "Monthly Deductions From the Policy Account Value."

Under an Option 2 policy, favorable investment performance and the making of on-going premium payments in excess of the Minimum Annual Premium increase the Policy Account Value and increase the death benefit. But until such time as the death benefit is increased to comply with Section 7702, because the death benefit has increased by the value of the Policy Account Value, the Net Amount at Risk will not change. Unfavorable investment performance can reduce an Option 2 policy's death benefit, but the benefit will never be lower than the Face Amount plus Policy Account Value.

Prospective policyowners should select the death benefit option that best meets their needs and objectives. Those who prefer to have the opportunity to increase their insurance coverage over the Face Amount should choose Option 2. Those who prefer to have insurance coverage that generally does not vary with investment experience and lower monthly cost of insurance charges should choose Option 1.

To qualify as life insurance under the Internal Revenue Code, the amount of death benefit provided under Option 1 or Option 2 must equal at least the minimum death benefit required under Section 7702. The minimum death benefit required under Section 7702 is determined, at the election of the policyowner in the application, by either the Cash Value Accumulation Test ("Cash Value Test") or the Guideline Premium and Cash Value Corridor Test ("Guideline Premium Test"). This test, once elected, cannot be changed.

In choosing between the Cash Value Test and the Guideline Premium Test, the policyowner should note that the Cash Value Test will allow a policyowner to make more premium payments than the Guideline Premium Test will permit. Also, the Cash Value Test increases the death benefit earlier than the Guideline Premium Test. On the other hand the Guideline Premium Test allows later death benefit increases than the Cash Value Test and, consequently, it develops larger Policy Account Values.

To satisfy the Cash Value Test, the Policy Account Value must not at any time exceed the net single premium which would be necessary to fund future benefits under the policy. Essentially, this means the death benefit must be at least equal to the Policy Account Value divided by the net single premium. The table of net single premiums appears in the policy.

The Guideline Premium Test consists of two tests -- the Guideline Premium Test and the Cash Value Corridor Test. To satisfy the Guideline Premium Test, cumulative premiums paid are subject to certain maximums. The sum of premiums paid less partial withdrawals must not be greater than the larger of (a) the Guideline Single Premium ("GSP") as of the date of determination; or (b) the sum of the Guideline Annual Premiums ("GLP") to the date of determination. For purposes of the Guideline Premium Test the GSP is the premium necessary to fund future benefits under the policy, determined at the time the policy is issued using the mortality charges specified in the policy, other current charges specified in the policy and a 6% annual effective interest rate. The GLP is the level annual premium payable over a period not ending before the insured becomes age 95, composed using the same factors as the GSP but with a 4% annual effective interest rate. Annual premiums paid may exceed the Guideline Premium Test if such premiums are required to keep the policy in force.

To satisfy the Cash Value Corridor Test, the death benefit payable under the policy at any time must at least equal the applicable percentage of the Policy Account Value as follows:

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                                       20

                        Attained         Percentage
                           Age     (decreasing uniformly)
                        --------   -----------------------
                          0 - 40             250%
                         40 - 45         250% - 215%
                         45 - 50         215% - 185%
                         50 - 55         185% - 150%
                         55 - 60         150% - 130%
                         60 - 65         130% - 120%
                         65 - 70         120% - 115%
                         70 - 75         115% - 105%
                         75 - 90            105%
                         90 - 95         105% - 100%
                           95+              100%

The minimum death benefit required on any Monthly Date is:

(1) for the Cash Value Test, 1,000 times the Policy Account Value on the Monthly Date divided by the net single premium per $1,000 for the insured's Attained Age, sex (unless unisex rates are required by law) and underwriting class. The net single premium is adjusted to the Monthly Date preceding the date of death. A table of net single premiums is set forth in the policy.

(2) for the Guideline Premium Test, the Policy Account Value on the Monthly Date preceding the insured's date of death multiplied by the factor shown in the Table of Death Benefit Factors in the policy.

Changing The Death Benefit Option

If a policyowner's personal circumstances change, at any time on or after the first Policy Anniversary he or she may change the then effective death benefit option if the insured is alive. Proper written notice must be received at the Executive Office of GIAC. A change in the death benefit option will be effective on the Business Day that GIAC approves the change.

A change in death benefit option will result in a change in the policy's Face Amount by an amount that results in the amount of death benefit remaining exactly the same immediately after the change. GIAC will not approve a request to change the option if Monthly Deductions are then being waived under a waiver of monthly deductions rider. Evidence of insurability that is satisfactory to GIAC must be submitted with any request to change from Option 1 to Option 2. The Face Amount will decrease by the amount of the Policy Account Value on the date the change takes effect. The Face Amount will increase by the amount of the Policy Account Value if the change is from Option 2 to Option 1. GIAC will not deduct a surrender charge or impose new surrender charges in connection with changes in death benefit option.

Death proceeds are payable to the beneficiary(ies) upon GIAC's receipt of due proof that the insured died while the policy was in force. GIAC may delay payment of the death proceeds if it contests a policy. See "Policy Proceeds" and "Incontestability."

Policy Values

The Policy Account Value is the sum of the values attributable to the Variable Investment Options, the Fixed-Rate Option and the Loan Collateral Account. While a policy is in force, such values are comprised of:

      o     the Net Premiums credited under a policy; plus or minus

      o the cumulative effects of the net investment experience of amounts held in the Variable Investment Options; plus

      o any interest paid on amounts in the Fixed-Rate Option or on amounts transferred to and held in the Loan Collateral Account; minus

      o     cumulative Monthly Deductions; minus

      o     any previously effected partial withdrawals; minus

      o the surrender charges assessed upon previously effected partial withdrawals; minus

      o     the surrender charges assessed upon any Face Amount decreases; minus

      o     any transfer charges that may have been assessed.

A Park Avenue VUL policy's Cash Surrender Value is the Policy Account Value minus the policy's surrender charges. Surrender charges will apply for the first 15 Policy Years of the Initial Face Amount and of each Policy Segment.

The Net Cash Surrender Value is the amount that may be obtained upon surrender of a policy. The Net Cash Surrender Value is calculated by subtracting any Policy Debt from the Cash Surrender Value.

Values held in the Variable Investment Options may increase or decrease daily depending on the net investment experience of such options. The combination of partial withdrawals, policy loans, unfavorable investment performance and ongoing Monthly Deductions can cause a policy's Net Cash Surrender Value to drop below zero (i.e., become negative). Even if this occurs, the policy will not lapse during the first two policy years if the No Lapse Guarantee is in effect and the No Lapse Guarantee Premium Test is satisfied. See "No Lapse Guarantee." Certain rider benefits available under a policy may also prevent lapse. See Appendix E.

Amounts In the Separate Account

Amounts allocated, transferred or added to a Variable Investment Option are used to purchase units of the applicable Separate Account investment division. Units are redeemed and cancelled when amounts are withdrawn or transferred as a result of policyowner transactions, or when GIAC effects Monthly Deductions, Dollar Cost Averaging transfers or policy loans. The number of units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's unit value for the Business Day of the transaction. Each Separate Account Investment Division
--------------------------------------------------------------------------------
has two different unit values. One unit value applies during the first 20 policy years when the policy's mortality and expense risk charge is .90%; the other unit value applies after the 20th Policy Anniversary, when the mortality and expense risk charge is reduced to .60%.

To effect this reduction in the mortality and expense risks charge from .90% to
 .60% per annum, on the 20th Policy Anniversary GIAC will do the following for each Variable Investment Option to which Policy Account Value is allocated: (1) redeem all units for which the .90% charge applies and (2) purchase new units that use a .60% charge with the proceeds. On any given day, a policyowner's value in an investment division is the division's current applicable unit value multiplied by the number of units credited to the policy for that division.

Unit values change daily, reflecting investment results and daily deductions of the charge for mortality and expense risks. GIAC determines unit values for the investment divisions of the Separate Account as of the end of each day.

Policyowners bear the entire investment risk with respect to amounts held in the Separate Account.

Net Investment Factor

GIAC calculates two unit values for each investment division. One applies for the first 20 policy years and the other applies thereafter. Each unit value is determined by multiplying the division's immediately preceding applicable unit value by the applicable net investment factor for the subject day.

On any Business Day, the net investment factor for a Variable Investment Option is determined by dividing the sum of (a) and (b) by (c), and subtracting (d) from the result, where:

      (a) is the net asset value per share of the Variable Investment Option's corresponding mutual fund at the close of the current Business Day;

      (b) is the per share amount of any dividends or capital gains distributed by the mutual fund on the current Business Day;

      (c) is the net asset value per share of such mutual fund at the close of the Business Day immediately preceding the current Business Day;

      (d) is the sum of the daily charges GIAC deducts from the Variable Investment Options for:

            - the mortality and expense risks assumed by GIAC. The daily deduction for mortality and expense risks will be (i) .00002477 or the equivalent of a charge equal to .90% annually until the 20th Policy Anniversary and (ii) .00001649, or the equivalent of a charge equal to .60% annually thereafter; and

            -     any federal, state or local taxes.

On any day that is not a Business Day, the net investment factor for a Variable Investment Option is determined by subtracting the sum of the daily charges in
(d) from 1.0.

The accompanying prospectuses for the funds describe the procedures used by the funds to calculate their respective net asset values per share. Currently, there is no daily deduction from the Separate Account for income taxes. See "Deductions From the Separate Account."

OTHER POLICY FEATURES

Policy Loans

While the insured is alive, a policyowner may borrow all or part of a policy's "loan value," by assigning the policy to GIAC as security for the loan. A policy's loan value is 90% of the Cash Surrender Value on the date that GIAC receives a proper written loan request (which includes an assignment of the policy) at its Executive Office, minus any then outstanding Policy Debt. The sum of any outstanding loan amounts plus accrued loan interest (including accrued interest on unpaid policy loan interest) is the Policy Debt. Policy loan proceeds will ordinarily be paid to the policyowner within seven days of the Business Day that GIAC received the loan request. For exceptions to this general rule, see "Policy Proceeds." The minimum loan amount is $500 or, if less, the Net Cash Surrender Value.

When a policyowner takes a loan, GIAC transfers the amount of the loan from the Variable Investment Options and the Fixed-Rate Option into a Loan Collateral Account within GIAC's general account. GIAC will first transfer amounts held in the Variable Investment Options in proportion to the Policy Account Value held in such options as of the date it received the loan request. If the requested loan exceeds the Policy Account Value held in the Variable Investment Options, GIAC will transfer the excess amount from any Policy Account Value then held in the Fixed-Rate Option.

GIAC charges the policyowner interest on all outstanding loans at an annual rate of 8% payable in arrears, until the later of the twentieth Policy Anniversary or the insured's Attained Age 65, at which time the annual rate decreases to 5%, payable in arrears, for all existing and new loans. Interest accrues daily and is due on Policy Anniversaries. If loan interest is not paid when due, GIAC automatically increases the outstanding loan by transferring amounts from the Variable Investment Options and the Fixed-Rate Option to the Loan Collateral Account, in the manner and order described above, so that the Loan Collateral Account will be equal to the Policy Debt as of the Policy Anniversary that loan interest was not paid. Amounts in the Loan Collateral Account earn interest from the date of transfer at a rate equal to the difference between the loan interest rate then in effect and the Loan Spread then in effect. The "Loan Spread" will not exceed 2%.

Amounts transferred to the Loan Collateral Account in connection with policy loans no longer share in the investment experience of (for Variable Investment Options) or interest paid by (for the Fixed-Rate Option)

--------------------------------------------------------------------------------
the options from which they were transferred. Accordingly, a policy loan will have a permanent effect on Policy Account Value and the benefits provided under a policy, even if the loan is repaid. The effect could be favorable or unfavorable, depending on the investment experience of the Variable Investment Options or the rate of interest credited under the Fixed-Rate Option while the loan is outstanding. In addition, the amounts available for withdrawal or surrender and the death proceeds payable under the policy are reduced dollar-for-dollar by the amount of any outstanding Policy Debt.

The policyowner may repay all or part of the Policy Debt at any time while the insured is alive and while the policy is in force. Loan repayments are credited as of the Business Day on which it is received at GIAC's Executive Office. The minimum loan repayment amount is the lesser of $100, or the total outstanding Policy Debt. See "Crediting Payments." If the death proceeds have not already been paid in cash or applied under a payment option, outstanding Policy Debt may also be repaid within 60 days after the insured's death. The proceeds payable to the beneficiary will then be increased by the amount of the repayment.

When GIAC credits and allocates a loan repayment, it first determines the ratio that the amount of the repayment bears to the outstanding Policy Debt on that date. It then applies this ratio to the Policy Debt, accrued loan interest and the Loan Collateral Account interest and transfers from the Loan Collateral Account the amount of the repayment, minus the resulting proportional amount of accrued loan interest, plus the resulting proportional amount of accrued Loan Collateral Account interest, as follows:

      o first, into the Fixed-Rate Option to repay all loans provided by Policy Account Value that had been attributable to the Fixed-Rate Option; and

      o then, into the Variable Investment Options and Fixed-Rate Option in accordance with the Net Premium allocation instructions then in effect.

No transfer in or out of the Loan Collateral Account in connection with policy loans will be subject to transfer charges. Loan repayment amounts that are allocated to the Fixed-Rate Option will be credited with the Fixed- Rate Option interest rate then in effect until the next Policy Anniversary.

If Policy Debt is outstanding, it may be more advantageous to repay the debt than to make a premium payment. Unlike premiums, loan repayments are not subject to the Premium Charge. See "Deductions From Premiums" and "Crediting Payments."

If the Policy Debt exceeds a policy's Cash Surrender Value on a Monthly Date, GIAC will notify the policyowner that a loan repayment is required to continue the policy in force. The policy will lapse without value 61 days after the default date set forth in the notice if GIAC does not receive the required loan repayment specified in the notice, which will be the sum of

      o the amount by which the Policy Debt exceeded the Cash Surrender Value as of the Monthly Date that GIAC identified the shortfall, plus

      o     10% of the Cash Surrender Value on that Monthly Date.

If the insured dies after a loan repayment notice is mailed but before the 61 days have expired, GIAC will pay the beneficiary the death proceeds minus the unpaid Policy Debt. See "Default" and "Policy Proceeds."

There may be adverse tax consequences if a policy lapses with Policy Debt outstanding.

If a policy is treated as a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan. See "Tax Effects" for a discussion of the circumstances under which a policy may be treated as a modified endowment contract and the corollary effects on policy loans.

Decreasing the Face Amount

At any time on or after the first Policy Anniversary, a policyowner may request a decrease in the Face Amount of his or her policy. GIAC will process a Face Amount decrease upon receipt of a proper written request at its Executive Office. GIAC additionally requires:

      o that the insured be living on the date that GIAC receives the request;

      o that the decrease be for at least $5,000, unless it is caused by a partial withdrawal (in which case, the partial withdrawal rules apply);

      o     that the resulting Face Amount will not be lower than $100,000; and

      o that Monthly Deductions are not currently being waived under a waiver of monthly deduction rider.

The decrease will take effect on the Monthly Date coinciding with or next following the date that GIAC approves the change. GIAC will deduct a surrender charge from the Policy Account Value in the manner described under "Transaction Deductions From the Policy Account Value" if the Face Amount is reduced during the first 15 policy years or the first 15 years of each increase. The amount of the surrender charge for this transaction will equal the sum of surrender charges associated with the Initial Face Amount and any Policy Segment being decreased. A partial withdrawal from an Option 1 policy will typically result in an immediate Face Amount reduction. A partial withdrawal from an Option 2 policy will not reduce the Face Amount; however, the Option 2 death benefit will decline with each partial withdrawal. See "Death Benefit Options" and "Partial Withdrawals."

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                                       23

When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a requested decrease in Face Amount will be applied against the portion of the Face Amount provided by the most recent in force Policy Segment, then against the next most recent in force Policy Segments successively and finally against the Initial Face Amount. Reducing the Face Amount could cause a policy to be treated as a modified endowment contract under the Internal Revenue Code. See "Tax Effects."

If the Face Amount is decreased, GIAC will monitor premium payments for compliance with the requirements of Section 7702.

The Minimum Annual Premium, Policy Account Value, Monthly Deductions, surrender charge, Target Premiums, and any benefits provided under additional benefit riders that relate to the policy's Face Amount will generally decrease when a Face Amount reduction takes effect.


Upon a Face Amount decrease, GIAC will send the owner revised policy pages reflecting the resulting changes.


A policyowner may also reduce or cancel coverage under the level target death benefit term rider separately from the Face Amount of a policy. Likewise, the Face Amount of a Policy may be decreased without reducing the coverage of the term rider. Because no surrender charge is imposed in connection with a reduction of coverage under a term rider, such a reduction may be less expensive than a decrease in Face Amount of a policy if a surrender charge would apply. On the other hand, by continuing coverage under the policy, the policyowner may incur cost of insurance charges that are higher than charges for the same amount of coverage under the term rider. A policyowner should consult his or her sales representative when deciding whether to reduce the Face Amount of the policy or any applicable term coverage. The level target death benefit term rider is discussed briefly in Appendix D.

Increasing the Face Amount

On the first Policy Anniversary or any Policy Anniversary thereafter until the Policy Anniversary nearest the date of the insured's 70th birthday, a policyowner may request an increase in the Face Amount of his or her policy. The request must be in writing and received at GIAC's Executive Office at least 30 days prior to a Policy Anniversary. To process a requested increase in Face Amount, GIAC requires:

      o     that the increase be for at least $10,000;

      o that the insured provide evidence of insurability satisfactory to GIAC; and

      o that Monthly Deductions are not currently being waived under a waiver of monthly deduction riders.

If GIAC approves the increase, it will take effect on the Policy Anniversary following GIAC's receipt of the request, provided the insured is alive on that date. The increase will be issued as a separate Policy Segment. Each Policy Segment will have a separate and distinct underwriting class, cost of insurance rates, surrender charges, Policy Administration Charge, Premium Charge, and Target Premium. Subsequent to a Face Amount increase, premiums paid will be allocated first to the Initial Face Amount and then to each Policy Segment resulting from increases in Face Amount in the order in which each Policy Segment was acquired. Premiums will be allocated to the Initial Face Amount and each Policy Segment in amounts not to exceed the Target Premium for each on an annual basis, such that when the sum of premiums paid during the policy year exceeds the Target Premium for the Initial Face Amount, the premium will then be allocated to the first Policy Segment. When, in a policy year, the sum of premiums paid exceeds the sum of all applicable Target Premiums, the excess premium will be allocated pro-rata to the Target Premium for the Initial Face Amount and each Policy Segment.

An increase in the Face Amount will result in the policy's being subject to new surrender charges. The new surrender charges will be computed as if a new policy were being purchased for the increase in Face Amount and a new 15 year surrender charge period will apply to the Policy Segment resulting from the increase. The policyowner will be notified of the new surrender charge after a Face Amount increase.

As with the purchase of a policy, a policyowner will have a Right to Cancel with respect to a Face Amount increase. See "Right to Cancel."

No additional premium is required for a Face Amount increase. However, a premium payment may be necessary to prevent the policy from going into default, since new surrender charges resulting from an increase would automatically reduce the Net Cash Surrender Value of the policy.

Upon a Face Amount increase, GIAC will send the owner revised policy pages reflecting the resulting changes.

Partial Withdrawals

After the first policy year and while the insured is living, the policyowner may withdraw portions of the policy's Net Cash Surrender Value. Any such withdrawal must be requested in writing, and is subject to GIAC's approval. GIAC will process an approved partial withdrawal as of the Business Day on which it receives a proper written request at its Executive Office. The minimum net partial withdrawal amount is $500. GIAC reserves the right to limit the number of partial withdrawals to 12 in a policy year.

GIAC will not approve or process a partial withdrawal if, after withdrawing the requested amount and imposing all applicable charges,

      o the remaining Net Cash Surrender Value would be insufficient to cover three Monthly Deductions; or

      o     if Death Benefit Option 1 is in effect, the Face Amount

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                                       24
remaining
            after the reduction resulting from the partial withdrawal would be less than GIAC's then current minimum Face Amount

GIAC will notify the policyowner if a requested partial withdrawal cannot be effected.

GIAC assesses a pro rata surrender charge if the partial withdrawal causes a Face Amount reduction during the first 15 policy years of the Initial Face Amount or Policy Segment affected. See "Transaction Deductions From the Policy Account Value" and "Reducing the Face Amount." Any portion of a partial withdrawal which exceeds the amount eligible for a free partial withdrawal will reduce the Face Amount. The Face Amount will be reduced by the amount of the partial withdrawal in excess of the free partial withdrawal amount and any applicable surrender charge. When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied against the Face Amount provided by the most recent increase, then against the next most recent increases successively, and finally against the Initial Face Amount.

GIAC will calculate the amount eligible for a free partial withdrawal on the date it receives the policyowner's written request for a partial withdrawal as follows:

If the Cash Value Test is in effect, the amount of a free partial withdrawal will equal the excess, if any, of (a) over (b) where:

      (a)   is the Policy Account Value; and

      (b) is the Face Amount times the applicable net single premium as set forth in the policy. If GIAC receives the request for a partial withdrawal on other than a Policy Anniversary, the net single premium shall be determined by interpolation between net single premiums on the Policy Anniversaries immediately preceding and immediately succeeding the date of receipt.

If the Guideline Premium Test is in effect, the amount of a free partial withdrawal will equal the excess, if any, of (a) over (b) where:

      (a)   is the Policy Account Value; and

      (b) is the Face Amount divided by the applicable death benefit factor set forth in the policy.

To effect a partial withdrawal, GIAC will deduct the requested partial withdrawal amount and any applicable charges from the Policy Account Value held in the Variable Investment Options specified in the policyowner's request as of the Business Day it received the partial withdrawal request. If the sum of the requested withdrawal amount and all applicable charges exceeds the amounts held in the specified Variable Investment Options, GIAC will deduct the excess amount proportionately from the Policy Account Value held in the other Variable Investment Options. If this is still insufficient to provide the requested partial withdrawal amount, GIAC will withdraw the remaining excess amount from any Policy Account Value that is then held in the Fixed-Rate Option.

If the policyowner has not specified the allocation options from which the partial withdrawals should be deducted, GIAC will deduct the requested partial withdrawal amount and any applicable charges proportionately from the Policy Account Value held in the Variable Investment Options as of the Business Day it received the request. If the sum of the requested withdrawal amount and all applicable charges exceeds the Policy Account Value held in the Variable Investment Options, GIAC will withdraw the excess amount from any Policy Account Value that is then held in the Fixed-Rate Option.

The proceeds of a partial withdrawal will ordinarily be paid within seven days of the Business Day that GIAC receives the withdrawal request. For exceptions to this general rule, see "Policy Proceeds."

In addition to reducing the Net Cash Surrender Value of a policy, a partial withdrawal reduces the death benefit on a dollar-for-dollar basis. Under an Option 1 policy, the Face Amount will generally be reduced with each partial withdrawal. Under an Option 2 policy, the death benefit reduction will generally mirror the Net Cash Surrender Value reduction. See "Death Benefit Options," and "Tax Effects."

Surrender

A Park Avenue VUL policy may be surrendered for its Net Cash Surrender Value at any time while the insured is living. GIAC will compute the Net Cash Surrender Value as of the Business Day on which it receives a written surrender request in proper and complete form at its Executive Office. A surrender request is incomplete if it is not accompanied by the policy or an acceptable affidavit confirming the policy's loss. The Net Cash Surrender Value equals:

      o     the Policy Account Value, minus

      o     any surrender charge, minus


      o     any Policy Debt.

Total surrender charges under this policy will equal the sum of the surrender charges for the Initial Face Amount and any Policy Segments. See "Deductions and Charges." A surrender is not eligible for the free partial withdrawal benefit discussed above.

                      EXAMPLE - Surrender in Policy Year 5
                              Male Insured, Age 35
                        Preferred Plus Underwriting Class
                              Face Amount $250,000
                         Annual Policy Premium $2,007.50
            Assuming, 6% hypothetical gross return; 4.29% net return
                                See "Appendix A"


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                                       25

                     Policy Account Value      $8,217.54
                     Surrender Charge           2,750.00
                     Policy Debt                     -0-
                                               ---------
                     Net Cash Surrender Value  $5,467.54
                                               ---------

The Net Cash Surrender Value will ordinarily be paid within seven days of the date that GIAC receives a proper and complete surrender request. For exceptions to this general rule, see "Policy Proceeds." All insurance coverage ends as of the Business Day that GIAC computes the Net Cash Surrender Value in response to a proper and complete surrender request. See "Tax Effects" for a discussion of the tax consequences of surrendering a policy.

Transfers


The policyowner may request transfers of Unloaned Policy Account Value in and out of the Variable Investment Options or into the Fixed-Rate Option at any time. However, the number of allocation options in which the Policy Account Value may be invested or held at any one time cannot currently exceed seven. Restrictions on transfers out of the Fixed-Rate Option are discussed under "Transfers From The Fixed-Rate Option." Transfer requests may be submitted to GIAC's Executive Office in writing or by telephoning 1-800-935-4128. Presently, transfers may be effected without charge or tax consequences.


The minimum transfer amount is the lesser of $500 or the entire amount held in the option from which GIAC effects a transfer. Transfers are effective as of the end of the Business Day on which the request is received. Written transfer requests received after 4:00 p.m. New York City time on a Business Day will be treated as received on the next succeeding Business Day. GIAC reserves the right to limit the frequency of transfers to not more than once every 30 days. GIAC also reserves the right to charge $25 for each transfer after the twelfth in a policy year. See "Deductions and Charges."

GIAC accepts telephone transfer instructions between 9:00 a.m. and 3:30 p.m. New York City time on each day that it is open for business. GIAC effects telephone transfer instructions at the unit values calculated at the close of business on the Business Day such instructions are received. GIAC will not honor telephone transfer instructions unless it has received a written authorization form from the policyowner. Callers are asked to provide precise identification and the personal security code for the policy. GIAC will accept telephone transfer instructions from any person who can provide the requested information, and is not responsible for any loss, damage, cost or expense resulting from following the foregoing procedures to implement telephone transfer instructions that it reasonably believes to be genuine. This means that the policyowner bears the risk of loss when unauthorized or fraudulent transfers are requested by telephone and GIAC has followed its procedures. Telephone transfer requests may be recorded without prior disclosure to the caller.

During periods of extreme market activity or drastic economic change, it may be very difficult to contact GIAC by telephone to request a transfer. If this occurs, a written transfer request should be sent to the Executive Office. The rules for telephone transfers are subject to change, and GIAC reserves the right to suspend or withdraw this privilege without notice.

Transfers From the Fixed-Rate Option

Transfers from the Fixed-Rate Option are permitted once per policy year during the period starting on a Policy Anniversary and ending 30 days thereafter. Requests received on or within the 30 days before a Policy Anniversary will be effected on the Policy Anniversary. Requests received within the 30 days following a Policy Anniversary will be effected on the Business Day of receipt. GIAC will not honor requests for transfers out of the Fixed-Rate Option that are received at other times during a policy year.

GIAC transfers amounts from the Fixed-Rate Option in the same order as the amounts were allocated to such option. This means that amounts on deposit in the Fixed-Rate Option for the longest period of time will be the first amounts transferred out. The maximum amount that may be transferred out of the Fixed-Rate Option each policy year is the greater of 33 1/3% of the Policy Account Value in the Fixed-Rate Option on the Policy Anniversary on or immediately preceding the date of transfer, or $2,500.

Dollar Cost Averaging Transfer Option

The policyowner may elect to have designated dollar amounts automatically transferred on each Monthly Date from The Guardian Cash Fund investment division of the Separate Account to one or more of the other options offered under the policy. GIAC will not implement automatic transfers unless it has received a properly completed authorization form. Currently, no charge is imposed for this option.

The period selected for the Dollar Cost Averaging option to be in effect must be at least 12 months, and the minimum amount that may be transferred into another option on each Monthly Date is $100 per transfer. Before the policyowner's Dollar Cost Averaging transfer program goes into effect, the Policy Account Value attributable to The Guardian Cash Fund investment division must be at least equal to the product of the number of months in the selected duration multiplied by the aggregate amount designated for transfer each month (e.g., 12 x $100 = $1,200). GIAC will notify the policyowner if this minimum is not satisfied. No Dollar Cost Averaging transfers will be effected until the minimum is satisfied. The policyowner may add to the Policy Account Value attributable to the Cash Fund investment division to extend the period that the Dollar Cost Averaging transfer program remains in effect.

Automatic transfers can be initiated, reinstated or changed, subject to the rules described above, if GIAC receives a

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                                       26
new authorization form within three
Business Days before the Monthly Date on which the commencement, reinstatement or change is to be effective.

Automatic transfers under a Dollar Cost Averaging program will end when:

      o the period set forth in the Dollar Cost Averaging authorization form ends; or

      o the Policy Account Value attributable to The Guardian Cash Fund investment division is less than the amount designated for transfer on a Monthly Date (though GIAC will transfer the remaining amount on a pro-rata basis to the options that were last designated by the policyowner for automatic transfers, leaving a zero balance in the Cash Fund investment option); or

      o a written request to terminate the program is received at GIAC's Executive Office at least three Business Days prior to the next scheduled transfer; or

      o     the policy is surrendered or lapses.

Periodic investing of the same dollar amount permits a policyowner to acquire more units in a receiving Variable Investment Option when the unit value of the variable investment option is low, and fewer when such price is high. Accordingly, this strategy may reduce the impact of fluctuations in the receiving Variable Investment Option's unit value over the period that automatic transfers are effected. However, there can be no assurance of profit or protection against loss in a declining market.

Policy Proceeds

Death proceeds are determined as set forth in "Death Benefit Options" and become payable upon GIAC's receipt at the Executive Office of due proof that the insured died while the policy was in force. The amount(s) involved in all other policy transactions will be determined as of the end of the Business Day during which GIAC receives satisfactory information, instructions or documentation at its Executive Office. See "Communications With GIAC." GIAC will ordinarily pay any Net Cash Surrender Value, policy loan, partial withdrawal, death proceeds or other policy transaction proceeds (including transfers) from the Variable Investment Options within seven days after it has received the information it needs to determine the payable amount. However, GIAC may delay transfers, loans or other payments from some or all of the Variable Investment Options when: (1) the NYSE is closed for other than weekends or holidays; (2) the SEC restricts trading or determines that a state of emergency exists; or (3) at any other time when one or more of the Variable Investment Options' corresponding mutual funds lawfully suspends payment or redemption of their shares. GIAC will pay interest on the death proceeds as specified in the policy from the date of the insured's death to the date the proceeds are paid or applied under a payment option.

Requests for transfers, loans or any other payment out of the Fixed-Rate Option will normally be effected promptly after GIAC receives the required information or documentation. However, GIAC has the right to delay such transfers, loans or payments for up to six months from the date of a request. GIAC will pay interest at a rate not less than 3% per year on payments out of the Fixed-Rate Option deferred 30 days or more. Requests for transfers out of the Fixed-Rate Option may only be made during certain periods. See "Transfers From the Fixed-Rate Option."

The death proceeds actually paid to the beneficiary(ies) of a Park Avenue VUL policy will include any proceeds provided by additional benefit riders. Any outstanding Policy Debt and any due and unpaid Monthly Deductions as of the policy month of death will be deducted from the death proceeds paid. If the insured is Attained Age 100 or older at death, the death proceeds will be the Policy Account Value minus any Policy Debt as of the date of death.

Death proceeds may also be adjusted as a result of: (1) a misstatement of the insured's Age or sex on the application for a policy; (2) the insured's suicide within two years from (a) the Issue Date, (b) the date of an increase in Face Amount, or (c) the effective date of a change in the death benefit from Option 1 to Option 2 (but only to the extent of any increase in the death benefit over the Face Amount that resulted from the change in options); or (3) any limits imposed by a rider to the policy. See "Limits to GIAC's Right to Challenge a Policy."

Fixed-Benefit Insurance During the First 24 Months

During the first 24 policy months, the policyowner has the right to exchange his or her Park Avenue VUL policy and replace it with a fixed-benefit whole life insurance policy issued by GIAC or an affiliate of GIAC (the "new policy"). No evidence of insurability will be required. Policy values under the new policy will be held in the issuer's general account. The new policy's Face Amount will be the same as the Park Avenue VUL policy's Face Amount as of the exchange date. The insured's Age under the original policy will be retained under the new policy. The policyowner must repay all outstanding Policy Debt before the exchange is effected.

There may be a cost or credit to be paid upon this type of exchange depending on the amount applied to the new policy. The amount applied to the new policy is the greater of (1) or (2) where:

      o (1) is the cumulative premiums for the new policy with an annual interest rate of 6% minus the cumulative policy premiums for the exchanged Park Avenue VUL policy with an annual interest rate of at 6%; and

      o (2) is the cash value of the new policy minus the Cash Surrender Value of the exchanged Park Avenue VUL policy on the exchange date. The cash value will depend on the new policy's face amount, premium class, and the insured's Age and sex on the Policy Date.

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                                       27

If this amount is less than zero, the issuer of the new policy will pay an exchange credit to the policyowner. If this amount is more than zero, the policyowner must pay the exchange cost to the issuer of the new policy.

The exchange date is the date that the new policy is issued. The new policy will be issued upon the later of:

      o the Business Day GIAC receives the policyowner's written exchange request and his or her Park Avenue VUL policy at its Executive Office; or

      o the Business Day any exchange cost payable by the policyowner is received by the issuer of the new policy.

Additional benefit riders are only available upon the consent of the issuer of the new policy and are subject to the issuer's rules on the exchange date. Competent legal and tax advice should be sought in connection with exchanging a policy.

Payment Options

The death proceeds or Net Cash Surrender Value of a Park Avenue VUL policy will be paid in a lump sum, or under one or more of the payment options described below and selected by the policyowner. The policyowner may select the payment option(s) while the insured is living. If no election has been made when policy proceeds become payable, the payee may select the payment option(s). A payment option election for death proceeds must be made by the payee within one year of the insured's death. The payment election for other proceeds must be made by the payee within 60 days after the proceeds become payable. A payee under any payment option must be a natural person. The policyowner may appoint a secondary payee to receive any payments remaining after the death of the initial payee. Amounts applied to a payment option will not share in the income, gains or losses of the Variable Investment Options, nor be credited interest in the amount or manner provided by the Fixed-Rate Option. At least $5,000 must be applied under each option selected. See "Death Benefit Options," "Partial Withdrawals," "Surrender" and "Policy Proceeds" for information about when the proceeds of a Park Avenue VUL policy are payable.

Under Option 1, GIAC will hold the proceeds and make monthly interest payments at a guaranteed annual rate of at least 3%.

Under Option 2, GIAC will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Under Option 3, GIAC will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year.

Under Option 4, GIAC will make monthly payments for the longer of the life of the payee or 10 years. The guaranteed amount of each payment will include interest at 3% per year.

Under Option 5, GIAC will make monthly payments until the total amount paid equals the proceeds settled, and for the remaining life of the payee. The guaranteed amount of each payment will include interest at 3% per year.

Under Option 6, GIAC will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The guaranteed amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5, and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Monthly payments under a payment option must be at least $50. The policy sets forth the amount payable each month per $1,000 of proceeds applied under Options 3, 4, 5 and 6, as well as the amount payable upon the termination of a payment option.

TAX EFFECTS

This discussion is based on GIAC's understanding of the effects of current federal income tax laws, as currently interpreted, on Park Avenue VUL policies. This discussion is general in nature, and should not be considered to be tax advice. Anyone interested in purchasing a policy or effecting policy transactions should consult a legal or tax adviser regarding such person's particular circumstances. There can be no guarantee that the federal income tax laws, including related rules and regulations, or interpretations of them, will not change while this prospectus is in use or while a policy is in force.

Treatment of Policy Proceeds

GIAC believes that a Park Avenue VUL policy will be treated as "life insurance" as defined in the Internal Revenue Code. Accordingly, under federal income tax law:

      o the death proceeds received by a beneficiary will not be subject to federal income tax; and

      o increases in the Policy Account Value resulting from interest or investment experience will not be subject to federal income tax unless they are distributed from the policy before the insured's death.

Income recognized when a pre-death distribution is taken will be characterized and taxed as "ordinary income."

The definition of "life insurance" under the Code can be met if a life insurance policy satisfies either one of two tests that are set forth in the Code. The manner in which these tests should be applied to certain features of the Policy is not clearly addressed by the Code, regulations or pertinent authorities thereunder. The presence of

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                                       28
these policy features, and the absence of any pertinent interpretations of the tests, thus creates some uncertainty about the application of the tests to the policy.

The federal income tax consequences of taking distributions from a policy will depend on whether the policy is determined to be a "modified endowment contract."

A modified endowment contract is an insurance policy that fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured and for the same initial death benefit that, under specified conditions (including the absence of expense, administrative and surrender charges), would be fully paid for after seven level annual payments.

A Park Avenue VUL policy could be treated as a modified endowment contract if the cumulative premiums paid at any time during the first seven policy years exceeds the cumulative seven-pay premiums that can be paid under the hypothetical policy.


Whenever there is a "material change" under a policy, the policy will generally be treated as a new contract and become subject to a new seven-pay period and new seven-pay limit. A materially changed policy would become a modified endowment contract if it failed to satisfy the new seven-pay limit. Increasing a policy's future benefits will result in a material change. Future benefits can increase, for example, if the death benefit is changed from Option 1 to Option 2, benefits are added by rider, or a lapsed policy is reinstated. An exchange is treated as a material change.


If the benefits under a policy are reduced during the first seven policy years (or within seven years after a material change), the applicable seven-pay limit must be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay limit, the policy will become a modified endowment contract. Policy benefits are reduced, for example, when the Face Amount is reduced or when certain partial withdrawals are taken.

A life insurance policy received in exchange for a modified endowment contract, or a modified endowment contract that lapses and is reinstated, will be treated as a modified endowment contract.

Once a policy becomes a modified endowment contract, it will remain a modified endowment contract unless the violating transaction is reversed within 30 days of its occurrence. The policyowner will be notified if a transaction has caused or will cause the policy to be classified as a modified endowment contract, and the policyowner will be given the option of reversing the transaction, where possible, not later than 30 days from the date of notification.

The rules relating to whether a policy will be treated as a modified endowment contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the policy to be treated as a modified endowment contract.

Pre-death distributions from a Park Avenue VUL policy that is NOT a modified endowment contract will generally receive the following federal income tax treatment:


      (1) Partial withdrawals should generally be treated as first recovering the policyowner's "basis" in the policy and then distributing taxable income. However, Section 7702(f)(7) of the Internal Revenue Code describes a special situation during the first 15 years where, for policies that are not modified endowment contracts, distributions may be treated as taxable income, even when there is basis remaining. The basis in a policy generally equals the premium paid minus any amounts previously recovered through tax-free policy distributions.


      (2) If a policy is surrendered, the excess, if any, of the Cash Surrender Value (which includes the amount of any Policy Debt) over the basis will be subject to federal income tax. Any loss incurred upon surrender is generally not deductible. The tax consequences of surrender may differ if the proceeds are received under a payment option.

      (3) Loans will ordinarily be treated as indebtedness, and no part of a loan will be subject to current federal income tax, as long as the policy remains in force. Upon lapse, however, cancellation of a loan will be treated as a distribution and may be taxed. Generally, policy loan interest is not tax deductible by the policyowner.

Pre-death distributions from a Park Avenue VUL policy that IS or BECOMES a modified endowment contract will generally receive the following federal income tax treatment:

      (1) Any distribution will be taxed on an "income-first" basis to the extent that the Policy Account Value exceeds the basis in the policy. For this purpose, distributions include partial withdrawals, surrenders, assignments and policy loans. Loans that are treated as taxable income are added to the basis of modified endowment contracts.

      (2) For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by GIAC or its affiliates to a policyowner during any calendar year shall be treated as one modified endowment contract.

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                                       29

      (3) A 10% penalty tax will also apply to any taxable distribution, unless the distribution is: (a) made to a taxpayer who is 59 1/2 years of age or older; (b) attributable to disability (as defined in the Internal Revenue Code); or (c) received as part of a series of substantially equal periodic payments for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and a beneficiary.

The Secretary of the Treasury is authorized to prescribe additional rules to prevent avoidance of income-first taxation on distributions from modified endowment contracts.

If a policy becomes a modified endowment contract, distributions that occurred during the policy year in which such policy became a modified endowment contract, and distributions in any subsequent policy year will be taxed as described above. In addition, distributions that occurred within the preceding two years will be subject to such tax treatment. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury is authorized to prescribe rules that would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract.

Exchanges

Typically, there are no federal income tax consequences when one life insurance policy is exchanged for another to cover the same insured. However, the new policy will be subject to the seven-pay test from the date of the exchange, and can be treated as a modified endowment contract if it fails to satisfy such test. Additionally, a policy may lose any privileges to be excused by "grandfathering" from statutory or regulatory changes made after its issuance if it is exchanged for another policy. For these reasons, anyone who is (1) considering exchanging another life insurance policy to obtain a Park Avenue VUL policy, or (2) considering exchanging a Park Avenue VUL policy to obtain a different life insurance policy should consult a competent tax adviser.

Diversification

If a policy does not qualify as "life insurance" under the Internal Revenue Code, the policyowner can become immediately subject to federal income tax on the income under his or her policy. For variable life insurance policies to qualify as life insurance, section 817(h) of the Internal Revenue Code requires their underlying investments to be adequately diversified. Treasury Department regulations specify the diversification requirements. The Separate Account, through its investment in underlying mutual funds, intends to comply with these requirements. Each of the underlying mutual funds is obligated to comply with the diversification requirements specified in the Treasury Department regulations.

To date, no regulations or rulings have been issued to provide guidance regarding the circumstances under which a policyowner's ability to control his or her investments under a policy by exercising premium allocation and transfer privileges would cause him or her to be treated as the owner of a pro-rata portion of the assets in an insurance company's separate account. If a Park Avenue VUL policyowner was considered the owner of assets in the Separate Account, the income and gains attributable to his or her Policy Account Value in the Variable Investment Options would be included in his or her gross income. GIAC currently believes that it, and not its policyowners, is considered to own the Separate Account's assets. However, GIAC cannot predict when the Treasury Department or the Internal Revenue Service ("IRS") will issue guidance regarding these matters, nor the nature of any such guidance.

Policy Changes

GIAC may, to the extent it deems necessary, make changes to the policy or its riders (1) to assure that Park Avenue VUL initially qualifies and continues to qualify as life insurance under the Internal Revenue Code; or (2) to attempt to prevent a policyowner from being considered the owner of a pro-rata portion of the Separate Account's assets (see above). Any such change will apply uniformly to all policies that are affected. If required by state insurance regulatory authorities, advance written notice of such changes will be provided.

Tax Changes


From time to time the United States Congress considers legislation that, if enacted, could change the tax treatment of life insurance policies prospectively or even retroactively. In this connection, the President's 1999 Budget Proposal has recommended legislation that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would tax transfers among investment options and tax exchanges involving variable contracts. A second proposal would reduce the "investment in the contract" under cash value life insurance and certain annuity contracts, thereby increasing the amount of income for purposes of computing gain. In addition, the Treasury Department and IRS may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws or regulations. Also, state or local tax laws that relate to owning or benefiting from a policy can be changed from time to time without notice. It is impossible to predict whether, when or how any such change would be adopted. Anyone with questions about such matters should consult a legal or tax adviser.


Estate and Generation Skipping Transfer Taxes

If the policyowner is also the insured, the death benefit under a Park Avenue VUL policy will generally be included in the policyowner's estate for purposes of federal estate tax. If the policyowner is not the insured, under certain circumstances only the Cash Surrender Value would be so

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                                       30
included. In general, estates of U.S. citizens or residents that are valued at less than the credit equivalent amount (in 1997 it is equal to $600,000 and gradually increases to $1,000,000 in 2006) will not incur federal estate tax liability, and an unlimited marital deduction may be available for federal estate and gift tax purposes. Federal estate tax is integrated with federal gift tax under a unified rate schedule.

As a general rule, designating a beneficiary or paying proceeds to a person who is two or more generations younger than the policyowner, may cause a generation skipping transfer ("GST") tax to be payable. The GST tax is imposed at a rate that equals the maximum estate tax rate. Individuals are generally allowed an aggregate GST tax exemption of $1 million. Because these rules are complex, a legal or tax adviser should be consulted for specific information.

The particular situation of each policyowner or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate and GST taxes, as well as state and local estate, inheritance and other taxes.

Legal Considerations for Employers

In 1983, the United States Supreme Court held that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, some states prohibit using sex-distinct mortality tables.

The Policy uses sex-distinct actuarial tables, unless state or federal law requires the use of sex-neutral actuarial tables. As a result, the Policy generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Policies in connection with any employment-related insurance or benefits program should consult their legal advisers to determine whether the Policy is appropriate for this purpose.

Other Tax Consequences


The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if a policyowner is contemplating the use of a policy in any arrangement the value of which depends in part on its tax consequences, the policyowner should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business should consult a tax advisor regarding possible tax consequenses associated with the Policy prior to acquisition and also before entering into any subsequent changes to or transactions under the Policy.


GIAC's Taxes

Under the current life insurance company tax provisions of the Internal Revenue Code, an insurer's variable life insurance business is treated in a manner consistent with a fixed-benefit life insurance business. Accordingly, GIAC pays no income tax on investment income and capital gains reflected in its variable life insurance policy reserves, and no charge is currently being made to any investment division of the Separate Account for taxes. GIAC reserves the right to assess a charge against the Separate Account in the future for taxes or other tax-related economic burdens which it incurs that are attributable to the Separate Account or allocable to the policy. The operations of the Separate Account are reported on GIAC's federal income tax return, which is then consolidated with that of GIAC's parent, Guardian Life.

GIAC may have to pay state, local and other taxes in addition to premium taxes. At present, these taxes are not substantial. If they increase, charges may be made for such taxes that are attributable to the Separate Account or allocable to the policy.

Income Tax Withholding

GIAC is generally required to withhold for income taxes applicable to taxable distributions. A policyowner can elect in writing to not have income taxes withheld. If income tax is not withheld for a taxable distribution, or if an insufficient amount is withheld, tax payments may be required from the policyowner later. Under the applicable tax rules, penalties may be assessed against the policyowner if withholding or estimated tax payments are insufficient. GIAC may also be required to withhold GST taxes if it does not receive satisfactory written notification that no such taxes are due.

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                                       31

--------------------------------------------------------------------------------
                         THE VARIABLE INVESTMENT OPTIONS

THE SEPARATE ACCOUNT

The Separate Account was established by resolution of GIAC's Board of Directors on February 27, 1997 under the insurance law of the state of Delaware, and meets the definition of "separate account" under the federal securities laws. The Separate Account is registered with the SEC as a unit investment trust, which is a type of investment company under the Investment Company Act of 1940 (the "1940 Act"). A unit investment trust invests its assets in specified securities, such as the shares of one or more registered mutual funds, rather than a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. Under Delaware law, however, both GIAC and the Separate Account are subject to regulation by the Delaware Insurance Commissioner. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where it is authorized to conduct business.

GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that such assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting Policy Account Values maintained in the Variable Investment Options are not available to meet the claims of GIAC's general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC's direct contributions to the Account, accumulated charges for mortality and expense risks or the investment results attributable to GIAC's retained assets. Because such retained assets do not support Policy Account Values, GIAC may transfer them from the Separate Account to its general account.

 The Separate Account presently has several investment divisions, each of which invests in shares of a corresponding mutual fund. The funds are briefly described below. More complete information about the mutual funds, including all fees and expenses, appear in the prospectuses which accompany this prospectus.

THE FUNDS

Each of the funds is an open-end diversified management investment company, and is registered with the SEC under the 1940 Act. Such registration does not involve any supervision by the SEC of the investment management or policies of the funds. The funds do not impose a sales charge or "load" for buying and selling their shares, so GIAC buys and sells shares at net asset value in response to policyowner-requested and other policy transactions.

Presently, policy and contract values attributable to both variable life insurance policies and variable annuities may be invested in the funds through GIAC's separate accounts. While each fund's Board of Directors intends to monitor events in order to identify and, if deemed necessary, act upon any material irreconcilable conflicts that may possibly arise, GIAC may also take action to protect policyowners. See "Rights Reserved by GIAC" and the accompanying prospectuses for the mutual funds.

Investment Objectives and Policies of the Funds

Each fund has a different investment objective that it tries to achieve by following specified investment policies. The objective and policies of each fund will affect its potential returns and its risks. There is no guarantee that a fund will achieve its investment objective. The following chart states each fund's objective and lists typical portfolio investments.

FUND                INVESTMENT OBJECTIVE              TYPICAL INVESTMENTS
--------------------------------------------------------------------------------

Guardian            Long-term growth of capital       U.S. common stocks and
Stock Fund                                            convertible securities

Guardian            Long-term  growth of capital      U.S. common stocks and
Small Cap                                             convertible securities
Stock Fund

Guardian            Maximum income with-              investment grade
Bond Fund           out undue risk of                 debt obligations and
                    principal                         U.S. government securities

Guardian            High level of current             money market
Cash Fund           income; preservation              instruments
                    of capital

Baillie Gifford     Long-term capital                 common stocks and
International       appreciation                      convertible securities
Fund                                                  issued by foreign
                                                      companies

Baillie Gifford     Long-term capital                 common stocks and
Emerging            appreciation                      convertible securities
Markets Fund                                          issued by companies
                                                      that are organized in,
                                                      generally operate in,
                                                      or which principally
                                                      sell their securities in
                                                      emerging market countries.

Value Line          Long-term growth of               U.S. common stocks
Centurion           capital                           ranked 1 or 2 by
Fund                                                  the Value Line
                                                      Ranking System*

Value Line          High total investment             U.S. common stocks,
Strategic Asset     return consistent                 ranked 1 or 2 by
Management          with reasonable risk              the Value Line
Trust                                                 Ranking System,*
                                                      bonds and money
                                                      market instruments

Gabelli             Growth of capital; current        U.S. common stocks and
Capital Asset       income as a secondary             convertible securities
Fund                objective

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                                       32

MFS Emerging        Long-term growth of               U.S. common stocks of
Growth              capital                           emerging growth
Series                                                companies

MFS Total           Above-average income              equity securities and non-
Return Series       (compared to a portfolio          convertible fixed income
                    invested entirely in equity       securities
                    securities) consistent with
                                                      prudent employment of
                                                      capital, and secondarily
                                                      to provide a reasonable
                                                      opportunity for growth
                                                      of capital and income

MFS Growth          Reasonable current                common stocks and
With                income and long-term              convertible securities
Income Series       growth of capital                 issued by U.S. and foreign
                    and income                        companies

MFS Bond            To provide as high a level        convertible and non-
Series              of current income as is           convertible debt
                    believed consistent with          securities and preferred
                    prudent investment risk           stocks;  U.S. government
                    and secondarily to protect        securities;  commercial
                    shareholders' capital             paper; repurchase
                    agreements and cash or cash
                    equivalents

American            Long-term capital growth          equity securities of well-
Century VP          with income as a                  established intermediate-
Value Fund          secondary objective               to-large companies
whose securities
are believed to
be undervalued

American            Capital growth                    international common
Century VP                                            stocks with potential
International                                         for appreciation
Fund

AIM V.I.            Seeks long-term growth            common stocks , conver-
Value Fund          of capital by investing           tible bonds and conver-
                    primarily in undervalued          tible preferred stock,
                    stocks  with income as            preferred stock and debt
                    a secondary objective             instruments believed to
                                                      be undervalued relative
                                                      to the overall market.

AIM V.I.            Seeks capital appreciation        common stocks of
Capital             by investing in stocks with       medium-sized and smaller
Appreciation        emphasis on medium-sized          emerging growth
Fund                and smaller emerging              companies
                    growth companies

Fidelity VIP III    Capital growth                    common stocks and
Growth                                                convertibles
Opportunities
Portfolio

Fidelity VIP        Reasonable income with            income-producing
Equity-Income       capital appreciation as a         equity securities
Portfolio           secondary objective

Fidelity VIP        High level of current             high-yielding debt
High Income         income                            securities with an
Portfolio                                             emphasis on lower-quality
securities

Fidelity VIP II     Total return that                 equity securities of
Index 500           corresponds to that of            companies that compose
Portfolio           the Standard & Poor's             the Standard & Poor's 500
                    500 Index                         and in other instruments
                                                      that are based on the
                                                      value of the Index

* The Value Line Ranking System has been used substantially in its present form since 1965. The System ranks stocks on a scale of 1 (highest) to 5 (lowest) for year-ahead relative performance (timeliness).

Investment Performance of the Funds


The average annual total returns shown below are based on the actual investment performance of the mutual funds for years ended December 31, 1997. They reflect the deduction of investment advisory fees and operating expenses, and assume the reinvestment of all dividends and capital gains distributed by the funds. These returns are not illustrative of how actual investment performance will affect the benefits provided by a Park Avenue VUL policy because they do not reflect the effects of the deductions and charges that GIAC makes under the policy's terms. Moreover, these returns are not an estimate or prediction of future performance. They may be useful, though, in assessing the past performance of the funds. Total returns for The Guardian Cash Fund are not presented.

FUND NAME                              YEARS ENDED DECEMBER 31, 1997
AND                                                                  Since
INCEPTION DATE              1 Year       5 Years       10 Years      Inception
--------------------------------------------------------------------------------
Guardian Stock Fund*        35.58%       22.37%        19.37%        17.87%
 (4/13/83)

Guardian Small Cap          N/A          N/A           N/A           14.69%
 Stock Fund*
 (7/16/97)

Guardian Bond Fund*         8.99%        6.94%         8.93%         9.36%
 (5/1/83)

Baillie Gifford             11.93%       14.24%        N/A           12.28%
 International Fund
 (2/8/91)

Baillie Gifford             1.97%        N/A           N/A           3.36%
 Emerging
Markets Fund
(10/17/94)

Value Line                  21.39%       16.33%        17.76%        14.13%
 Centurion Fund
(11/15/83)

Value Line                  15.66%       12.88%        15.38%        14.37%
 Strategic Asset
Management Trust
(10/1/87)

Gabelli Capital             42.59%       N/A           N/A           22.36%
 Asset Fund**
(5/1/95)

MFS Emerging                21.90%       N/A           N/A           23.53%
 Growth Series***
(7/24/95)

MFS Total Return            21.30%       N/A           N/A           20.93%
 Series***
(1/3/95)

MFS Growth With             29.78%       N/A           N/A           27.61%
 Income Series***
(10/9/95)

MFS Bond Series***          10.14%       N/A           N/A           6.94%
 (10/24/95)

American Century VP         26.10%       N/A           N/A           23.20%
 Value Fund
(5/1/96)

American Century VP         18.60%       N/A           N/A           10.60%
 International Fund
(5/1/94)

AIM V.I. Value Fund         23.69%       N/A           N/A           19.74%
 (5/5/93)

AIM V.I. Capital            13.51%       N/A           N/A           18.64%
 Appreciation Fund
(5/5/93)

Fidelity VIP III Growth     29.95%       N/A           N/A           26.81%
 Opportunities
Portfolio****
(1/3/95)


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                                       33

Fidelity VIP Equity-        28.11%       20.16%        16.72%        14.66%
 Income Portfolio****
(10/9/86)

Fidelity VIP High           17.67%       13.91%        12.81%        12.45%
 Income Portfolio****
(9/19/85)

Fidelity VIP II             32.82%       19.91%        N/A           19.87%
 Index 500 Portfolio****
(8/27/92)

* Results for The Guardian Bond Fund and The Guardian Stock Fund reflect effects of expense reimbursements that occurred during the years ended December 31, 1984 and 1985. Without these expense reinbursements, results for these funds would be be lower. The inception date for the Guardian Small Cap Stock Fund is the date of commencement of the public offering of the fund.


** For the period from May 1, 1995 through December 31, 1995, the Manager and the Adviser of Gabelli Capital Asset Fund absorbed a portion of the fund's operating expenses. Total returns for this period would have been lower if these expenses had not been absorbed.

*** Total returns for the MFS Growth With Income Series, Emerging Growth Series, Bond Series and Total Return Series reflect the agreement by the series' Adviser to bear expenses for the series, subject to reimbursement by the series, such that the operational expenses shall not exceed, for the Growth With Income, Emerging Growth, and Total Return Series, 0.25% , and for the Bond Series, 0.40% of the average daily net assets of the series for each fiscal year since inception. Total returns would be lower in the absence of this agreement.

**** Total returns for the Fidelity Growth Opportunities, Fidelity Equity-Income, Fidelity High Income, and Fidelity Index 500 Portfolios reflect the reimbursement of certain fund expenses by the Adviser during certain periods and/or the effects of varying arrangements with third parties who either paid or reimbursed a portion of the fund's expenses. In the absence of these arrangements total returns would have been lower.


THESE TOTAL RETURNS ARE FOR THE FUNDS ONLY AND DO NOT REFLECT THE EFFECTS OF DEDUCTIONS FROM POLICY PREMIUMS AND UNSCHEDULED PAYMENTS, MONTHLY DEDUCTIONS, TRANSACTION DEDUCTIONS OR DEDUCTIONS FROM THE SEPARATE ACCOUNT. INCLUDING THE EFFECTS OF THESE DEDUCTIONS REDUCES RETURNS. SEE "DEFINITIONS" AND "DEDUCTIONS AND CHARGES" FOR ADDITIONAL INFORMATION.


THE FUNDS' INVESTMENT ADVISERS

Guardian Investor Services Corporation


The Guardian Stock Fund, The Guardian Small Cap Stock Fund, The Guardian Bond Fund and The Guardian Cash Fund, (the "Guardian funds") are advised by Guardian Investor Services Corporation ("GISC"), 201 Park Avenue South, New York, New York 10003. GISC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). GISC is wholly owned by GIAC. Each of the Guardian funds, except the Small Cap Stock Fund, pays GISC an investment advisory fee at an annual rate of 0.50% of the fund's average daily net assets for the services and facilities GISC provides to the fund. The Small Cap Stock Fund pays GISC 0.75% of the Fund's average daily net assets. GISC also serves as the investment adviser to eight of the ten series comprising The Park Avenue Portfolio, a family of mutual funds, and serves as manager of Gabelli Capital Asset Fund.


Guardian Baillie Gifford Limited


Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund are advised by Guardian Baillie Gifford Limited ("GBG"), 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. GBG is registered as an investment adviser under the Advisers Act and is a member of Great Britain's Investment Management Regulatory Organization Limited ("IMRO"). GBG was incorporated in Scotland by GIAC and Baillie Gifford Overseas Limited ("BG Overseas") in November 1990. GBG is also the investment adviser of two of the ten series comprising The Park Avenue Portfolio. Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund pay GBG an investment advisory fee at an annual rate of 0.80% and 1.00%, respectively, of the average daily net assets of the fund for the services and facilities GBG provides to the funds.


Baillie Gifford Overseas Limited


GBG has appointed BG Overseas to serve as sub-investment adviser to Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund. Like GBG, BG Overseas is located at 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. BG Overseas is also registered under the Advisers Act and is a member of IMRO. BG Overseas is wholly owned by Baillie Gifford & Co., which is currently one of the largest investment management partnerships in the United Kingdom. BG Overseas advises several institutional clients situated outside of the United Kingdom, and is also the sub-investment adviser to the two series of The Park Avenue Portfolio that are advised by GBG. One half of the investment advisory fee paid by Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund to GBG is payable by GBG to BG Overseas for its services as the fund's sub-investment adviser. No separate or additional fee is paid by either fund to BG Overseas.


Value Line, Inc.

Value Line Strategic Asset Management Trust and Value Line Centurion Fund are advised by Value Line, Inc. ("Value Line"), 220 East 42nd Street, New York, New York 10017. Value Line is registered as an investment adviser under the Advisers Act. Each of the Value Line funds pays Value Line an investment advisory fee at an annual rate of 0.50% of the fund's average daily net assets for the services and facilities Value Line provides to the fund. Value Line also serves as the investment adviser to its own family of mutual funds and publishes The Value Line Investment Survey and The Value Line Mutual Fund Survey.

Gabelli Funds, Inc.

Gabelli Capital Asset Fund is managed by GISC, which has appointed Gabelli Funds, Inc. ("GFI") as the investment adviser to the Fund. GFI has its principal offices at One Corporate Center, Rye, New York 10580, and is registered as an investment adviser under the Advisers Act. The Fund pays GISC a management fee at an annual rate of 1.00% of its average daily net assets for services and facilities which GISC provides to the Fund. For its services as investment

--------------------------------------------------------------------------------
adviser, GISC pays GFI .75% of the management fee which GISC receives from the Fund. No separate or additional fee is paid by the Fund to GFI. GFI also serves as investment adviser to other open-end mutual funds and closed-end mutual funds.

Massachusetts Financial Services Company

MFS Growth With Income Series, MFS Emerging Growth Series, MFS Bond Series, and MFS Total Return Series are advised by Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, MA. MFS is registered as an investment adviser under the Advisers Act and is a subsidiary of Sun Life of Canada (U.S.) which is itself an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. MFS provides advisory services to other open- and closed-end registered investment companies, as well as private and institutional investors. As compensation for its services to the Series, MFS receives a fee, payable monthly, at an annual rate of 0.75%, 0.75%, 0.60%, and 0.75% of the average daily net assets of the Growth With Income Series, Emerging Growth Series, Bond Series and Total Return Series, respectively.

American Century Investment Management, Inc.

The American Century VP Value Fund and the American Century VP International Fund are advised by American Century Investment Management, Inc. ("ACIM"), American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. ACIM, a registered investment adviser under the Advisers Act, has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958. Each of the American Century funds pays ACIM an investment advisory fee at an annual rate of 1.00% and 1.50% of the average daily net assets of the VP Value Fund and the VP International Fund, respectively.

A I M Advisors, Inc.


AIM V.I. Value Fund and AIM V.I. Capital Appreciation Fund are advised by A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM, a registered investment adviser under the Advisers Act, was organized in 1976 and, together with its subsidiaries, manages or advises over 50 investment company portfolios. AIM is a wholly owned subsidiary of A I M Management Group Inc., a holding company engaged in the financial services business and which in turn is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. The AIM V.I. Value Fund and V.I. Capital Appreciation Fund each pay AIM an investment advisory fee at an annual rate of 0.64% of the fund's average daily net assets. Each Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.


Fidelity Management & Research Company


The Fidelity VIP III Growth Opportunities Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Index 500 Portfolio are advised by Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109. FMR, a registered investment adviser under the Advisers Act, is the management arm of Fidelity Investments, which was established in 1946. Each of the Fidelity portfolios pays FMR an investment advisory fee at annual rates of 0.61%, 0.51%, 0.59%, and 0.24% for the Growth Opportunities, Equity-Income, High Income, and Index 500 Portfolios, respectively.


On behalf of the High Income and Growth Opportunities Portfolios, FMR has sub-investment advisory agreements with two affiliates, FMR U.K. and FMR Far East. FMR U.K. and FMR Far East are compensated for providing FMR with investment research and advice with fees equal to 110% and 105%, respectively, of the costs of providing these services. On behalf of the High Income Portfolio, the sub-investment advisers may also provide investment management services in return for which they receive a fee equal to 50% of FMR's management fee rate. No separate or additional fee is paid by the portfolios to the sub-adviser.


Bankers Trust Company ("BT") has been appointed sub-investment adviser to the Index 500 Portfolio. BT, a New York Banking Corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. For investment management, Securities lending and custodial services to the Index 500 portfolio, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the Portfolio. No separate or additional fee is paid by the Portfolio to BT.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              THE FIXED RATE OPTION

GENERAL INFORMATION

The policyowner may allocate some or all of the Net Premiums paid under a policy or transfer some or all of the Policy Account Value that is attributable to the Variable Investment Options to Park Avenue VUL's Fixed-Rate Option. As described elsewhere in this prospectus, certain restrictions apply to transfers out of the Fixed-Rate Option, and GIAC will use amounts in the Fixed-Rate Option as the last source of funds for certain policy transactions. The Fixed-Rate Option is backed by GIAC's general account.

Because of exemptive and exclusionary provisions, interests in the Fixed-Rate Option are not registered under the Securities Act of 1933, and neither the Fixed-Rate Option nor GIAC's general account are registered as investment companies under the 1940 Act. GIAC has been advised that the staff of the SEC does not review prospectus disclosures relating to unregistered allocation and transfer options, but such disclosures may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

The Fixed-Rate Option is only available under the policy in states where it has been approved by the state insurance department.

AMOUNTS IN THE FIXED-RATE OPTION

The sources of the Policy Account Value attributable to the Fixed-Rate Option are:

      o Net Premiums and loan repayments that have been allocated and remain credited to the option, plus

      o amounts transferred to the option from the Variable Investment Options which remain credited to the Fixed-Rate Option, plus

      o     interest paid on amounts held in the option.

GIAC guarantees that amounts invested in the Fixed-Rate Option will accrue interest daily at an effective annual rate of at least 4%. GIAC is not obligated to credit interest at a rate higher than 4%, although it may do so at its sole discretion. GIAC declares the current interest rate for the Fixed-Rate Option periodically.

The Policy Account Value attributable to the Fixed-Rate Option on the Policy Date or any Policy Anniversary will earn interest at the annual rate in effect on that day for the next 12 months, when it will be accumulated together with the following amounts to earn the interest rate then in effect for the next 12 months:

      o amounts allocated or transferred to the Fixed-Rate Option during such 12 months; and

      o interest credited on all amounts attributable to the Fixed-Rate Option during such 12 months

Amounts allocated or transferred to the Fixed-Rate Option on a date other than the Policy Date or a Policy Anniversary will earn interest at the rate in effect on the date of the applicable transaction until the next Policy Anniversary. Accordingly, the effective interest rate credited at any time to a policy with amounts in the Fixed-Rate Option will be a weighted average of all the Fixed-Rate Option interest rates which then apply to the Policy Account Value in the Fixed-Rate Option.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  VOTING RIGHTS

As explained under "The Variable Investment Options," GIAC invests the assets of the Separate Account's investment divisions in shares of certain corresponding mutual funds. GIAC is the record owner of such shares and will attend and has the right to vote at any meeting of a fund's shareholders.

To the extent required by applicable law, GIAC will vote the fund shares that it owns through the Separate Account according to instructions received from Park Avenue VUL policyowners. GIAC will vote shares for which no instructions are received in the same proportion as it votes shares for which it has received instructions. GIAC will vote any mutual fund shares that it is entitled to vote directly due to amounts it has contributed or accumulated in the applicable investment division in the same proportion as all of its policyowners and contractowners vote, including those who participate in other GIAC separate accounts. If the applicable law or interpretations thereof change so as to permit GIAC to vote a fund's shares in GIAC's own right or to restrict policyowner voting, GIAC reserves the right to do so.

GIAC will seek voting instructions from Park Avenue VUL policyowners for the number of shares attributable to their policies. Policyowners are entitled to provide instructions if, on the applicable record date, they have allocated Policy Account Values to the investment division that corresponds to the mutual fund for which a shareholder meeting is called. GIAC determines the number of shares attributable to a policy by dividing the Policy Account Value in the applicable investment division by the net asset value per fund share as of the record date. Fractional shares are counted.

If permitted by state insurance regulatory authorities, GIAC may disregard voting instructions relating to changes in a mutual fund's investment adviser, investment advisory contract, investment objective or investment policies. GIAC will only take such action if it reasonably disapproves the proposed changes, and, in the case of a change in investment adviser or an investment policy, if it makes a good faith determination that the proposed change is contrary to state law or otherwise inappropriate in view of the fund's investment objective and purpose. GIAC will explain its actions in the next semi-annual report to policyowners.

Certain actions which GIAC may take relating to the operations of the Separate Account may require policyowner approval. See "Rights Reserved by GIAC." If a vote is required, each policyowner will be entitled to one vote for every $100 of value held in the Separate Account's investment divisions. GIAC will cast votes attributable to its direct investments in the investment divisions in the same proportion as votes cast by policyowners.

There are no voting rights with respect to the Fixed-Rate Option.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS


In its capacity as a broker-dealer registered under the Securities and Exchange Act of 1934 (the "1934 Act") and as a member of the National Association of Securities Dealers, Inc., GISC has entered into a distribution agreement with GIAC to serve as the principal underwriter of the policies and the other variable annuity contracts and variable life insurance policies issued by GIAC through its separate accounts. The amounts paid or accrued to GISC by GIAC under the distribution agreement totalled $1,409,708, $1,851,468 and $1,979,926 during the years ended December 31, 1995, 1996, and 1997, respectively.
GISC is a New York corporation.


GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GISC or of broker-dealer firms which have entered into sales agreements with GISC and GIAC to sell Park Avenue VUL. GIAC's agents receive sales commissions that are paid from GIAC's resources, including amounts collected as Premium Charges and surrender charges. If a policy is returned pursuant to the Right to Cancel provision of the policy, some or all of the sales commission paid may be recovered by GIAC from the agent.


The maximum commission that GIAC will pay to an agent for selling a policy is
(i) 45% of the policy premium paid for the first policy year up to one Target Premium and 3.0% of the policy premiums in excess of one Target Premium; (ii) 3% of the premiums paid for policy years two through ten up to nine Target Premiums and 3.0% of policy premiums in excess of nine Target Premiums; and (iii) 2.0% of policy premiums paid after policy year 10. GIAC may also pay commission overrides, expense allowances, bonuses, wholesaler fees and training allowances in connection with the marketing and sale of Park Avenue VUL policies. In addition, agents who meet specified production levels may qualify for non-cash compensation such as merchandise and expense-paid trips or educational seminars.


GIAC has entered into an administrative services agreement with its parent, Guardian Life. Under this agreement, GIAC is billed quarterly by Guardian Life for the time spent by Guardian Life's employees on GIAC's business, and for GIAC's use of Guardian Life's centralized services and sales force.


GIAC has also entered into an agreement with Value Line, Inc. pursuant to which Value Line compensates GIAC for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to GIAC's policyowners.

GIAC has also entered into agreements with MFS and American Century pursuant to which it will be reimbursed for certain administrative costs and expenses incurred in connection with the offer and sale of MFS and American Century funds to GIAC's policyowners, such reimbursement to be determined on the basis of a percentage of assets under managment.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  LIMITS TO GIAC'S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, GIAC may not challenge the validity of a policy that has been in force during the insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in face or the addition of a supplementary benefit after such increase or addition has been in force during the insured's lifetime for two years. If the death benefit is changed from Option 1 to Option 2, GIAC may challenge any increase in the death benefit that has been effective during the insured's lifetime for less than two years from the effective date of the change. If GIAC successfully contests a change from Death Benefit Option 1 to 2 or an increase in Face Amount, the death benefit will be what would have been payable had such change not taken effect.

Misstatement of Age or Sex

If the insured's Age or sex was misstated in the application for a Park Avenue VUL policy, the death benefit under the policy will be that which would be purchased by the most recent deduction for the cost of insurance at the correct Age and sex (unless unisex rates are required). The death benefit for any rider will be that which would have been purchased at the correct Age and sex by the most recent charge for that rider at the correct Age and sex.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years from the Issue Date, GIAC's liability will be limited to the greater of the policy's Net Cash Surrender Value on the date of death, or an amount equal to:

      o     the policy premiums paid, minus

      o     any Policy Debt; and minus

      o any partial withdrawals made and surrender charges deducted in connection with such withdrawals.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Face Amount, GIAC's liability with respect to such increase will be limited to the cost of insurance for such increase.

If the insured commits suicide, while sane or insane, within 2 years from the effective date of any increase in death benefit due to a change from Option 1 to 2, GIAC's liability will be limited to the death benefit that would have been payable had such change not taken effect.

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                                       39

--------------------------------------------------------------------------------
                                GIAC'S MANAGEMENT

The directors and officers of GIAC are named below together with information about their principal occupations and affiliations during the past five years.


The business address of each director and officer is 201 Park Avenue South, New York, New York 10003. The "Guardian Fund Complex" referred to in the biographical information is comprised of (1) The Guardian Stock Fund, (2) The Guardian Bond Fund, (3) The Guardian Cash Fund, (4) The Park Avenue Portfolio (a series trust that issues its shares in ten series) and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).


     Name                      Title                     Business History


Joseph A. Caruso           Vice President and      The Guardian Life Insurance
                           Secretary               Company of America 3/96 -
                                                   present; Second Vice
                                                   President and Corporate
                                                   Secretary 1/95 - 2/96;
                                                   Corporate Secretary 10/92 -
                                                   12/94; Vice President and
                                                   Secretary, Guardian Investor
                                                   Services Corporation;
                                                   Secretary, Guardian Asset
                                                   Management Corporation,
                                                   Guardian Baillie Gifford
                                                   Limited and various mutual
                                                   funds within the Guardian
                                                   Fund Complex.

Philip H. Dutter           Director                Management Consultant
                                                   (self-employed). Director of
                                                   The Guardian Life Insurance
                                                   Company of America 3/88 -
                                                   present. Director of Guardian
                                                   Investor Services
                                                   Corporation.

Earl C. Harry              Treasurer               Treasurer, The Guardian Life
                                                   Insurance Company of America
                                                   11/96 - present. Assistant
                                                   Treasurer prior thereto.
                                                   Treasurer of Guardian
                                                   Investor Services Corporation
                                                   and Guardian Asset Management
                                                   Corporation.

Arthur V. Ferrara          Director                Retired. Former Chairman of
                                                   the Board and Chief Executive
                                                   Officer, The Guardian Life
                                                   Insurance Company of America
                                                   1/93 - 12/95; Director 1/81 -
                                                   present. Director (Trustee)
                                                   of Guardian Investor Services
                                                   Corporation, Gabelli Capital
                                                   Asset Fund and various mutual
                                                   funds within the Guardian
                                                   Fund Complex.


Charles G. Fisher          Vice President          Second Vice President and
                                                   Actuary, The Guardian and
                                                   Actuary Life Insurance
                                                   Company of America 12/86 -
                                                   present.

Leo R. Futia               Director                Retired. Former Chairman of
                                                   the Board and Chief Executive
                                                   Executive Officer, The
                                                   Guardian Life Insurance
                                                   Company of America; Director
                                                   5/70 - present. Director
                                                   (Trustee) of Guardian
                                                   Investor Services Corporation
                                                   and various mutual funds
                                                   within the Guardian Fund
                                                   Complex. Director (Trustee)
                                                   of various mutual funds
                                                   sponsored by Value Line, Inc.

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                                       40

     Name                      Title                     Business History


Thomas R. Hickey, Jr.      Vice President,         Vice President, Equity
                           Operations              Operations, The Guardian Life
                                                   Insurance Company of America
                                                   3/92 - present. Senior Vice
                                                   President, Guardian Investor
                                                   Services Corporation. Vice
                                                   President of various mutual
                                                   funds within the Guardian
                                                   Fund Complex.


Peter L. Hutchings         Director                Executive Vice President and
                                                   Chief Financial Officer, The
                                                   Guardian Life Insurance
                                                   Company of America 5/87 -
                                                   present. Director of Guardian
                                                   Investor Services Corporation
                                                   and Guardian Asset Management
                                                   Corporation.


Ryan W. Johnson            Vice President, Equity  Vice President, Equity
                           Sales                   Marketing & Sales, The
                                                   Guardian Life Insurance
                                                   Company of America, 3/98 -
                                                   present; Second Vice
                                                   President, Equity Sales, 3/95
                                                   - 2/98; Regional Sales
                                                   Director for Equity Products,
                                                   Western Division, prior
                                                   thereto. Senior Vice
                                                   President of Guardian
                                                   Investor Services
                                                   Corporation.

Frank J. Jones             Executive Vice          Executive Vice President and
                           President, Chief        Chief Investment Officer, The
                           Investment Officer      Guardian Life Insurance
                           and Director            Company of America
                                                   1/94-present; Senior Vice
                                                   President and Chief
                                                   Investment Officer prior
                                                   thereto. Director, Guardian
                                                   Investor Services Corporation
                                                   and Guardian Baillie Gifford
                                                   Limited. Director and
                                                   President, Guardian Asset
                                                   Management Corporation.
                                                   Executive Vice President,
                                                   GIAC Funds, Inc. Officer of
                                                   various mutual funds within
                                                   the Guardian Fund Complex.

Edward K. Kane             Executive Vice          Executive Vice President, The
                           President and Director  Guardian Life Insurance
                                                   Company of America 1/97 -
                                                   present; Senior Vice
                                                   President and General Counsel
                                                   prior thereto; Director
                                                   11/88-present. Director,
                                                   Guardian Asset Management
                                                   Corporation.

Eileen C. McDonnell        Vice President, Group   Vice President, Group
                           Pensions                Pensions, The Guardian Life
                                                   Insurance Company of America
                                                   9/97 - present; Vice
                                                   President, Group Marketing,
                                                   9/95-9/97. Vice President,
                                                   Strategic Marketing, The
                                                   Equitable Life Assurance
                                                   Society of the United States,
                                                   1/94 - 9/95; Vice President,
                                                   Northern Operations prior
                                                   thereto.

Frank L. Pepe              Vice President          Vice President and
                           and Controller          Controller, Equity Products,
                                                   The Guardian Life Insurance
                                                   Company of America
                                                   1/96-present; Second Vice
                                                   President and Controller,
                                                   Equity Products prior
                                                   thereto. Vice President and
                                                   Controller of Guardian
                                                   Investor Services
                                                   Corporation. Vice President
                                                   and Treasurer, GIAC Funds,
                                                   Inc. Officer of various
                                                   mutual funds within the
                                                   Guardian Fund Complex.

Richard T. Potter, Jr.     Vice President          Vice President and Equity
                           and Counsel             Counsel, The Guardian Life
                                                   Insurance Company of America
                                                   1/96 present; Second Vice
                                                   President and Equity Counsel
                                                   1/93 - 12/95. Vice President
                                                   and Counsel of Guardian
                                                   Investor Services
                                                   Corporation. Counsel of
                                                   Guardian Asset Management
                                                   Corporation and various
                                                   mutual funds within the
                                                   Guardian Fund Complex.


--------------------------------------------------------------------------------

     Name                      Title                     Business History


Joseph D. Sargent          President, Chief        President, Chief Executive
                           Executive Officer       Officer and Director, The
                           and Director            Guardian Life Insurance
                                                   Company of America 1/96 -
                                                   present; President 1/93 -
                                                   12/95; Director 1/93-present.
                                                   Chairman of the Board of
                                                   Guardian Investor Services
                                                   Corporation and Guardian
                                                   Asset Management Corporation
                                                   and various mutual funds
                                                   within the Guardian Fund
                                                   Complex. Director of Guardian
                                                   Baillie Gifford Limited.

John M. Smith              Executive Vice          Executive Vice President, The
                           President and Director  Guardian Life Insurance
                                                   Company of America 1/95 -
                                                   present; Senior Vice
                                                   President, Equity Products
                                                   prior thereto. President and
                                                   Director, Guardian Investor
                                                   Services Corporation;
                                                   President, GIAC Funds, Inc.;
                                                   Director, Guardian Baillie
                                                   Gifford Limited; Director,
                                                   Guardian Asset Management
                                                   Corporation.

Thomas G. Sorell           Vice President          Vice President, The Guardian
                                                   Life Insurance Company of
                                                   America 7/94 - present; 12/93
                                                   - 7/94, Director of Fixed
                                                   Income, White River
                                                   Corporation; 4/93 - 12/93,
                                                   Director of Fixed Income,
                                                   Fund American Enterprises.
                                                   Vice President, Guardian
                                                   Asset Management Corporation.
                                                   Officer of various mutual
                                                   funds within the Guardian
                                                   Fund Complex.

Donald P. Sullivan, Jr.    Vice President          Second Vice President, The
                                                   Guardian Life Insurance
                                                   Company of America
                                                   1/95-present; Assistant Vice
                                                   President prior thereto. Vice
                                                   President of Guardian
                                                   Investor Services
                                                   Corporation. Officer of
                                                   various mutual funds within
                                                   the Guardian Fund Complex.


William C. Warren          Director                Retired. Dean Emeritus,
                                                   Columbia Law School. Former
                                                   Chairman of the Board,
                                                   Sandoz, Inc.; Director of The
                                                   Guardian Life Insurance
                                                   Company of America since 1/57
                                                   and Director of Guardian
                                                   Investor Services
                                                   Corporation.

No officer or director of GIAC receives any compensation from the Account. No separately allocable compensation has been paid by GIAC, or any of its affiliates, to any person listed above for services rendered to the Account.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                OTHER INFORMATION

Rights Reserved by GIAC

GIAC reserves the right to make certain changes or take actions that it deems to serve the best interests of its Park Avenue VUL policyowners and their beneficiaries, or which it deems appropriate to carry out the purposes of the policy. GIAC will only exercise its reserved rights to the extent and in the manner permitted by applicable laws. Also, when required by law, GIAC will obtain approval of its changes or actions from appropriate regulatory authorities and/or policyowners. Examples of the changes or actions that GIAC may implement include:

      o Operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law.

      o Taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

      o     Deregistering the Separate Account under the 1940 Act.

      o Transferring assets in a Separate Account investment division to another investment division, or to one or more separate accounts, or to GIAC's general account.

      o Adding, combining or removing investment divisions in the Separate Account.

      o Substituting, for the mutual fund shares held in any investment division, the shares of another class issued by such mutual fund or the shares of another investment company or any other investment permitted by law.

      o Adding to, eliminating or suspending the policyowner's ability to allocate Net Premiums or transfer amounts to any Variable Investment Option or the Fixed-Rate Option.

      o Changing the way GIAC deducts or collects charges under a policy, but without increasing the charges unless and to the extent permitted by other provisions of the policy.

      o Modifying the policy as necessary to ensure that it continues to qualify as life insurance under the Internal Revenue Code.

      o Making any other technical changes in the policy required to conform it with any action permitted to be taken by GIAC.

GIAC will notify policyowners who have allocated Policy Account Values to a Variable Investment Option if any action taken by GIAC results in a material change in that Investment Option's investments. An affected policyowner who objects to the change may request a transfer from such Variable Investment Option to any of the other options offered under the policy, including the Fixed-Rate Option, within 60 days of the postmark on the notice. GIAC will effect the transfer as described under "Transfers," without charge.

Right to Cancel

A policyowner may cancel a policy by returning it and a written cancellation notice to GIAC's Executive Office or the agent from whom it was purchased within: 10 days after receiving it; or 45 days from the date Part 1 of the completed application for the policy was signed; whichever is later. Any mailed notice given by the policyowner or GIAC shall be effective when it is postmarked. GIAC will promptly refund all policy premiums submitted before cancellation, but may delay refunding amounts paid by check until the check has cleared. Longer periods in which the policy may be cancelled may apply in certain states for some or all Park Avenue VUL policies issued there. Policies issued in such states will state the applicable period. A policy that is returned for cancellation under this provision will be void from the beginning. The policyowner will also have a Right to Cancel for each Policy Segment.

Policyowner and Beneficiary

The policyowner is named in the application for a Park Avenue VUL policy, but can be changed from time to time. While the insured is living and subject to any assignment shown on GIAC's records, only the policyowner named on GIAC's records has the right to receive benefits or exercise the rights granted by the policy, including the right to change the policyowner. See "Assignment." When the policyowner dies, his or her estate becomes the policyowner, unless a successor owner is named. Since the policyowner's rights terminate when the insured dies, no successor owner is permitted when the insured and the policyowner are the same person.

Joint policyowners are permitted. With the exception of transfer requests, all requests for policy transactions and policy changes must be signed by all of the joint owners named on GIAC's records. When a joint policyowner dies, the surviving joint owner(s) succeed equally to the deceased owner's interest, unless otherwise provided. The estate of the last surviving joint owner becomes the policyowner on such owner's death, unless otherwise provided. The beneficiary is named in the application for a Park Avenue VUL policy, but can be changed from time to time before the insured's death. Contingent and concurrent beneficiaries are permitted. A beneficiary has no rights under a policy until the insured dies. An individual must survive the insured to qualify as a beneficiary, as specified in the policy. If no beneficiary survives the insured, the policyowner (or his or her estate) is the beneficiary.

Any request to change the policyowner or beneficiary must be made in written form satisfactory to GIAC, and must be signed and dated by the policyowner(s) then named on GIAC's records. The change will be effective as of the date the change request was signed. However, the change will not apply to any payments made or actions taken by GIAC under the policy on or before the date the change request is received at GIAC's Executive Office.

--------------------------------------------------------------------------------

Assignment

A Park Avenue VUL policy may be assigned. However, GIAC will not be bound by an assignment unless and until the original or a copy of the assignment (which has been signed and dated by the assignor and the assignee and, as applicable, the beneficiary(ies)) is received at its Executive Office. Assignments are subject to all payments made or actions taken by GIAC on or before the date it receives the assignment. GIAC is not responsible for determining the validity of any assignment.

Unless otherwise provided, the assignee may exercise all rights granted by the policy except:

      o     the right to change the owner or beneficiary;

      o     the right to elect a payment option; or

      o the right to allocate or transfer amounts among the Variable Investment Options and the Fixed-Rate Option.

Communications From GIAC

Shortly after each Policy Anniversary, GIAC will send the policyowner a statement that shows the following information as of the most recent Policy
Anniversary: (1) the amount of death benefit provided by the then effective death benefit option; (2) the allocation instructions for Net Premium payments;
(3) the Policy Account Value, Cash Surrender Value, and Net Cash Surrender Value; (4) the amount of the Policy Account Value attributable to each of the options offered under the policy; (5) the amount of Policy Premiums received, and charges deducted, since the last annual statement; (6) transfers and partial withdrawals effected since the last annual statement; (7) loans made and loan repayments received since the last annual statement; (8) the outstanding Policy Debt; and (9) the interest rate in effect for the Fixed-Rate Option. Also, twice each year, policyowners will receive reports containing financial statements for the Separate Account and the mutual funds. Of these, the annual report will contain audited financial statements.

GIAC will send notices to confirm the receipt of policy premiums, transfers and certain other policy transactions, or to request a premium or loan repayment to prevent policy lapse.

Communications With GIAC

GIAC cannot act upon requests for policy transactions or changes, or credit Policy Premiums and unscheduled payments, unless such items are received at the Executive Office in a form that is acceptable to GIAC. All written communications to GIAC must include the policy number, full name(s) of the policyowner(s) and insured, and the policyowner's current address.

Also, policyowners can call 1-800-935-4128 during normal business hours, New York City time, for information about policy values.

Special Provisions For Group or Sponsored Arrangements

Where permitted by state insurance laws, GIAC may permit policies to be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases policies covering a group of individuals on a group basis. Where required by law, all participants of group arrangements will be individually underwritten. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of policies on an individual basis.

The charges and deductions described elsewhere in this prospectus may be reduced for policies issued in connection with group or sponsored arrangements. Such arrangements may include the sale of policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and immediate family members of the foregoing. GIAC will reduce the above charges and deductions in accordance with its rules in effect as of the date an application for a policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and efforts, administrative costs and mortality cost per policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

GIAC may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policyowners and all other policyowners funded by the Separate Account.

In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting.

Advertising Practices

Advertisements or sales materials for Park Avenue VUL may refer to or reprint all or portions of articles, or reports about variable life insurance generally and Park Avenue VUL specifically. In addition, information that appears in financial, business or general interest publications may be referred to or reprinted in Park Avenue VUL's promotional materials. None of the contents of these materials will be

--------------------------------------------------------------------------------
indicative of the future performance or results that may be obtained by purchasers of the policy.

Advertisements and sales materials for Park Avenue VUL may compare the performance or independent ranking of one or more of the Variable Investment Options or their corresponding mutual funds to: (1) other insurance company separate accounts and the mutual funds offered through them; (2) other mutual funds having similar investment objectives and policies; (3) relevant indices of investment securities or of peer groups of funds; or (4) other investment vehicles, including accounts or certificates that, unlike the policy, are guaranteed by governmental entities. Such comparable information may be provided by Lipper Analytical Services, Inc., Morningstar, Inc. and others.

Advertisements and sales materials about variable life insurance, Park Avenue VUL, the Separate Account or the funds may feature an individual fund or describe asset levels and sales volumes achieved by GIAC, GISC or others within the financial services industry. References to personnel of the investment advisers who have portfolio management responsibilities for the mutual funds offered through the Separate Account and their investment styles may be included.

The advertising and sales literature for the policy and the Separate Account may refer to historical, current and prospective economic trends within the United States and overseas. In addition, topics of general investor interest, including college or retirement planning, reasons for investing and historical examples of the performance of various types of securities or markets may be included.

Legal Proceedings

GIAC is not involved in any legal proceedings which would materially affect its financial position or the Separate Account.

Legal Matters

The legal validity of the policy described in this prospectus has been passed upon by Richard T. Potter, Jr., Vice President and Counsel of GIAC.


Year 2000

Like other financial and business organizations around the world, GIAC could be adversely affected if the computer systems it uses internally, the systems of its service providers, and related computer systems do not properly process and calculate date related information and data beginning on January 1, 2000. Many computer systems today cannot distinguish the year 2000 from the year 1900 because of the way dates were encoded and calculated in these systems. GIAC has been actively working to deal with this problem, and expects that its systems and others upon which it is reliant will be adapted before January 1, 2000. However, there can be no assurance that these preparations will be successful.


Registration Statement

This prospectus omits certain information contained in the registration statement filed with the SEC on behalf of the Separate Account and relating to the variable life insurance policy described in this prospectus. Copies of such additional information may be obtained from the SEC's main office in Washington, DC upon payment of the prescribed fee.

Financial and Actuarial Experts


The statutory basis balance sheets of GIAC as of December 31, 1997 and December 31, 1996 and the related statutory basis statements of operations, of changes in common stock and surplus and of cash flow for the three years in the period ended December 31, 1997 that are included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


GIAC's statutory basis financial statements contained in this prospectus should be considered only as bearing upon GIAC's ability to meet its obligations under the Park Avenue VUL policies. They should not be considered as bearing upon the investment experience of the Separate Account's investment divisions.

Actuarial matters in this prospectus have been examined by Charles G. Fisher, FSA, Vice President and Actuary of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the SEC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                         STATUTORY BASIS BALANCE SHEETS


                                                                        As of December 31,
                                                                 -------------------------------
                                                                       1997             1996
                                                                       ----             ----
ADMITTED ASSETS
Investments:
   Fixed maturities, principally at amortized cost
     (market: 1997 - $492,052,307; 1996 - $491,271,164) .......  $  484,747,832   $  490,445,948
   Affiliated mutual funds, at market .........................      30,551,186        2,755,672
   Investment in subsidiary ...................................      12,073,143        7,746,643
   Policy loans - variable life insurance .....................      72,737,781       68,143,068
   Cash and short-term investments ............................      23,602,410       17,825,039
   Investment in joint venture ................................         345,492          285,874
Accrued investment income receivable ..........................      13,303,271       10,553,405
Due from parent and affiliates ................................       7,573,304        6,507,913
Other assets ..................................................      12,557,432       12,173,268
Receivable from separate accounts .............................      30,203,923       11,606,587
Variable annuity and EISP/CIP separate account assets .........   6,810,882,719    5,248,159,777
Variable life separate account assets .........................     414,699,239      342,921,803
                                                                 --------------   --------------
     TOTAL ADMITTED ASSETS ....................................  $7,913,277,732   $6,219,124,997
                                                                 ==============   ==============
LIABILITIES
Policy liabilities and accruals:
   Fixed deferred reserves ....................................  $  339,797,646   $  329,681,355
   Fixed immediate reserves ...................................       7,397,461        5,874,894
   Life reserves ..............................................      67,799,492       65,462,693
   Minimum death benefit guarantees ...........................       1,117,645        1,257,777
   Policy loan collateral fund reserve ........................      70,734,812       65,762,820
   Accrued expenses, taxes, & commissions .....................       1,592,997        2,712,360
   Due to parent and affiliates ...............................      20,408,087       15,304,638
   Federal income taxes payable ...............................      10,939,640        4,743,447
   Other liabilities ..........................................      20,540,325       30,079,434
   Asset valuation reserve ....................................      26,305,528       15,121,269
   Variable annuity and EISP/CIP separate liabilities .........   6,750,575,077    5,193,574,218
   Variable life separate account liabilities .................     413,364,790      335,769,184
                                                                 --------------   --------------
     TOTAL LIABILITIES ........................................  $7,730,573,500   $6,065,344,089

COMMON STOCK AND SURPLUS
   Common Stock, $100 par value, 20,000 shares authorized,
     issued and outstanding ...................................       2,000,000        2,000,000
   Additional paid-in surplus .................................     137,398,292      137,398,292
   Assigned and unassigned surplus ............................      43,305,940       14,382,616
                                                                 --------------   --------------
     Total Common Stock and Surplus ...........................     182,704,232      153,780,908
                                                                 --------------   --------------
     TOTAL LIABILITIES, COMMON STOCK AND SURPLUS ..............  $7,913,277,732   $6,219,124,997
                                                                 ==============   ==============


               See notes to statutory basis financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                    STATUTORY BASIS STATEMENTS OF OPERATIONS

                                                                      For The Year Ended December 31,
                                                            -------------------------------------------------
                                                                  1997             1996              1995
                                                                  ----             ----              ----
Revenues:
   Premiums and annuity considerations:
     Variable annuity considerations .....................  $  995,209,301     $731,792,764      $537,841,762
     Life insurance premiums and fixed
  annuity considerations .................................      68,222,360       44,874,269        73,938,212
   Net investment income .................................      47,993,754       42,366,902        36,293,598
   Amortization of IMR ...................................         111,783          333,219           257,380
   Net gain from operations of separate accounts .........       5,780,327        8,860,462                --
   Service fees ..........................................      76,350,291       58,774,486        46,560,286
   Variable life-- cost of insurance .....................      11,205,120        4,844,028         4,232,564
   Reserve adjustments on reinsurance ceded ..............       7,885,341       30,636,445       (32,192,749)
   Commission and expense allowances .....................      16,268,128       14,508,840        10,057,974
   Other income ..........................................       5,178,266        2,535,356         1,127,526
                                                            --------------     ------------       -----------
                                                             1,234,204,671      939,526,771       678,116,553
                                                            --------------     ------------       -----------
Benefits and expenses:
   Benefits:
     Death benefits ......................................       5,340,675        6,785,456         4,774,584
     Annuity benefits ....................................     687,719,014      426,072,773       276,568,762
     Surrender benefits ..................................      17,620,583       17,459,706        17,660,413
     Increase in reserves ................................      18,291,585       82,891,516        65,349,399
   Net transfers to (from) separate accounts:
     Variable annuity and EISP/CIP .......................     359,468,681      323,093,897       252,772,988
     Variable Life .......................................        (630,102)     (10,417,095)      (17,796,371)
   Commissions ...........................................      43,352,989       39,233,431        34,364,742
   General insurance expenses ............................      59,476,685       42,523,892        25,888,456
   Taxes, licenses and fees ..............................       3,743,414        3,723,858         2,477,492
   Reinsurance terminations ..............................         182,535      (15,470,015)       11,002,701
                                                            --------------     ------------       -----------
                                                             1,194,566,059      915,897,419       673,063,166
                                                            --------------     ------------       -----------
   Income before income taxes and realized
     gains from investments ..............................      39,638,612       23,629,352         5,053,387
   Federal income taxes ..................................      12,073,500        3,941,460           439,667
                                                            --------------     ------------       -----------
   Income from operations, net of federal
     income taxes, and before net realized
     gains ...............................................      27,565,112       19,687,892         4,613,720

   Realized gains from investments, net of federal
     income taxes, net of transfer to IMR ................         472,127            7,540           342,455
                                                            --------------     ------------       -----------
   Net income ............................................  $   28,037,239     $ 19,695,432       $ 4,956,175
                                                            ==============     ============       ===========

               See notes to statutory basis financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

        STATUTORY BASIS STATEMENTS OF CHANGES IN COMMON STOCK AND SURPLUS

                                                                                  Assigned and
                                                                   Additional      Unassigned         Total
                                                     Common          Paid-in         Surplus      Common Stock
                                                      Stock          Surplus        (Deficit)      and Surplus
                                                     ------         --------        --------      ------------
Balances at December 31, 1994 .................... $2,000,000     $137,398,292     $(1,817,759)   $137,580,533
                                                   ----------     ------------     -----------    ------------
Net income from operations .......................                                   4,956,175       4,956,175
Increase in unrealized appreciation of Company's
   investment in separate accounts, net of
   applicable taxes ..............................                                   3,024,930       3,024,930
Decrease in unrealized appreciation of Company's
   investment in joint venture ...................                                      (6,803)         (6,803)
Increase in unrealized appreciation of Company's
   investment in subsidiary ......................                                     298,534         298,534
Increase in non-admitted assets ..................                                      (7,078)         (7,078)
Disallowed interest maintenance reserve ..........                                     143,080         143,080
Net increase in asset valuation reserve ..........                                  (4,111,444)     (4,111,444)
                                                   ----------     ------------     -----------    ------------
Balances at December 31, 1995 ....................  2,000,000      137,398,292       2,479,635     141,877,927
                                                   ----------     ------------     -----------    ------------
Net income from operations .......................                                  19,695,433      19,695,433
Tax on prior years separate account seed
   investment unrealized gains ...................                                    (104,732)       (104,732)
Increase in unrealized appreciation of Company's
   investment in joint venture ...................                                     241,456         241,456
Increase in unrealized appreciation of Company's
   investment in subsidiary ......................                                     142,201         142,201
Decrease in unrealized appreciation of Company's
   investment in other assets ....................                                      (9,384)         (9,384)
Increase in non-admitted assets ..................                                     (80,815)        (80,815)
Disallowed interest maintenance reserve ..........                                    (128,107)       (128,107)
Surplus changes resulting from reinsurance .......                                  (2,073,155)     (2,073,155)
Net increase in asset valuation reserve ..........                                  (5,779,916)     (5,779,916)
                                                   ----------     ------------     -----------    ------------
Balances at December 31, 1996 ....................  2,000,000      137,398,292      14,382,616     153,780,908
                                                   ==========     ============     ===========    ============
Net income from operations .......................                                  28,037,239      28,037,239
Increase in unrealized appreciation of Company's
   investment in joint venture ...................                                      42,908          42,908
Increase in unrealized appreciation of Company's
   investment in subsidiary ......................                                   4,326,500       4,326,500
Increase in unrealized appreciation of Company's
   investment in other assets ....................                                       9,384           9,384
Increase in unrealized appreciation of Company's
   investment in an affiliated mutual fund .......                                   7,271,233       7,271,233
Decrease in non-admitted assets ..................                                      83,011          83,011
Disallowed interest maintenance reserve ..........                                    (197,600)       (197,600)
Surplus changes resulting from reinsurance .......                                     534,908         534,908
Net increase in asset valuation reserve ..........                                 (11,184,259)    (11,184,259)
                                                   ----------     ------------     -----------    ------------
Balances at December 31, 1997 .................... $2,000,000     $137,398,292     $43,305,940    $182,704,232
                                                   ==========     ============     ===========    ============

               See notes to statutory basis financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                     STATUTORY BASIS STATEMENTS OF CASH FLOW


                                                                      For The Year Ended December 31,
                                                             --------------------------------------------------
                                                                   1997             1996              1995
                                                                   ----             ----              ----
Cash flows from insurance activities:
   Premiums, annuity considerations and
     deposit funds ........................................  $1,065,244,583      $780,710,735     $611,169,979
   Investment income ......................................      46,412,248        42,413,736       36,912,131
   Commissions and expense allowances on
     reinsurance ceded ....................................      22,679,622        37,315,301      (22,118,484)
   Other income ...........................................      67,084,996        47,357,962       44,220,753
   Death benefits .........................................      (5,492,854)       (6,900,438)      (4,420,866)
   Surrender benefits .....................................     (17,780,564)       (2,774,865)     (17,660,413)
   Annuity benefits .......................................    (689,207,046)     (424,511,908)    (276,163,436)
   Commissions, other expenses
     and taxes (excluding FIT) ............................    (101,213,566)      (78,968,214)     (57,714,112)
   Net transfers to separate accounts .....................    (356,017,200)     (307,856,562)    (231,230,812)
   Federal income taxes (excluding tax on
     capital gains) .......................................      (5,094,779)          682,025       (1,557,444)
   Increase in policy loans ...............................      (4,594,714)       (4,300,868)      (4,522,280)
   Other operating expenses and sources ...................        (140,580)        2,077,342       (8,945,084)
                                                             --------------      ------------     ------------

Net cash provided by insurance activities .................      21,880,146        85,244,246       67,969,932
                                                             --------------      ------------     ------------
Cash flows from investing activities:
   Proceeds from dispositions of
     investment securities ................................     315,404,430       224,692,954       63,122,215
   Purchases of investment securities .....................    (331,151,548)     (309,590,319)    (118,543,796)
   Federal income tax on capital gains ....................        (355,657)         (505,496)         992,810
                                                             --------------      ------------     ------------

Net cash used in investing activities .....................     (16,102,775)      (85,402,861)     (54,428,771)
                                                             --------------      ------------     ------------

     Net increase (decrease) in cash ......................       5,777,371          (158,615)      13,541,161

     Cash and short-term investments,
       beginning of year ..................................      17,825,039        17,983,654        4,442,493
                                                             --------------      ------------     ------------

     Cash and short-term investments,
       end of year ........................................  $   23,602,410      $ 17,825,039     $ 17,983,654
                                                             ==============      ============     ============


               See notes to statutory basis financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                                December 31, 1997

Note 1 -- Organization

     The Guardian Insurance & Annuity Company, Inc. (GIAC or the Company) is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (The Guardian). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company's primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Guardian Investor Services Corporation (GISC) or of other broker dealer firms that have entered into sales agreements with GIAC and GISC. The Company's general agency distribution system is used for the sale of other products and policies.

     GISC, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities Exchange Act of 1934 and is a registered investment advisor under the Investment Adviser's Act of 1940. GISC is the distributor and underwriter for GIAC's variable products, and the investment advisor to certain mutual funds sponsored by GIAC, which are investment options for the variable products.

     Insurance Separate Accounts: The Company has established fourteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian.

     The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets and liabilities of the separate accounts are stated primarily at the market value of the underlying investments and corresponding contractholders obligations. The amounts provided by the Company to establish separate account investment portfolios (seed money) are not included in separate account liabilities.

Note 2 -- Summary of Significant Accounting Policies

     Basis of presentation of financial statements: The financial statements have been prepared on a statutory basis of accounting that is prescribed or permitted by the Insurance Department of the State of Delaware which is a comprehensive basis of accounting other than generally accepted accounting principles (GAAP).

     Financial statements prepared on a statutory basis vary from financial statements prepared on a GAAP basis because: (1) the costs relating to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred, whereas on a GAAP basis they would be recorded as assets and amortized over the future periods to be benefited; (2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals, whereas on GAAP basis they are on anticipated Company experience for lapses, mortality and investment yield; (3) life insurance enterprises are required to establish a formula-based asset valuation reserve (AVR) by a direct charge to surplus to offset potential investment losses; under GAAP, provisions for investments are established as needed through a charge to income; (4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (IMR) and amortized into investment income over the remaining life of the investment sold; for GAAP, such gains and losses are recognized in income at the time of sale; (5) bonds are carried principally at amortized cost for statutory reporting and at market value for GAAP; (6) annuity and certain insurance premiums are recognized as premium income, whereas for GAAP they are recognized as deposits; (7) deferred federal income taxes are not provided for temporary differences between tax and book assets and liabilities as they are under GAAP; (8) certain reinsurance transactions are accounted for as reinsurance for statutory

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                                December 31, 1997

purposes and as financing transactions under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP.

     Use of Estimates: The preparation of financial statements of insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. As a provider of life insurance and annuity products, GIAC's operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

     Valuation of investments: Investments in securities are recorded in accordance with valuation procedures established by the National Association of Insurance Commissioners (NAIC). Unrealized gains and losses on investments carried at market are recorded directly to unassigned surplus. Realized gains and losses on disposition of investments are determined by the specific identification method. The Company has recorded in accordance with NAIC requirements, the net gain from the operations of the separate accounts in the operations of the general account in 1997 and 1996 instead of in surplus.

     Bonds: Bonds are valued principally at amortized cost. Mortgage backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method with PSA standard prepayment rates.

     Investment in subsidiary: GIAC's investment in GISC is carried at equity in GIAC's underlying net assets. Undistributed earnings or losses are reflected as unrealized capital gains and losses directly in unassigned surplus. Dividends received from GISC are recorded as investment income and amounted to $10,000,000 in 1997, $9,500,000 in 1996 and 6,700,000 in 1995.

     Short-Term Investments: Short-term investments are stated at amortized cost and consist primarily of investments having maturities at the date of purchase of six months or less. Market values for such investments approximate carrying value.

     Loans on Policies: Loans on policies are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

     Investment Reserves: In compliance with regulatory requirements, the Company maintains the Asset Valuation Reserve (AVR) and the Interest Maintenance Reserve (IMR). The AVR is intended to stabilize surplus against market fluctuations in the value of equities and credit related declines in the value of bonds. Changes in the AVR are recorded directly to unassigned surplus. The IMR captures net after-tax realized capital gains which result from changes in the overall level of interest rates for fixed income investments and amortizes these net capital gains into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR, consistent with prior years. Any net negative IMR amounts are treated as a non-admitted asset.

     Contract and Policy Reserves: Fixed deferred reserves represent the fund balance left to accumulate at interest under fixed annuity contracts that were offered directly by the Company, a fixed rate option that is offered to variable annuity contractowners and a single premium deferred annuity that is offered by the Company. The Company no longer offers the fixed annuity contracts.

     The estimated fair value of contractholder account balances within the fixed deferred reserves has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions and are only guaranteed for one year.

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                                December 31, 1997

     The interest rate credited on fixed annuity contracts included in fixed deferred reserves for 1997 and 1996 was 5.75%. The interest rate credited on the fixed rate option that is offered to certain variable annuity contractowners was 5.50% during 1997. For the fixed rate option currently issued, the issue and renewal interest rates credited varies from month to month and ranged from 5.25% to 5.40% in 1997. For single premium deferred annuities the rates ranged from 5.00% to 6.00% in 1997. Fixed immediate reserves are a liability within the general account for those annuitants that have elected a fixed annuity payout option. The immediate contract reserve is computed using the 1971 IAM Table and the 1983 IAM Table and a 4% discount rate.

     The loan collateral fund reserve is the cash value of loaned variable life policyowner account values. The reserve is credited with interest at 4% per annum for single premium variable life policyowners, 6.5% for annual pay variable life policyowners and 7% for other variable life policyowners.

     Non-admitted Assets: Certain assets designated as "non-admitted assets" in accordance with rules and regulations of the Department of Insurance of the State of Delaware are charged directly to unassigned surplus. At December 31, 1997 and 1996 non-admitted assets consisted of agents' balances and miscellaneous receivables in the amounts of $82,380 and $123,785, respectively.

     Acquisition Costs: Commissions and other costs incurred in acquiring new business are charged to operations as incurred.

     Premiums and Other Revenues: Premiums and annuity considerations are recognized for funds received on variable life insurance and annuity products. Corresponding transfers to/from separate accounts are included in the expenses.

     Revenue also includes service fees from the separate accounts consisting of mortality and expense charges, annual administration fees, charges for the cost of term insurance related to variable life policies and penalties for early withdrawals. Services fees were not charged on separate account assets of $162,522,811 and $142,722,353 at December 31, 1997 and 1996, respectively, which represent investments in The Guardian's employee benefit plans.

     Federal Income Taxes: The provision for federal income taxes is based on income from operations currently taxable, as well as accrued market discount on bonds. Realized gains and losses are reported after adjustment for the applicable federal income taxes. The taxable portion of unrealized appreciation of the Company's separate account investments is included in operations for 1997 and 1996, and in surplus in 1995.

     Other: Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the 1997 presentation.

Note 3 -- Federal Income Taxes

     The Company's federal income tax return is consolidated with its parent, The Guardian. The consolidated income tax liability is allocated among the members of the group according to a tax sharing agreement. In accordance with the tax sharing agreement between and among the parent and participating subsidiaries, each member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Estimated payments are made between the members of the group during the year.

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                                December 31, 1997

     A reconciliation of federal income tax expense, based on the prevailing corporate income tax rate of 35% for 1997, 1996 and 1995 to the federal income tax expense reflected in the accompanying financial statements is as follows:


                                                                      For The Year Ended December 31,
                                                             -------------------------------------------------
                                                                1997               1996               1995
                                                                ----               ----               ----
Income tax at prevailing corporate income tax rates
   applied to pretax statutory income .....................  $13,873,514        $ 8,270,274        $ 1,768,688
Add (deduct) tax effect of:
   Adjustment for annuity and other reserves ..............     (291,470)        (1,478,476)           337,668
   DAC Tax ................................................    1,712,811            867,731            666,260
   Dividend from subsidiary ...............................   (3,500,000)        (3,325,000)        (2,345,000)
   Other-- net ............................................      278,645           (393,069)            12,051
                                                             -----------        -----------        -----------
Federal income taxes ......................................  $12,073,500        $ 3,941,460         $  439,667
                                                             ===========        ===========        ===========


     The provision for federal income taxes includes deferred taxes in 1997, 1996 and 1995 of $181,145, $353,051 and $304,923, respectively, applicable to the difference between the tax basis and the financial statement basis of recording investment income relating to accrued market discount.

Note 4 -- Investments

     The major categories of net investment income are summarized as follows:

                                                                       For The Year Ended December 31,
                                                             -------------------------------------------------
                                                                1997               1996               1995
                                                                ----               ----               ----
Fixed maturities ..........................................  $31,806,228        $28,234,145        $25,795,915
Affiliated money market funds .............................      524,277            121,733            130,729
Subsidiary ................................................   10,000,000          9,500,000          6,700,000
Policy loans ..............................................    3,386,194          3,089,114          2,847,532
Short-term investments ....................................    2,280,599          1,204,805          1,166,264
Joint venture dividend ....................................    1,047,525            623,160            684,306
Other .....................................................       59,779             55,301             14,951
                                                             -----------        -----------        -----------
                                                              49,104,602         42,828,258         37,339,697
Less: Investment expenses .................................    1,110,848            461,356          1,046,099
                                                             -----------        -----------        -----------
Net investment income .....................................  $47,993,754        $42,366,902        $36,293,598
                                                             ===========        ===========        ===========

     Gross realized gains and losses, less applicable federal income taxes and transfer to IMR, are summarized as follows:

                                                                       For The Year Ended December 31,
                                                             -------------------------------------------------
                                                                1997               1996                1995
                                                                ----               ----                ----
Realized gains from dispositions:
   U.S. Government bonds ...................................  $  722,440        $ 1,014,811         $  438,127
   Corporate debt securities ...............................     413,022          1,014,562            555,817
   Common stocks ...........................................         174                 --                 --
   Seed investment redeemed ................................          --                 --            717,499
   Foreign exchange ........................................       2,791             11,599                 --
Realized losses from dispositions:
   U.S. Government bonds ...................................     744,168            181,025              7,498
   Corporate debt securities ...............................     399,618            617,325            370,353
   Foreign exchange ........................................       5,733                 --             10,145
   Short term investments ..................................       1,218                191                 --
                                                             -----------        -----------        -----------
   Net realized capital gains (losses) .....................     (12,350)         1,242,431          1,323,447
                                                             -----------        -----------        -----------

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                                December 31, 1997

Federal income tax expense (benefit):
   Current .................................................    (269,216)           829,609            622,821
   Deferred ................................................    (209,059)          (394,759)           (42,290)
                                                             -----------        -----------        -----------
   Total federal income tax expense (benefit) ..............    (478,275)           434,850            580,531
                                                             -----------        -----------        -----------
Transfer to IMR ............................................      (6,202)           800,041            400,461
                                                             -----------        -----------        -----------
Net realized gains (losses) ................................  $  472,127          $   7,540         $  342,455
                                                             ===========        ===========        ===========

     The market values of bonds are based on quoted prices as available. For certain private placement debt securities where quoted market prices are not available, fair value is estimated by management using adjusted market prices for like securities.

     The cost and estimated market values of investments by major investment category at December 31, 1997 and 1996 are as follows:

                                                                     December 31, 1997
                                             -----------------------------------------------------------------
                                                                  Gross            Gross           Estimated
                                                               Unrealized       Unrealized          Market
                                                 Cost             Gains            Losses            Value
                                             -------------    -------------     -------------     ------------
U.S. Treasury securities & obligations
   of U.S. government corporations
   and agencies ...........................   $ 65,358,213      $ 1,550,649        $   16,198     $ 66,892,664
Obligations of states and political
   subdivisions ...........................     71,909,687          795,387            41,850       72,663,224
Debt securities issued by foreign
   governments ............................      7,062,711               --           115,745        6,946,966
Corporate debt securities .................    340,417,221        6,143,061         1,010,829      345,549,453
Common stock of subsidiary ................      9,398,292        2,674,851                --       12,073,143
Affiliated mutual funds ...................     23,279,949        7,271,237                --       30,551,186
                                             -------------    -------------     -------------     ------------
                                              $517,426,073     $ 18,435,185       $ 1,184,622     $534,676,636
                                             =============    =============     =============     ============

                                                                     December 31, 1996
                                             -----------------------------------------------------------------
                                                                   Gross            Gross           Estimated
                                                                Unrealized       Unrealized          Market
                                                  Cost             Gains           Losses             Value
                                             -------------    -------------     -------------     ------------
U.S. Treasury securities & obligations
   of U.S. government corporations
   and agencies ...........................   $133,436,167       $  761,811        $  435,887     $133,762,091
Obligations of states and political
   subdivisions ...........................     40,444,325          148,692            70,771       40,522,246
Debt securities issued by foreign
   governments ............................      3,491,091               --            65,431        3,425,660
Corporate debt securities .................    313,074,365        2,279,414         1,792,612      313,561,167
Common stock of subsidiary ................      9,398,292               --         1,651,649        7,746,643
Affiliated mutual funds ...................      2,755,672               --                --        2,755,672
                                             -------------    -------------     -------------     ------------
                                              $502,599,912      $ 3,189,917       $ 4,016,350     $501,773,479
                                             =============    =============     =============     ============

     The amortized cost and estimated market value of debt securities at December 31, 1997 and 1996, by contractual maturity, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                                December 31, 1997

                                                                               As of December 31, 1997
                                                                        ------------------------------------
                                                                                                    Estimated
                                                                          Amortized                  Market
                                                                            Cost                      Value
                                                                        -------------             -------------
Due in one year or less ...............................................  $ 59,694,316             $ 59,737,770
Due after one year through five years .................................   234,805,896              236,867,373
Due after five years through ten years ................................   103,002,869              106,604,446
Due after ten years ...................................................    21,552,124               22,383,887
                                                                        -------------            -------------
                                                                          419,055,205              425,593,476
Sinking fund bonds
   (including collateralized mortgage obligations) ....................    65,692,627               66,458,831
                                                                        -------------            -------------
                                                                         $484,747,832             $492,052,307
                                                                        =============            =============

                                                                               As of December 31, 1996
                                                                        ------------------------------------
                                                                                                    Estimated
                                                                          Amortized                  Market
                                                                            Cost                      Value
                                                                        -------------             -------------
Due in one year or less ...............................................  $ 64,861,358             $ 65,045,326
Due after one year through five years .................................   286,602,923              287,118,976
Due after five years through ten years ................................    74,354,923               74,503,267
Due after ten years ...................................................    25,247,736               25,461,329
                                                                        -------------            -------------
                                                                          451,066,940              452,128,898
Sinking fund bonds
   (including collateralized mortgage obligations) ....................    39,379,008               39,142,266
                                                                        -------------            -------------
                                                                         $490,445,948             $491,271,164
                                                                        =============            =============

Note 5 -- Reinsurance Ceded

     The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with affiliated companies and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves related to the reinsurance business and corresponding assets are held by the Company. Accordingly, policy reserves include $76,669,184 and $447,494,766 at December 31, 1997 and 1996, respectively, applicable to policies reinsured under modified coinsurance agreements. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company.

     The effect of these agreements on the components of the Company's gain from operations in the accompanying statements of operations are as follows:


                                                                      For The Year Ended December 31
                                                            --------------------------------------------------
                                                                1997               1996               1995
                                                                ----               ----               ----
Premiums and deposits ....................................  $(43,873,731)     $ (83,250,212)     $ (41,212,253)
Net investment income ....................................            --            (61,779)                --
Commission and expense allowances ........................     7,885,341         14,508,839         10,057,974
Reserve adjustments ......................................    16,268,128         30,636,445        (32,192,749)
Other income .............................................     1,875,163            (25,000)                --
                                                             -----------       ------------       ------------
  Revenues ...............................................   (17,845,099)       (38,191,707)       (63,347,028)

Policyholder benefits ....................................   (10,975,075)       (26,873,945)       (57,577,405)
Increase in aggregate reserves ...........................    22,859,719         (5,658,260)       (11,909,990)
Reinsurance terminations .................................   (27,421,066)       (15,470,015)        11,002,701
General expenses .........................................       (40,452)           (81,667)           (48,640)
                                                             -----------       ------------       ------------
  Deductions .............................................   (15,576,874)       (48,083,887)       (58,533,334)
                                                             -----------       ------------       ------------

Net income (loss) from reinsurance ceded .................  $ (2,268,225)      $  9,892,180       $ (4,813,694)
                                                             ===========       ============       ============


--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                                December 31, 1997

Note 6 -- Reinsurance Assumed

     The Company has entered into various coinsurance agreements with non-affiliated and affiliated companies. The Company assumes certain life and disability income policies.

     The effect of these agreements on the components of the Company's gain from operations in the accompanying statements of operations are as follows:


                                                                       For The Year Ended December 31
                                                             -------------------------------------------------
                                                                1997               1996               1995
                                                                ----               ----               ----
Premiums and deposits .....................................  $  (389,221)       $41,133,358        $ 7,153,623
Net investment income .....................................       45,288             94,657             62,847
Other income ..............................................      (62,752)           375,404             32,528
                                                              ----------         ----------         ----------
  Revenues ................................................     (406,685)        41,603,419          7,248,998

Policyholder benefits .....................................    3,967,619          8,076,053          5,086,702
Increase in aggregate reserves ............................  (31,677,857)        31,556,908           (357,463)
Reinsurance expenses ......................................   27,603,602           (452,476)         1,451,058
Other expenses ............................................    1,885,300            551,319             54,043
                                                              ----------         ----------         ----------
  Deductions ..............................................    1,778,664         39,731,804          6,234,340
                                                              ----------         ----------         ----------

Net income (loss)from reinsurance assumed .................  $(2,185,349)       $ 1,871,615        $ 1,014,658
                                                              ==========         ==========         ==========


     The Company terminated, during 1997, an assumption agreement with an unaffiliated company. Under this agreement, included in the consolidated statements of income are $(2.3) million, $20.2 million and $7.2 million of premiums at December 31, 1997, 1996 and 1995, respectively.

Note 7 -- Related Party Transactions

     Registered representatives of the Guardian Investor Services Corporation produce a major portion of the Company's business. During 1997, 1996 and 1995, premium and annuity considerations produced by GISC amounted to $564,519,265, $528,353,595 and $400,148,692, respectively. The related commissions paid to GISC amounted to $1,979,926, $1,851,468 and $1,409,708 for 1997, 1996 and 1995,
respectively.

     The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company's business and for the Company's use of The Guardian's centralized services and agency force. The amounts charged for these services amounted to $60,009,449 in 1997, $41,129,644 in 1996 and $24,989,111 in 1995, and, in the
opinion of management, were considered appropriate for the services rendered.

     The company had an investment in the Guardian Real Estate Account (GREA), which was established in 1987 under Delaware insurance law as an insurance company separate account. GIAC had contributed capital to GREA since it was established to provide for funds and to preserve liquidity. Effective December 19, 1997, GREA was liquidated and, as a result, $6,746,290 was returned to GIAC in the form of capital and there was a realized gain recorded of $969,045 included in the net gain from operations of separate accounts.

     A significant portion of the Company's separate account assets is invested in affiliated mutual funds. These funds consist of The Guardian Park Avenue Fund, The Guardian Stock Fund, The Guardian Small Cap Stock Fund, The Guardian Bond Fund, The Baillie Gifford International Fund, The Baillie Gifford Emerging Markets Fund, The Guardian Baillie Gifford International Fund, The Guardian Asset Allocation Fund, The Guardian Investment Quality Bond Fund, The Guardian Cash Management Fund and The Guardian Cash Fund. Each of these funds has an investment advisory agreement with GISC, except for The Baillie Gifford International Fund, The Baillie Gifford Emerging Markets Fund and The Guardian Baillie Gifford International Fund. The investments as of December 31, 1997 and 1996 are as follows:

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                                December 31, 1997


                                                     1997              1996
                                                     ----              ----
The Guardian Park Avenue Fund ................. $  371,662,107    $  251,812,050
The Guardian Stock Fund .......................  3,222,051,866     2,226,887,181
The Guardian Small Cap Stock Fund .............     60,104,422                --
The Guardian Bond Fund ........................    355,417,535       354,316,320
The Baillie Gifford International Fund ........    442,651,457       400,894,824
The Baillie Gifford Emerging Markets Fund .....     65,038,546        45,571,916
TheGuardian Baillie Gifford International Fund       3,378,730            19,720
The Guardian Asset Allocation Fund ............     14,910,420            46,623
The Guardian Investment Quality Bond Fund .....      1,546,854             9,385
The Guardian Cash Management Fund .............     22,250,501         3,113,523
The Guardian Cash Fund ........................    368,122,449       378,321,710
                                                 -------------     -------------
                                                $4,927,134,887   $3,660,993,252
                                                 =============     =============


     The Company, in agreement with Baillie Gifford Overseas Ltd., has a joint venture company - Guardian Baillie Gifford Ltd. (GBG) - that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment advisor for the Baillie Gifford International Fund (BGIF), the Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Baillie Gifford International Fund (GBGIF) and The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF). The Funds, except for The Guardian Baillie Gifford Emerging Markets Fund, are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies.

     The Company maintains an investment in an affiliated money market mutual fund, The Guardian Cash Management Fund. At December 31, 1997 and 1996 this amounted to $2,888,149 and $2,755,672, respectively. The Company also made an investment in an affiliated small cap stock mutual fund during 1997, The Guardian Small Cap Stock Fund. At December 31, 1997 this investment amounted to $27,663,037.

Note 8 -- Separate Accounts

     The following represents a reconciliation of net transfers from GIAC to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

                                                                      For the Year Ended December 31
                                                          ----------------------------------------------------
                                                                1997               1996               1995
                                                          ----------------------------------------------------
Transfers to separate accounts .........................  $1,054,380,697       $767,741,428       $582,715,569
Transfers from separate accounts .......................    (782,891,638)      (518,683,141)      (398,531,802)
                                                           -------------       ------------       ------------
  Net transfers to separate accounts ...................     271,489,059        249,058,287        184,183,767
                                                           -------------       ------------       ------------
Reconciling Adjustments:
Mortality & expense guarantees -- variable annuity .....      70,027,514         53,219,656         41,474,872
Mortality & expense guarantees -- variable life ........       2,021,656          1,687,711          1,571,955
Administrative fees -- variable annuity ................       4,095,230          3,867,120          3,513,459
Cost of insurance -- variable life .....................      11,205,120          4,844,028          4,232,564
                                                           -------------       ------------       ------------
  Total adjustments ....................................      87,349,520         63,618,515         50,792,850
                                                           -------------       ------------       ------------
Transfers as reported in the Statement of
  Operations of GIAC ...................................  $  358,838,579       $312,676,802       $234,976,617
                                                           =============       ============       ============

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                                December 31, 1997

Note 9 -- Annuity Actuarial Reserves and Deposit Liabilities

     The following describes withdrawal characteristics of annuity actuarial reserves and deposit liabilities:


                                                 For the Year Ending 1997           For the Year Ending 1996
                                               -----------------------------       ---------------------------
                                                  Amount             %                Amount            %
                                               ------------    -------------       ------------   ------------
Subject to discretionary withdrawal
   with market value adjustment .............  $ 46,276,766        10.19%          $ 44,480,214       10.22%
                                               ------------       ------           ------------      ------
   Total with adjustment or at
  market value ..............................    46,276,766        10.19             44,480,214       10.22
   at book value without adjustment
  (minimal or no charge or
adjustment) .................................   313,725,462        69.05            302,433,090       69.45
Not subject to discretionary
  withdrawal ................................    94,338,339        20.76             88,546,538       20.33
                                               ------------       ------           ------------      ------
Total (gross) ...............................   454,340,567       100.00            435,459,842      100.00
Reinsurance ceded ...........................            --           --                  4,879          --
                                               ------------       ------           ------------      ------
Total .......................................  $454,340,567       100.00%          $435,454,963      100.00%
                                               ============       ======           ============      ======


     This does not include $6,647,606,347 and $5,098,658,097 of non-guaranteed annuity reserves held in separate accounts, and $3,572,284 and $2,927,130 at December 31, 1997 and 1996, respectively, in annuity reserves being held as a loan collateral fund for loans on certain annuity contracts.

Note 10 - Statutory Financial Information

     The following reconciles the statutory net income of the Company as reported to the regulatory authorities to consolidated GAAP net income:


                                                                       For the Year Ended December 31
                                                             -------------------------------------------------
                                                                1997               1996               1995
                                                                ----               ----               ----
Statutory net income ....................................    $28,037,239        $19,695,432        $ 4,956,175
Adjustments to restate to the basis of GAAP:
   Net income of subsidiaries ...........................      4,326,500            142,201            298,534
   Change in deferred policy acquisition costs ..........     41,883,919         42,525,493         31,247,939
   Deferred premiums ....................................     (5,542,795)         3,238,115         (1,643,253)
   Re-estimation of future policy benefits ..............     (3,353,249)        26,953,558            297,442
   Reinsurance ..........................................     12,372,471        (36,353,822)        15,465,956
   Deferred federal income tax expense ..................    (16,212,244)       (13,074,280)       (15,681,250)
   Elimination of interest maintenance reserve ..........       (111,783)          (333,219)          (257,381)
   Other, net ...........................................        201,840         (2,444,872)         2,598,780
                                                             -----------        -----------        -----------
Consolidated GAAP net income ............................    $61,601,898        $40,348,606        $37,282,942
                                                             ===========        ===========        ===========


--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                                December 31, 1997

     The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder's equity:


                                                                                December 31,
                                                            --------------------------------------------------
                                                                1997               1996               1995
                                                                ----               ----               ----
Statutory capital and surplus ............................  $182,704,232       $153,780,908       $141,877,927
Add (deduct) cumulative effect of adjustments:
   Deferred policy acquisition costs .....................   267,369,685        221,475,216        178,010,226
   Elimination of asset valuation reserve ................    26,305,528         15,121,269          9,341,353
   Re-estimation of future policy benefits ...............    41,283,947         31,167,840          4,214,282
   Establishment of deferred federal income tax ..........   (84,703,745)       (65,164,526)       (53,962,281)
   Unrealized gains on investments .......................     7,852,564          2,313,203         10,655,552
   Other liabilities .....................................   (33,486,652)       (32,389,767)         1,811,239
   Deferred premiums .....................................    (7,024,891)        (1,482,096)        (4,720,211)
   Other, net ............................................    (3,468,519)        (2,215,098)        (1,276,761)
                                                             -----------        -----------        -----------
     Consolidated GAAP stockholder's equity ..............  $396,832,149       $322,606,949       $285,951,326
                                                             ===========        ===========        ===========


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS


February 10, 1998


To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.

      We have audited the accompanying statutory basis balance sheets of The Guardian Insurance & Annuity Company, Inc. as of December 31, 1997 and 1996, and the related statutory basis statements of operations, of changes in common stock and surplus and of cash flows for the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As described in Note 2, these financial statements were prepared in conformity with accounting practices prescribed or permitted by insurance regulatory authorities (statutory basis of accounting), which is a comprehensive basis of accounting other than generally accepted accounting principles. Accordingly, the financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the financial statements of the variances between such practices and generally accepted accounting principles are material and are described in Note 2.

      In our report dated February 9, 1996, we expressed an opinion that the 1995 financial statements, prepared using accounting practices prescribed or permitted by insurance regulatory authorities, were presented fairly, in all material respects, in conformity with generally accepted accounting principles. As described in Note 2 to these financial statements, pursuant to pronouncements of the Financial Accounting Standards Board, financial statements of mutual life insurance companies and their wholly owned stock insurance company subsidiaries are no longer considered presentations in conformity with generally accepted accounting principles. Accordingly, our present opinion on the presentation of the 1995 financial statements, as presented herein, is different from that expressed in our report dated February 9, 1996.

      In our opinion, the financial statements referred to above (1) do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Guardian Insurance & Annuity Company, Inc. at December 31, 1997 and 1996, or the results of its operations or its cash flows for the three years in the period ended December 31, 1997, because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles, and (2) present fairly, in all material respects, its financial position and the results of its operations and its cash flows, in conformity with accounting practices prescribed or permitted by insurance regulatory authorities.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
New York, New York



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   APPENDIX A

             ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
            NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

The following tables illustrate how the Policies operate. Specifically, they show how the death benefit, Net Cash Surrender Value and Policy Account Value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on policies with Face Amounts of $250,000 for a male insured Age 40. The insured is assumed to be in the preferred plus classification for the first 8 illustrations and the preferred classification for the next 8 illustrations. Values are first given based on current charges and then based on the policy's higher guaranteed charges. Each illustration is given first for a policy with an Option 1 death benefit and then for a policy with an Option 2 death benefit. In addition, the first 8 illustrations will show values based on the Cash Value Test and the next 8 illustrations will show values based on the Guideline Premium Test. These illustrations may assist in the comparison of death benefits, Net Cash Surrender Values and Policy Account Values for Park Avenue VUL policies with those under other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue VUL policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations.

Death benefits, Net Cash Surrender Values and Policy Account Values will be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6% or 12%, but vary above and below the average over the period; and
(2) premiums are paid at other than annual intervals. Benefits and values will also be affected by the policyowner's allocation of the Unloaned Policy Account Value among the Variable Investment Options and the Fixed-Rate Option. If the actual gross rate of return for all options averages 0%, 6% or 12%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy's performance. Policy loans and other policy transactions, such as partial withdrawals, will also affect results, as will the insured's sex, smoker status and underwriting class.


Death benefits, Net Cash Surrender Values and Policy Account Values shown in the tables reflect the fact that: (1) deductions have been made from premiums for Premium Charges; and (2) Monthly Deductions are deducted from the Policy Account Value on each Monthly Date. The Net Cash Surrender Values shown in the tables reflect the fact that a surrender charge is deducted upon surrender, Face Amount reduction or lapse during the first 15 policy years. The death benefits, Net Cash Surrender Values and Policy Account Values also reflect a daily charge assessed against the Separate Account for mortality and expense risks equivalent to an annual charge of .90% of the average daily value of the assets in the Separate Account attributable to the policies for the first 20 policy years and
 .60% thereafter. See "Deductions and Charges." The amounts shown in the illustrations also reflect an average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.83% of the average daily net assets of such funds. The average is based upon actual expenses incurred during 1997 for all funds. Operating expenses for the MFS Emerging Growth Series and Total Return Series for 1997 were capped at 0.25% of the average daily net assets of the series and operating expenses for the MFS Bond Series were capped at 0.40% of the average daily net assets of the series pursuant to the agreement with the adviser.

Operating expenses for the Fidelity Growth Opportunities and Equity-Income Portfolios reflect the effects of expense reduction arrangements with third parties which occured during the year ended December 31, 1997.

The results for the Fidelity Index 500 Portfolio reflect the effects of expense reimbursement of certain fund expenses which occured during the year ended December 31, 1997.


In the absence of these arrangements, operating expenses of the affected funds, and the average investment advisory fees and expenses used in the following illustrations would have been higher.


Taking account of the charges for mortality and expense risks in the Separate Account and the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at -1.72%, 4.22% and 10.17%, respectively, based on a mortality and expense risks charge of .90% for the first 20 policy years and -1.43%, 4.54% and 10.50%, respectively, based on a mortality and expense risks charge of .60% thereafter. See "Net Investment Factor."


The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See "GIAC's Taxes."

The third column of each table shows the amount which would accumulate if an amount equal to the Target Premium was invested to earn interest, after taxes, of 5% per year, compounded annually. There can be no assurance that a prospective policyowner would be able to earn this return.

GIAC will furnish upon request an illustration reflecting the proposed insured's Age, sex, underwriting class and the Face Amount requested, but a premium-based illustration must reflect GIAC's current minimum Face Amount requirement for Park Avenue VUL -- which is $100,000.

These illustrations will refer to "net outlay" as the cash flow into or out of the policy. It is equal to the sum of all premiums and accrued loan interest paid in cash and reduced by the proceeds of any policy loan or partial withdrawal received in cash. For purposes of these illustrations "net outlay" will be equal to Target Premium.


From time to time, advertisements or sales literature for Park Avenue VUL may quote historical performance data of one


--------------------------------------------------------------------------------
or more of the underlying funds, and may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the policy's investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.


GIAC began to offer Park Avenue VUL on February 2, 1998. As such the policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates (See "Investment Performance of the Funds"). The results for any period prior to the policies' being offered would be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the policies. Thus the illustrations will reflect deductions for each fund's expenses, as well as the Separate Account's charge for mortality and expense risks, and the charges deducted from premiums, Monthly Deductions and any transaction deductions associated with the policy in question.

--------------------------------------------------------------------------------

               Male Issue Age 40, Preferred Plus Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1

                           Target Premium = $2,517.50


        These values reflect CURRENT cost of insurance and other charges using the Cash Value Accumulation Test as defined under
                   Section 7702 of the Internal Revenue Code.

                                              Assuming Current            Assuming Current             Assuming Current
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      2,518     2,643      1,326         0    250,000   1,433         0    250,000    1,540         0    250,000
   2        41      2,518     5,419      3,251         0    250,000   3,568         0    250,000    3,899         0    250,000
   3        42      2,518     8,333      5,123     1,156    250,000   5,774     1,806    250,000    6,477     2,509    250,000
   4        43      2,518    11,393      6,936     3,274    250,000   8,045     4,383    250,000    9,290     5,627    250,000
   5        44      2,518    14,606      8,685     5,327    250,000  10,379     7,021    250,000   12,355     8,997    250,000
   6        45      2,518    17,980     10,370     7,317    250,000  12,778     9,725    250,000   15,699    12,647    250,000
   7        46      2,518    21,522     11,990     9,243    250,000  15,244    12,496    250,000   19,351    16,603    250,000
   8        47      2,518    25,242     13,543    11,101    250,000  17,774    15,332    250,000   23,336    20,893    250,000
   9        48      2,518    29,147     15,027    12,892    250,000  20,371    18,236    250,000   27,689    25,554    250,000
  10        49      2,518    33,248     16,442    14,612    250,000  23,037    21,207    250,000   32,448    30,618    250,000
  15        54      2,518    57,040     22,743    22,438    250,000  37,811    37,506    250,000   64,407    64,102    250,000
  20        59      2,518    87,406     27,153    27,153    250,000  54,773    54,773    250,000  115,775   115,775    250,000
  25        64      2,518   126,161     28,808    28,808    250,000  74,421    74,421    250,000  200,847   200,847    341,838
  30        69      2,518   175,623     25,447    25,447    250,000  95,662    95,662    250,000  335,176   335,176    507,297

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

               Male Issue Age 40, Preferred Plus Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1

                           Target Premium = $2,517.50

      These values reflect GUARANTEED cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.


                                            Assuming Guaranteed          Assuming Guaranteed            Assuming Guaranteed
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      2,518     2,643      1,326         0    250,000   1,433         0    250,000    1,540         0    250,000
   2        41      2,518     5,419      2,894         0    250,000   3,200         0    250,000    3,519         0    250,000
   3        42      2,518     8,333      4,395       428    250,000   5,001     1,033    250,000    5,659     1,691    250,000
   4        43      2,518    11,393      5,824     2,161    250,000   6,831     3,169    250,000    7,969     4,306    250,000
   5        44      2,518    14,606      7,181     3,824    250,000   8,692     5,335    250,000   10,468     7,110    250,000
   6        45      2,518    17,980      8,460     5,407    250,000  10,577     7,524    250,000   13,167    10,114    250,000
   7        46      2,518    21,522      9,657     6,909    250,000  12,482     9,735    250,000   16,084    13,336    250,000
   8        47      2,518    25,242     10,769     8,326    250,000  14,405    11,963    250,000   19,239    16,796    250,000
   9        48      2,518    29,147     11,793     9,658    250,000  16,344    14,209    250,000   22,653    20,518    250,000
  10        49      2,518    33,248     12,721    10,891    250,000  18,289    16,459    250,000   26,348    24,518    250,000
  15        54      2,518    57,040     15,913    15,608    250,000  28,157    27,852    250,000   50,343    50,038    250,000
  20        59      2,518    87,406     15,053    15,053    250,000  36,558    36,558    250,000   86,563    86,563    250,000
  25        64      2,518   126,161      7,367     7,367    250,000  40,940    40,940    250,000  145,163   145,163    250,000
  30        69      2,518   175,623          0         0          0  34,187    34,187    250,000  236,567   236,567    358,049


IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

               Male Issue Age 40, Preferred Plus Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2

                           Target Premium = $2,517.50

        These values reflect CURRENT cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.

                                              Assuming Current            Assuming Current             Assuming Current
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      2,518     2,643      1,325         0    251,325   1,431         0    251,431    1,538         0    251,538
   2        41      2,518     5,419      3,246         0    253,246   3,563         0    253,563    3,893         0    253,893
   3        42      2,518     8,333      5,113     1,145    255,113   5,761     1,794    255,761    6,463     2,495    256,463
   4        43      2,518    11,393      6,917     3,255    256,917   8,022     4,360    258,022    9,263     5,600    259,263
   5        44      2,518    14,606      8,654     5,296    258,654  10,340     6,983    260,340   12,308     8,950    262,308
   6        45      2,518    17,980     10,323     7,271    260,323  12,718     9,666    262,718   15,624    12,571    265,624
   7        46      2,518    21,522     11,924     9,177    261,924  15,156    12,408    265,156   19,234    16,487    269,234
   8        47      2,518    25,242     13,453    11,010    263,453  17,649    15,207    267,649   23,164    20,722    273,164
   9        48      2,518    29,147     14,907    12,772    264,907  20,199    18,064    270,199   27,442    25,307    277,442
  10        49      2,518    33,248     16,286    14,456    266,286  22,804    20,974    272,804   32,103    30,273    282,103
  15        54      2,518    57,040     22,301    21,996    272,301  37,011    36,706    287,011   62,951    62,646    312,951
  20        59      2,518    87,406     26,173    26,173    276,173  52,605    52,605    302,605  110,875   110,875    360,875
  25        64      2,518   126,161     26,861    26,861    276,861  69,065    69,065    319,065  187,156   187,156    437,156
  30        69      2,518   175,623     21,992    21,992    271,992  83,304    83,304    333,304  305,643   305,643    555,643

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

               Male Issue Age 40, Preferred Plus Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2

                           Target Premium = $2,517.50

       These values reflect GUARANTEED cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.


                                            Assuming Guaranteed          Assuming Guaranteed            Assuming Guaranteed
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      2,518     2,643      1,325         0    251,325   1,431         0    251,431    1,538         0    251,538
   2        41      2,518     5,419      2,885         0    252,885   3,189         0    253,189    3,508         0    253,508
   3        42      2,518     8,333      4,373       406    254,373   4,976     1,008    254,976    5,630     1,662    255,630
   4        43      2,518    11,393      5,784     2,122    255,784   6,784     3,121    256,784    7,913     4,250    257,913
   5        44      2,518    14,606      7,119     3,761    257,119   8,615     5,258    258,615   10,373     7,015    260,373
   6        45      2,518    17,980      8,369     5,317    258,369  10,460     7,407    260,460   13,017     9,965    263,017
   7        46      2,518    21,522      9,531     6,784    259,531  12,314     9,566    262,314   15,860    13,112    265,860
   8        47      2,518    25,242     10,602     8,159    260,602  14,172    11,730    264,172   18,915    16,472    268,915
   9        48      2,518    29,147     11,577     9,442    261,577  16,030    13,895    266,030   22,200    20,065    272,200
  10        49      2,518    33,248     12,449    10,619    262,449  17,877    16,047    267,877   25,726    23,896    275,726
  15        54      2,518    57,040     15,210    14,905    265,210  26,844    26,539    276,844   47,887    47,582    297,887
  20        59      2,518    87,406     13,622    13,622    263,622  33,152    33,152    283,152   78,453    78,453    328,453
  25        64      2,518   126,161      5,055     5,055    255,055  33,159    33,159    283,159  120,421   120,421    370,421
  30        69      2,518   175,623          0         0          0  18,666    18,666    268,666  172,951   172,951    422,951


IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                 Male Issue Age 40, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1

                           Target Premium = $3,060.00


        These values reflect CURRENT cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.

                                              Assuming Current            Assuming Current             Assuming Current
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      3,060     3,213      1,730         0    250,000   1,864         0    250,000    1,998         0    250,000
   2        41      3,060     6,587      4,042         0    250,000   4,438         0    250,000    4,850         0    250,000
   3        42      3,060    10,129      6,282     1,464    250,000   7,087     2,270    250,000    7,959     3,141    250,000
   4        43      3,060    13,848      8,447     4,002    250,000   9,813     5,368    250,000   11,348     6,903    250,000
   5        44      3,060    17,754     10,532     6,457    250,000  12,611     8,536    250,000   15,039    10,964    250,000
   6        45      3,060    21,855     12,525     8,820    250,000  15,471    11,766    250,000   19,052    15,347    250,000
   7        46      3,060    26,160     14,433    11,098    250,000  18,403    15,068    250,000   23,424    20,089    250,000
   8        47      3,060    30,681     16,254    13,289    250,000  21,407    18,442    250,000   28,195    25,230    250,000
   9        48      3,060    35,428     17,987    15,395    250,000  24,484    21,891    250,000   33,402    30,810    250,000
  10        49      3,060    40,413     19,619    17,397    250,000  27,624    25,401    250,000   39,081    36,859    250,000
  15        54      3,060    69,332     26,670    26,300    250,000  44,858    44,488    250,000   77,147    76,777    250,000
  20        59      3,060   106,241     30,818    30,818    250,000  64,075    64,075    250,000  138,239   138,239    268,602
  25        64      3,060   153,347     30,431    30,431    250,000  85,425    85,425    250,000  236,496   236,496    402,512
  30        69      3,060   213,468     22,009    22,009    250,000 107,323   107,323    250,000  387,434   387,434    586,390

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                 Male Issue Age 40, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1

                           Target Premium = $3,060.00

      These values reflect GUARANTEED cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.


                                            Assuming Guaranteed          Assuming Guaranteed            Assuming Guaranteed
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      3,060     3,213      1,730         0    250,000   1,864         0    250,000    1,998         0    250,000
   2        41      3,060     6,587      3,781         0    250,000   4,168         0    250,000    4,573         0    250,000
   3        42      3,060    10,129      5,758       941    250,000   6,532     1,714    250,000    7,371     2,553    250,000
   4        43      3,060    13,848      7,656     3,211    250,000   8,950     4,505    250,000   10,409     5,964    250,000
   5        44      3,060    17,754      9,477     5,402    250,000  11,426     7,351    250,000   13,713     9,638    250,000
   6        45      3,060    21,855     11,213     7,508    250,000  13,955    10,250    250,000   17,302    13,597    250,000
   7        46      3,060    26,160     12,862     9,527    250,000  16,535    13,200    250,000   21,205    17,870    250,000
   8        47      3,060    30,681     14,421    11,456    250,000  19,165    16,200    250,000   25,452    22,487    250,000
   9        48      3,060    35,428     15,887    13,294    250,000  21,845    19,252    250,000   30,076    27,484    250,000
  10        49      3,060    40,413     17,253    15,031    250,000  24,569    22,346    250,000   35,113    32,890    250,000
  15        54      3,060    69,332     22,659    22,289    250,000  39,060    38,690    250,000   68,507    68,137    250,000
  20        59      3,060   106,241     24,090    24,090    250,000  53,670    53,670    250,000  121,117   121,117    250,000
  25        64      3,060   153,347     19,084    19,084    250,000  67,182    67,182    250,000  206,089   206,089    350,760
  30        69      3,060   213,468      1,614     1,614    250,000  74,763    74,763    250,000  332,846   332,846    503,770


IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                 Male Issue Age 40, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2

                           Target Premium = $3,060.00

        These values reflect CURRENT cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.

                                              Assuming Current            Assuming Current             Assuming Current
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      3,060     3,213      1,727         0    251,727   1,861         0    251,861    1,995         0    251,995
   2        41      3,060     6,587      4,034         0    254,034   4,428         0    254,428    4,840         0    254,840
   3        42      3,060    10,129      6,263     1,446    256,263   7,066     2,249    257,066    7,935     3,117    257,935
   4        43      3,060    13,848      8,414     3,969    258,414   9,773     5,328    259,773   11,301     6,856    261,301
   5        44      3,060    17,754     10,479     6,404    260,479  12,545     8,470    262,545   14,959    10,884    264,959
   6        45      3,060    21,855     12,446     8,741    262,446  15,369    11,664    265,369   18,922    15,217    268,922
   7        46      3,060    26,160     14,319    10,984    264,319  18,251    14,916    268,251   23,224    19,889    273,224
   8        47      3,060    30,681     16,099    13,134    266,099  21,192    18,227    271,192   27,899    24,934    277,899
   9        48      3,060    35,428     17,781    15,188    267,781  24,187    21,595    274,187   32,978    30,385    282,978
  10        49      3,060    40,413     19,352    17,129    269,352  27,224    25,001    277,224   38,485    36,263    288,485
  15        54      3,060    69,332     25,907    25,537    275,907  43,470    43,100    293,470   74,607    74,237    324,607
  20        59      3,060   106,241     29,101    29,101    279,101  60,234    60,234    310,234  129,568   129,568    379,568
  25        64      3,060   153,347     27,030    27,030    277,030  75,777    75,777    325,777  214,874   214,874    464,874
  30        69      3,060   213,468     16,280    16,280    266,280  85,056    85,056    335,056  343,859   343,859    593,859

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                 Male Issue Age 40, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2

                           Target Premium = $3,060.00

      These values reflect GUARANTEED cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.


                                            Assuming Guaranteed          Assuming Guaranteed            Assuming Guaranteed
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      3,060     3,213      1,727         0    251,727   1,861         0    251,861    1,995         0    251,995
   2        41      3,060     6,587      3,768         0    253,768   4,154         0    254,154    4,557         0    254,557
   3        42      3,060    10,129      5,729       912    255,729   6,499     1,681    256,499    7,333     2,516    257,333
   4        43      3,060    13,848      7,605     3,160    257,605   8,889     4,444    258,889   10,336     5,891    260,336
   5        44      3,060    17,754      9,396     5,321    259,396  11,326     7,251    261,326   13,590     9,515    263,590
   6        45      3,060    21,855     11,095     7,390    261,095  13,803    10,098    263,803   17,108    13,403    267,108
   7        46      3,060    26,160     12,698     9,363    262,698  16,316    12,981    266,316   20,914    17,579    270,914
   8        47      3,060    30,681     14,202    11,237    264,202  18,860    15,895    268,860   25,030    22,065    275,030
   9        48      3,060    35,428     15,603    13,010    265,603  21,433    18,841    271,433   29,483    26,891    279,483
  10        49      3,060    40,413     16,894    14,671    266,894  24,026    21,804    274,026   34,298    32,075    284,298
  15        54      3,060    69,332     21,706    21,336    271,706  37,299    36,929    287,299   65,242    64,872    315,242
  20        59      3,060   106,241     22,051    22,051    272,051  48,964    48,964    298,964  110,138   110,138    360,138
  25        64      3,060   153,347     15,398    15,398    265,398  55,888    55,888    305,888  176,191   176,191    426,191
  30        69      3,060   213,468          0         0          0  50,037    50,037    300,037  268,432   268,432    518,432


IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

               Male Issue Age 40, Preferred Plus Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1

                           Target Premium = $2,517.50

        These values reflect CURRENT cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.

                                              Assuming Current            Assuming Current             Assuming Current
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      2,518     2,643      1,326         0    250,000   1,433         0    250,000    1,540         0    250,000
   2        41      2,518     5,419      3,251         0    250,000   3,568         0    250,000    3,899         0    250,000
   3        42      2,518     8,333      5,123     1,156    250,000   5,774     1,806    250,000    6,477     2,509    250,000
   4        43      2,518    11,393      6,936     3,274    250,000   8,045     4,383    250,000    9,290     5,627    250,000
   5        44      2,518    14,606      8,685     5,327    250,000  10,379     7,021    250,000   12,355     8,997    250,000
   6        45      2,518    17,980     10,370     7,317    250,000  12,778     9,725    250,000   15,699    12,647    250,000
   7        46      2,518    21,522     11,990     9,243    250,000  15,244    12,496    250,000   19,351    16,603    250,000
   8        47      2,518    25,242     13,543    11,101    250,000  17,774    15,332    250,000   23,336    20,893    250,000
   9        48      2,518    29,147     15,027    12,892    250,000  20,371    18,236    250,000    27689    25,554    250,000
  10        49      2,518    33,248     16,442    14,612    250,000  23,037    21,207    250,000   32,448    30,618    250,000
  15        54      2,518    57,040     22,743    22,438    250,000  37,811    37,506    250,000   64,407    64,102    250,000
  20        59      2,518    87,406     27,153    27,153    250,000  54,773    54,773    250,000  115,775   115,775    250,000
  25        64      2,518   126,161     28,808    28,808    250,000  74,421    74,421    250,000  202,417   202,417    250,000
  30        69      2,518   175,623     25,447    25,447    250,000  95,662    95,662    250,000  345,988   345,988    401,346

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

               Male Issue Age 40, Preferred Plus Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1

                           Target Premium = $2,517.50

      These values reflect GUARANTEED cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.


                                            Assuming Guaranteed          Assuming Guaranteed            Assuming Guaranteed
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      2,518     2,643      1,326         0    250,000   1,433         0    250,000    1,540         0    250,000
   2        41      2,518     5,419      2,894         0    250,000   3,200         0    250,000    3,519         0    250,000
   3        42      2,518     8,333      4,395       428    250,000   5,001     1,033    250,000    5,659     1,691    250,000
   4        43      2,518    11,393      5,824     2,161    250,000   6,831     3,169    250,000    7,969     4,306    250,000
   5        44      2,518    14,606      7,181     3,824    250,000   8,692     5,335    250,000   10,468     7,110    250,000
   6        45      2,518    17,980      8,460     5,407    250,000  10,577     7,524    250,000   13,167    10,114    250,000
   7        46      2,518    21,522      9,657     6,909    250,000  12,482     9,735    250,000   16,084    13,336    250,000
   8        47      2,518    25,242     10,769     8,326    250,000  14,405    11,963    250,000   19,239    16,796    250,000
   9        48      2,518    29,147     11,793     9,658    250,000  16,344    14,209    250,000   22,653    20,518    250,000
  10        49      2,518    33,248     12,721    10,891    250,000  18,289    16,459    250,000   26,348    24,518    250,000
  15        54      2,518    57,040     15,913    15,608    250,000  28,157    27,852    250,000   50,343    50,038    250,000
  20        59      2,518    87,406     15,053    15,053    250,000  36,558    36,558    250,000   86,563    86,563    250,000
  25        64      2,518   126,161      7,367     7,367    250,000  40,940    40,940    250,000  145,163   145,163    250,000
  30        69      2,518   175,623          0         0          0  34,187    34,187    250,000  244,742   244,742    283,900


IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

               Male Issue Age 40, Preferred Plus Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2

                           Target Premium = $2,517.50

        These values reflect CURRENT cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.

                                              Assuming Current            Assuming Current             Assuming Current
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      2,518     2,643      1,325         0    251,325   1,431         0    251,431    1,538         0    251,538
   2        41      2,518     5,419      3,246         0    253,246   3,563         0    253,563    3,893         0    253,893
   3        42      2,518     8,333      5,113     1,145    255,113   5,761     1,794    255,761    6,463     2,495    256,463
   4        43      2,518    11,393      6,917     3,255    256,917   8,022     4,360    258,022    9,263     5,600    259,263
   5        44      2,518    14,606      8,654     5,296    258,654  10,340     6,983    260,340   12,308     8,950    262,308
   6        45      2,518    17,980     10,323     7,271    260,323  12,718     9,666    262,718   15,624    12,571    265,624
   7        46      2,518    21,522     11,924     9,177    261,924  15,156    12,408    265,156   19,234    16,487    269,234
   8        47      2,518    25,242     13,453    11,010    263,453  17,649    15,207    267,649   23,164    20,722    273,164
   9        48      2,518    29,147     14,907    12,772    264,907  20,199    18,064    270,199   27,442    25,307    277,442
  10        49      2,518    33,248     16,286    14,456    266,286  22,804    20,974    272,804   32,103    30,273    282,103
  15        54      2,518    57,040     22,301    21,996    272,301  37,011    36,706    287,011   62,951    62,646    312,951
  20        59      2,518    87,406     26,173    26,173    276,173  52,605    52,605    302,605  110,875   110,875    360,875
  25        64      2,518   126,161     26,861    26,861    276,861  69,065    69,065    319,065  187,156   187,156    437,156
  30        69      2,518   175,623     21,992    21,992    271,992  83,304    83,304    333,304  305,643   305,643    555,643

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

               Male Issue Age 40, Preferred Plus Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2

                           Target Premium = $2,517.50

      These values reflect GUARANTEED cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.


                                            Assuming Guaranteed          Assuming Guaranteed            Assuming Guaranteed
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      2,518     2,643      1,325         0    251,325   1,431         0    251,431    1,538         0    251,538
   2        41      2,518     5,419      2,885         0    252,885   3,189         0    253,189    3,508         0    253,508
   3        42      2,518     8,333      4,373       406    254,373   4,976     1,008    254,976    5,630     1,662    255,630
   4        43      2,518    11,393      5,784     2,122    255,784   6,784     3,121    256,784    7,913     4,250    257,913
   5        44      2,518    14,606      7,119     3,761    257,119   8,615     5,258    258,615   10,373     7,015    260,373
   6        45      2,518    17,980      8,369     5,317    258,369  10,460     7,407    260,460   13,017     9,965    263,017
   7        46      2,518    21,522      9,531     6,784    259,531  12,314     9,566    262,314   15,860    13,112    265,860
   8        47      2,518    25,242     10,602     8,159    260,602  14,172    11,730    264,172   18,915    16,472    268,915
   9        48      2,518    29,147     11,577     9,442    261,577  16,030    13,895    266,030   22,200    20,065    272,200
  10        49      2,518    33,248     12,449    10,619    262,449  17,877    16,047    267,877   25,726    23,896    275,726
  15        54      2,518    57,040     15,210    14,905    265,210  26,844    26,539    276,844   47,887    47,582    297,887
  20        59      2,518    87,406     13,622    13,622    263,622  33,152    33,152    283,152   78,453    78,453    328,453
  25        64      2,518   126,161      5,055     5,055    255,055  33,159    33,159    283,159  120,421   120,421    370,421
  30        69      2,518   175,623          0         0          0  18,666    18,666    268,666  172,951   172,951    422,951


IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                 Male Issue Age 40, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1

                           Target Premium = $3,060.00

        These values reflect CURRENT cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.

                                              Assuming Current            Assuming Current             Assuming Current
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      3,060     3,213      1,730         0    250,000   1,864         0    250,000    1,998         0    250,000
   2        41      3,060     6,587      4,042         0    250,000   4,438         0    250,000    4,850         0    250,000
   3        42      3,060    10,129      6,282     1,464    250,000   7,087     2,270    250,000    7,959     3,141    250,000
   4        43      3,060    13,848      8,447     4,002    250,000   9,813     5,368    250,000   11,348     6,903    250,000
   5        44      3,060    17,754     10,532     6,457    250,000  12,611     8,536    250,000   15,039    10,964    250,000
   6        45      3,060    21,855     12,525     8,820    250,000  15,471    11,766    250,000   19,052    15,347    250,000
   7        46      3,060    26,160     14,433    11,098    250,000  18,403    15,068    250,000   23,424    20,089    250,000
   8        47      3,060    30,681     16,254    13,289    250,000  21,407    18,442    250,000   28,195    25,230    250,000
   9        48      3,060    35,428     17,987    15,395    250,000  24,484    21,891    250,000   33,402    30,810    250,000
  10        49      3,060    40,413     19,619    17,397    250,000  27,624    25,401    250,000   39,081    36,859    250,000
  15        54      3,060    69,332     26,670    26,300    250,000  44,858    44,488    250,000   77,147    76,777    250,000
  20        59      3,060   106,241     30,818    30,818    250,000  64,075    64,075    250,000  138,325   138,325    250,000
  25        64      3,060   153,347     30,431    30,431    250,000  85,425    85,425    250,000  242,348   242,348    295,664
  30        69      3,060   213,468     22,009    22,009    250,000 107,323   107,323    250,000  412,181   412,181    478,129

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                 Male Issue Age 40, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1

                           Target Premium = $3,060.00

      These values reflect GUARANTEED cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.


                                            Assuming Guaranteed          Assuming Guaranteed            Assuming Guaranteed
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      3,060     3,213      1,730         0    250,000   1,864         0    250,000    1,998         0    250,000
   2        41      3,060     6,587      3,781         0    250,000   4,168         0    250,000    4,573         0    250,000
   3        42      3,060    10,129      5,758       941    250,000   6,532     1,714    250,000    7,371     2,553    250,000
   4        43      3,060    13,848      7,656     3,211    250,000   8,950     4,505    250,000   10,409     5,964    250,000
   5        44      3,060    17,754      9,477     5,402    250,000  11,426     7,351    250,000   13,713     9,638    250,000
   6        45      3,060    21,855     11,213     7,508    250,000  13,955    10,250    250,000   17,302    13,597    250,000
   7        46      3,060    26,160     12,862     9,527    250,000  16,535    13,200    250,000   21,205    17,870    250,000
   8        47      3,060    30,681     14,421    11,456    250,000  19,165    16,200    250,000   25,452    22,487    250,000
   9        48      3,060    35,428     15,887    13,294    250,000  21,845    19,252    250,000   30,076    27,484    250,000
  10        49      3,060    40,413     17,253    15,031    250,000  24,569    22,346    250,000   35,113    32,890    250,000
  15        54      3,060    69,332     22,659    22,289    250,000  39,060    38,690    250,000   68,507    68,137    250,000
  20        59      3,060   106,241     24,090    24,090    250,000  53,670    53,670    250,000  121,117   121,117    250,000
  25        64      3,060   153,347     19,084    19,084    250,000  67,182    67,182    250,000  210,458   210,458    256,758
  30        69      3,060   213,468      1,614     1,614    250,000  74,763    74,763    250,000  358,228   358,228    415,545


IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                 Male Issue Age 40, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2

                           Target Premium = $3,060.00

        These values reflect CURRENT cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.

                                              Assuming Current            Assuming Current             Assuming Current
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      3,060     3,213      1,727         0    251,727   1,861         0    251,861    1,995         0    251,995
   2        41      3,060     6,587      4,034         0    254,034   4,428         0    254,428    4,840         0    254,840
   3        42      3,060    10,129      6,263     1,446    256,263   7,066     2,249    257,066    7,935     3,117    257,935
   4        43      3,060    13,848      8,414     3,969    258,414   9,773     5,328    259,773   11,301     6,856    261,301
   5        44      3,060    17,754     10,479     6,404    260,479  12,545     8,470    262,545   14,959    10,884    264,959
   6        45      3,060    21,855     12,446     8,741    262,446  15,369    11,664    265,369   18,922    15,217    268,922
   7        46      3,060    26,160     14,319    10,984    264,319  18,251    14,916    268,251   23,224    19,889    273,224
   8        47      3,060    30,681     16,099    13,134    266,099  21,192    18,227    271,192   27,899    24,934    277,899
   9        48      3,060    35,428     17,781    15,188    267,781  24,187    21,595    274,187   32,978    30,385    282,978
  10        49      3,060    40,413     19,352    17,129    269,352  27,224    25,001    277,224   38,485    36,263    288,485
  15        54      3,060    69,332     25,907    25,537    275,907  43,470    43,100    293,470   74,607    74,237    324,607
  20        59      3,060   106,241     29,101    29,101    279,101  60,234    60,234    310,234  129,568   129,568    379,568
  25        64      3,060   153,347     27,030    27,030    277,030  75,777    75,777    325,777  214,874   214,874    464,874
  30        69      3,060   213,468     16,280    16,280    266,280  85,056    85,056    335,056  343,859   343,859    593,859

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                 Male Issue Age 40, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2

                           Target Premium = $3,060.00

      These values reflect GUARANTEED cost of insurance and other charges using the Cash Value Accumulation Test as defined under Section 7702 of the
                             Internal Revenue Code.


                                            Assuming Guaranteed          Assuming Guaranteed            Assuming Guaranteed
                                        Charges and 0% Gross Return  Charges and 6% Gross Return   Charges and 12% Gross Return
                                        ---------------------------  ---------------------------   ----------------------------
                            Premiums
                           Accumulated               Net                         Net                          Net
 End of     Age               at 5%     Policy      Cash      Net    Policy     Cash       Net     Policy     Cash       Net
 Policy  Beginning   Net    Interest    Account   Surrender  Death   Account  Surrender   Death    Account  Surrender   Death
 Year     of Year  Outlay   Per Year     Value      Value   Benefit   Value     Value    Benefit    Value     Value    Benefit
-------  --------- ------  --------     -------   --------  -------  -------  ---------  -------   -------  --------   -------
   1        40      3,060     3,213      1,727         0    251,727   1,861         0    251,861    1,995         0    251,995
   2        41      3,060     6,587      3,768         0    253,768   4,154         0    254,154    4,557         0    254,557
   3        42      3,060    10,129      5,729       912    255,729   6,499     1,681    256,499    7,333     2,516    257,333
   4        43      3,060    13,848      7,605     3,160    257,605   8,889     4,444    258,889   10,336     5,891    260,336
   5        44      3,060    17,754      9,396     5,321    259,396  11,326     7,251    261,326   13,590     9,515    263,590
   6        45      3,060    21,855     11,095     7,390    261,095  13,803    10,098    263,803   17,108    13,403    267,108
   7        46      3,060    26,160     12,698     9,363    262,698  16,316    12,981    266,316   20,914    17,579    270,914
   8        47      3,060    30,681     14,202    11,237    264,202  18,860    15,895    268,860   25,030    22,065    275,030
   9        48      3,060    35,428     15,603    13,010    265,603  21,433    18,841    271,433   29,483    26,891    279,483
  10        49      3,060    40,413     16,894    14,671    266,894  24,026    21,804    274,026   34,298    32,075    284,298
  15        54      3,060    69,332     21,706    21,336    271,706  37,299    36,929    287,299   65,242    64,872    315,242
  20        59      3,060   106,241     22,051    22,051    272,051  48,964    48,964    298,964  110,138   110,138    360,138
  25        64      3,060   153,347     15,398    15,398    265,398  55,888    55,888    305,888  176,191   176,191    426,191
  30        69      3,060   213,468          0         0          0  50,037    50,037    300,037  268,432   268,432    518,432


IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   APPENDIX B

                             LONG TERM MARKET TRENDS

This Appendix provides information about the historical returns on different types of securities. This information is intended to help to provide a perspective on the potential risks and rewards of investing in selected types of securities over different periods of time. Together with an assessment of a policyowner's financial goals, risk tolerance, time horizon and personal expectations about investment performance, this information may be used to guide allocation and transfer decisions. However, none of the historical returns provided here are directly related to the performance of the Variable Investment Options under a policy, and none of the mutual funds offered through the Separate Account are managed to match the performance of unmanaged indices or groups of securities. Most importantly, past performance does not assure future results.


The source for the historical returns presented here is Stocks, Bonds, Bills and Inflation (SBBI) 1998 YearbookTM, Ibbotson Associates, Chicago (Annually updates work by Roger G. Ibbotson and Rex A. Sinquefield.) Used with permission. All rights reserved. Ibbotson classifies securities as Large Company Stocks, Small Company Stocks, Long-term Corporate Bonds, Long-term Government Bonds, Intermediate-term Government Bonds and U.S. Treasury Bills. Inflation, as measured by the Consumer Price Index for All Urban Consumers (CPI-U), is shown for comparative purposes.

The returns reported by SBBI assume that dividends, capital gains and interest are reinvested over time. The SBBI data do not reflect the effects of charges associated with a Park Avenue Series life insurance policy. That information is discussed under the prospectus heading "Deductions and Charges." It is imporant to remember that although the policy's charges will reduce a policyowner's returns, they permit GIAC to provide the benefits to policyowners and beneficiaries.


AVERAGE ANNUAL HISTORICAL RETURNS FOR CERTAIN TYPES OF SECURITIES

The following data indicate that, historically, the long-term investment performance of common stocks has been positive and generally superior to that of other types of securities.

 [The following table was also depicted as a bar graph in the printed material]


                     Annual Returns By Ibbotson Asset Class*
                                  1926 to 1997

                                   Average
                               Annual Returns
Ibbotson Asset Classes*           1926-1997
--------------------              ---------
Large Company Stocks                11.0%
Small Company Stocks                12.7%
Long-Term Corporate Bonds            5.7%
Long-Term Government Bonds           5.2%
Intermediate-Term Government Bonds   5.3%
US Treasury Bills                    3.8%
Inflation                            3.1%

However, common stocks have also been subject to more dramatic changes in value from year to year than other types of securities. The following bar chart shows the ranges from highest to lowest of specific annual returns for each Ibbotson Asset Class during the years 1926 through 1997. The accompanying table identifies the returns for the best and worst years for each Ibbotson Asset Class over the same span of time.


     [The following table was also depicted as a bar graph in the original]


                    Range of Returns By Ibbotson Asset Class
                       One Year Holding Periods 1926-1997

                                  One Year Returns
Ibbotson Asset Classes*    Maximum Value    Minimum Value
-----------------------   --------------   --------------
Large Company Stocks        53.99% (1933)  -43.34% (1931)
Small Company Stocks       142.87% (1933)  -58.01% (1937)
Long-Term Corporate Bonds   42.56% (1982)   -8.09% (1969)
Long-Term Government
  Bonds                     40.36% (1982)   -9.18% (1967)
Intermediate-Term
  Government Bonds          29.10% (1982)   -5.14% (1994)
US Treasury Bills           14.71% (1981)   -0.02% (1938)
Inflation                   18.16% (1946)  -10.30% (1932)


--------------------------------------------------------------------------------

In 46 of the 72 one year holding periods charted by Ibbotson Associates for the period 1926 through 1997, common stocks provided the highest returns of all Asset Classes. Conversely, common stocks also experienced the highest number of one year periods when losses occurred; 21 out of 72 periods for Small Company Stocks and 20 out of 72 periods for Large Company Stocks.


A) Large Company Stock returns -- Represented by the Standard and Poor's 500 Stock Composite Index (S&P 500).

B) Small Company Stock returns -- Represented by the fifth capitalization quintile of stocks on the New York Stock Exchange for 1926-1981 and the performance of the Dimensional Fund Advisors (DFA) Small Company Fund thereafter.

C) Long-term Corporate Bond returns --Represented by the Salomon Brothers long-term , high grade corporate bond total return index.

D) Long-term Government Bond returns -- Measured using a one-bond portfolio with maturity near 20 years.

E) Intermediate-term Government Bond returns -- Measured using a one-bond portfolio with a maturity near 5 years.

F) U.S. Treasury Bill returns -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.


G) Inflation -- The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted is used to measure inflation which is the rate of change of consumer goods prices.


LENGTHENING THE HOLDING PERIOD TO REDUCE THE IMPACT OF SHORT-TERM VOLATILITY


The following bar chart shows the ranges from highest to lowest of the average annual returns for each Ibbotson Asset Class during the 63 overlapping 10-year periods within the years 1926 through 1997 (i.e., 1926-1935, 1927-1936 and so on through 1987-1997). The accompanying table identifies the returns for the best and worst 10-year periods for each Ibbotson Asset Class within the years 1926 through 1997.


 [The following table was also depicted as a bar graph in the printed material]


                                Range of Returns
                             By Ibbotson Asset Class
                     63 Overlapping Ten Year Holding Periods
                                    1926-1997

                           Ten Year Average    Annual Returns
Ibbotson Asset Classes      Maximum Value      Minimum Value
----------------------     ----------------    --------------
Large Company Stocks       20.06% (1949-58)   -0.89% (1929-38)
Small Company Stocks       30.38% (1975-84)   -5.70% (1929-38)
Long-Term Corporate Bonds  16.32% (1982-91)    0.98% (1947-56)
Long-Term Government
Bonds                      15.56% (1982-91)   -0.07% (1950-59)
Intermediate-Term
Government Bonds           13.13% (1982-91)    1.25% (1947-56)
US Treasury Bills           9.17% (1978-87)    0.15% (1933-42)*
Inflation                   8.67% (1973-82)   -2.57% (1926-35)
                                              * Also (1934-43)

In 53 of the 63 10-year holding periods charted by Ibbotson Associates, common stocks provided the highest returns of all Asset Classes, but also experienced the highest number of 10-year periods when losses occurred; 2 out of 63 periods for each of Small Company Stocks and Large Company Stocks. However, compared to the results for one-year periods, volatility was reduced as the holding period lengthened.


--------------------------------------------------------------------------------

When the holding period is lengthened to twenty years, common stocks provided the highest returns of all Asset Classes in all 53 of the overlapping 20 year periods within the years 1926 through 1997, and volatility was reduced even further. Moreover, none of the Ibbotson Asset Classes realized negative returns during the 53 periods.


 [The following table was also depicted as a bar graph in the printed material]


                                Range of Returns
                             By Ibbotson Asset Class
                   53 Overlapping Twenty Year Holding Periods
                                    1926-1997


                          Twenty Year Average  Annual Returns
Ibbotson Asset Classes       Maximum Value      Minimum Value
----------------------      --------------     --------------
Large Company Stocks       16.86% (1942-61)    3.11% (1929-48)
Small Company Stocks       21.13% (1942-61)    5.74% (1929-48)
Long-Term Corporate Bonds  10.58% (1976-95)    1.34% (1950-69)
Long-Term Government
  Bonds                    10.45% (1976-95)    0.69% (1950-69)
Intermediate-Term
  Government Bonds          9.85% (1974-93)    1.58% (1940-59)
US Treasury Bills           7.72% (1972-91)    0.42% (1931-50)
Inflation                   6.36% (1966-85)    0.07% (1926-45)


Overall, the SBBI data show that, historically, the longer that a portfolio of common stocks was held, the more likely it became that results would be positive and superior to those for the other Asset Classes. The data also show that when the holding period was shorter, the chance of loss was more likely for all Asset Classes, but particularly for common stocks. These trends indicate that it may be advantageous for a policyowner who hopes to achieve long-term positive returns within a Park Avenue Series policy to keep the policy in force, and select Variable Investment Options which are consistent with future goals.

STOCKS AND BONDS VERSUS INFLATION

The SBBI data also show that common stock returns have outpaced inflation in each of the 53 overlapping 20-year periods within the years 1926 through 1997. While the returns on the three Asset Classes of bonds demonstrated less volatility over time, they have not always kept pace with inflation. The following graphs depict these comparisons.


                  Comparison: Stocks and Bonds Versus Inflation
                           For Ibbotson Asset Classes

                               [Bar graph omitted]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   APPENDIX C
                             USES OF LIFE INSURANCE

The following are examples of ways in which the policy can be used to address certain financial objectives, bearing in mind that variable life insurance is not a short-term investment and that its primary purpose is to provide benefits upon the death of the insured.

Family Income Protection

Life insurance may be purchased on the lives of a family's income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchase should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the insured's income.

Estate Protection

Life insurance may be purchased by a trust on the life of a person whose estate will incur federal estate taxes upon his or her death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate taxes.

Education Funding

Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

In the event of the insured's death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Mortgage Protection

Life insurance may be purchased on the life of the person(s) responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Key Person Protection

Life insurance may be purchased by a business on the life of a key person in an amount equal to a key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business can use the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

Business Continuation Protection

Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

Retirement Income

Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Deferred Compensation Plans

Life insurance may be purchased to fund a Deferred Compensation Plan, or Selective Incentive Plan, for key employees. A Deferred Compensation Plan, or Selective Incentive Plan, is a written agreement between an employer and an executive. The employer makes an unsecured promise to make future benefit payments to a key executive if the executive meets certain stated requirements.

Under this type of plan, a company purchases a cash value life insurance policy insuring an executive's life to (1) informally fund the promised benefits and
(2) recover its plan costs at the death of the executive. The policy cash values may be used to help pay the promised benefits to the executive. In the event that the executive dies prior to retirement, the policy death benefits can be used to fund survivor benefits.

Split Dollar Plans

Life insurance may be purchased by an employer on the life of an employee under a Split Dollar Plan. In a Split Dollar Plan, the employer advances the executive the premium on a life insurance policy. Both the employer

--------------------------------------------------------------------------------
and the executive share the cash value and death benefit under the policy. Generally, the employer has rights to the cash value and death benefit equal to its advances. The balance of the cash value and death benefit belong to the executive.

The executive receives an economic benefit for which he or she must contribute into the plan or pay income tax. The economic benefit is equal to the term value of the death benefit assuming taxation under IRS Revenue Rulings and IRC Section
72. Different results are possible if these or other code sections are applied or amended.

Executive Bonus Plans

Life Insurance may be purchased by an employee with funds provided by his or her employer for that purpose. An Executive Bonus plan involves an employer providing an executive with additional compensation to enable the executive to pay premiums on a life insurance policy. The bonus is tax deductible by the employer and received as taxable income by the executive.

                                 *   *   *   *

Because the policy provides a death benefit and cash surrender value, the policy can be used for various individual and business planning purposes. Purchasing the policy in part for such purposes entails certain risks, particularly if the policy's cash surrender value, as opposed to its death benefit, will be the principal policy feature used for such planning purposes. If policy premiums are not paid, the investment performance of the Variable Investment Options to which Policy Account Value is allocated is poorer than anticipated, or insufficient cash surrender value is maintained, then the policy may lapse or may not accumulate sufficient values to fund the purpose for which the policy was purchased. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, a purchaser should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered. (See "Tax Effects.")

Policyowners are urged to consult competent tax advisors about the possible tax consequences of pre-death distributions from any life insurance policy, including Park Avenue VUL.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   APPENDIX D

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC's standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are deducted monthly from Policy Account Value. The benefits provided by the riders are fully described in the riders and summarized here. These riders may not be available in all states.


Level Target Death Benefit Term Rider - This rider provides term insurance coverage to the insured's Age 100 (Age 80 in New Jersey and New York). Coverage under this rider generally has a lower cost of insurance, but has no cash value associated with it.


By adding a Level Target Death Benefit term rider to a Park Avenue VUL policy, a policyowner can increase the insurance coverage provided by the entire contract. Generally term insurance is intended to fill a temporary insurance need. Term insurance is generally more economical for short periods, while permanent insurance is generally more economical over longer periods. If a policyowner has a short-term need for more insurance protection, it may be in his or her interest to supplement a Park Avenue VUL policy with a Level Target Death Benefit term rider. When the need abates, the rider can be terminated without triggering surrender charges, which are imposed when the policy's coverage is reduced during the first 15 policy years. See "Reducing the Face Amount" and "Deductions and Charges."


Waiver of Monthly Deductions Rider - This rider provides for the waiver of the Monthly Deductions while the insured is totally disabled as defined in the rider. Age limits apply to this rider.

Guaranteed Coverage rider ("GCR") - This rider, available with Death Benefit Option 1 only, guarantees that the policy will remain in force even if Net Cash Surrender Value is less than current Monthly Deductions, provided the GCR requirement, as described in the rider, is met.

Disability Benefit Rider - This rider provides for crediting the Policy Account Value with an amount equal to the Specified Premium, as defined in the rider, while the insured is totally disabled, as defined in the rider.

Accidental Death Benefit Rider - This rider provides additional insurance coverage if the insured's death results from accidental bodily injury on or before his or her 75th birthday. The maximum coverage under this rider is $500,000.

Guaranteed Insurability Option Rider - This rider provides the policyowner the right to increase the Face Amount of insurance coverage on the insured's life without evidence of insurability on the Policy Anniversaries nearest certain birthdays of the insured (the "Option Dates") or within specified time periods of qualifying life events ("Alternate Option Dates") subject to the conditions in the rider.


GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Appendix E:
           First Year Surrender Charge Rates per $1,000 of Face Amount

                            Male                                    Female                               Unisex
              ---------------------------------       ---------------------------------     --------------------------------
              Preferred                               Preferred                             Preferred
      Age       Plus      Preferred    Standard         Plus       Preferred   Standard       Plus      Preferred   Standard
     -----    ---------   ---------    --------       ---------    ---------   --------     ---------   ---------   --------
       0                     6.00                                     4.65                                 6.00
       1                     4.50                                     4.50                                 4.50
       2                     4.50                                     4.50                                 4.50
       3                     4.50                                     4.50                                 4.50
       4                     4.50                                     4.50                                 4.50
       5                     4.59                                     4.50                                 4.50
       6                     4.76                                     4.50                                 4.62
       7                     4.94                                     4.50                                 4.79
       8                     5.12                                     4.50                                 4.97
       9                     5.31                                     4.50                                 5.16
      10                     5.52                                     4.50                                 5.36
      11                     5.73                                     4.52                                 5.57
      12                     5.96                                     4.68                                 5.78
      13                     6.20                                     4.86                                 6.00
      14                     6.44                                     5.04                                 6.24
      15                     6.68                                     5.22                                 6.48
      16                     6.93                                     5.42                                 6.72
      17                     7.19                                     5.61                                 6.96
      18                     7.44                                     5.84                                 7.22
      19                     7.70                                     6.05                                 7.47
      20         6.66        7.97        10.76           5.40         6.29        8.31         6.48        7.73       10.49
      21         6.90        8.25        11.15           5.61         6.53        8.64         6.72        8.01       10.80
      22         7.17        8.57        11.57           5.84         6.80        8.99         6.98        8.31       11.21
      23         7.44        8.90        11.99           6.06         7.07        9.36         7.25        8.64       11.63
      24         7.73        9.24        12.45           6.32         7.37        9.75         7.52        8.97       12.08
      25         8.03        9.60        12.93           6.57         7.67       10.17         7.82        9.33       12.56
      26         8.53       10.22        13.75           7.00         8.18       10.85         8.32        9.93       13.35
      27         9.09       10.88        14.65           7.46         8.71       11.59         8.85       10.58       14.22
      28         9.66       11.59        15.60           7.94         9.29       12.36         9.42       11.27       15.15
      29        10.30       12.35        16.61           8.46         9.92       13.20        10.04       12.00       16.15
      30        10.95       13.15        17.70           9.01        10.57       14.09        10.69       12.80       17.22
      31        11.66       14.02        18.90           9.61        11.27       15.05        11.37       13.63       18.37
      32        12.42       14.94        20.15          10.23        12.01       16.05        12.11       14.54       19.60
      33        13.23       15.93        21.50          10.89        12.80       17.14        12.91       15.49       20.92
      34        14.08       16.97        22.96          11.60        13.65       18.30        13.74       16.52       22.34
      35        15.00       18.11        24.53          12.34        14.54       19.54        14.63       17.61       23.85
      36        15.60       18.84        25.58          12.82        15.11       20.35        15.22       18.33       24.88
      37        16.23       19.62        26.68          13.32        15.72       21.21        15.81       19.09       25.87
      38        16.89       20.44        27.80          13.85        16.36       22.11        16.45       19.87       26.78
      39        17.58       21.32        28.81          14.41        17.01       23.04        17.12       20.71       27.67
      40        18.31       22.23        29.87          14.98        17.71       24.03        17.82       21.60       28.75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           First Year Surrender Charge Rates per $1,000 of Face Amount

                            Male                                    Female                               Unisex
              ---------------------------------       ---------------------------------     --------------------------------
              Preferred                               Preferred                             Preferred
      Age       Plus      Preferred    Standard         Plus       Preferred   Standard       Plus      Preferred   Standard
     -----    ---------   ---------    --------       ---------    ---------   --------     ---------   ---------   --------
      41        19.06       23.18        31.06          15.57        18.44       25.06        18.56       22.52       29.79
      42        19.85       24.19        32.13          16.18        19.19       26.06        19.33       23.50       30.89
      43        20.69       25.24        33.45          16.83        19.97       26.88        20.14       24.51       32.12
      44        21.56       26.36        34.81          17.51        20.79       27.84        21.00       25.57       33.33
      45        22.49       27.53        36.26          18.22        21.65       28.78        21.88       26.69       34.61
      46        22.76       27.90        37.65          18.40        21.90       29.68        22.14       27.06       36.03
      47        23.03       28.28        39.23          18.58        22.14       30.40        22.40       27.42       37.38
      48        23.27       28.62        40.22          18.73        22.34       30.74        22.62       27.73       38.92
      49        23.48       28.93        40.82          18.88        22.53       31.06        22.82       28.03       39.47
      50        23.66       29.20        41.37          18.98        22.69       31.35        23.00       28.28       39.98
      51        23.81       29.44        41.87          19.07        22.82       31.59        23.14       28.50       40.45
      52        23.93       29.63        42.32          19.14        22.93       31.80        23.25       28.67       40.86
      53        24.02       29.78        42.71          19.16        22.99       31.95        23.32       28.82       41.21
      54        24.04       29.87        43.04          19.15        23.00       32.04        23.34       28.89       41.50
      55        24.04       29.91        43.29          19.10        22.98       32.07        23.32       28.92       41.71
      56        24.96       31.11        45.23          19.79        23.84       33.36        24.21       30.07       43.56
      57        25.92       32.37        47.28          20.52        24.73       34.69        25.14       31.27       45.49
      58        26.93       33.68        49.42          21.27        25.66       36.07        26.11       32.52       47.53
      59        27.99       35.05        51.68          22.06        26.64       37.52        27.13       33.84       49.66
      60        29.10       36.50        54.03          22.90        27.66       39.02        28.20       35.22       51.89
      61        30.25       37.99        54.09          23.77        28.73       40.60        29.31       36.64       51.91
      62        31.46       39.55        54.24          24.67        29.85       42.24        30.47       38.14       52.01
      63        32.73       41.18        54.21          25.64        31.01       43.95        31.69       39.70       51.96
      64        34.06       42.88        53.98          26.65        32.26       45.76        32.98       41.33       51.71
      65        35.47       44.67        53.85          27.74        33.56       47.64        34.33       43.04       51.56
      66        36.19       45.59        54.21          28.29        34.23       48.61        35.02       43.92       51.88
      67        37.09       46.73        54.43          29.01        35.08       49.84        35.89       45.02       52.07
      68        37.79       47.62        54.48          29.57        35.76       50.82        36.57       45.86       52.12
      69        38.44       48.43        54.32          30.12        36.43       51.78        37.21       46.65       51.96
      70        39.30       49.50        53.94          30.85        37.30       53.04        38.05       47.69       51.59
      71        39.89       50.19        54.23          31.39        37.94       53.96        38.62       48.37       51.89
      72        40.42       50.82        54.37          31.91        38.56       54.86        39.15       48.99       52.05
      73        41.17       51.71        54.35          32.62        39.42       54.95        39.89       49.88       52.05
      74        41.59       52.19        54.14          33.09        39.98       54.79        40.31       50.37       51.89
      75        41.91       52.55        53.73          33.50        40.49       54.52        40.65       50.75       51.53
      76        42.48       53.21        53.08          34.13        41.24       54.46        41.23       51.42       50.95
      77        42.64       53.33        52.15          34.44        41.59       54.15        41.41       51.58       50.10
      78        42.65       53.28        50.90          34.65        41.82       54.38        41.45       51.56       48.95
      79        42.92       53.53        49.28          35.07        42.30       54.26        41.75       51.85       47.44
      80        42.67       53.08        47.27          35.08        42.24       54.18        41.53       51.46       45.55

--------------------------------------------------------------------------------

                                     PART II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

     Under Article VIII of GIAC's By-Laws, as supplemented by Section 3.2 of GIAC's Certificate of Incorporation, any past or present director or officer of GIAC (including persons who serve at GIAC's request or for its benefit as directors or officers of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise [hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by such Covered Person in connection with any action, suit or proceeding to which such Covered Person may be a party or otherwise involved by reason of being or having been a Covered Person. However, this provision does not protect a Covered Person against any liability to either GIAC or its stockholder to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office. This provision does protect a director of GIAC against any liability to GIAC or its stockholder for monetary damages or for breach of fiduciary duty as a director of GIAC, except for liability (i) for any breach of the director's duty of loyalty to GIAC or its stockholder, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                      REPRESENTATION PURSUANT TO SECTION 26

GIAC hereby presents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     Cross-reference to items required by Form N-8B-2.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484.

     The representation pursuant to Section 26 of The Investment Company Act of 1940.

     The signatures.

     Written consents of the following persons:
     Richard T. Potter, Jr., Esq.
     Charles G. Fisher
     Price Waterhouse LLP

     The following exhibits:


     1.A   (1)       Resolution of the Board of Directors of The Guardian
                     Insurance & Annuity Company, Inc. establishing The
                     Guardian Separate Account M.*
           (2)       Not Applicable.
           (3)(a), (b)
           and (c)   Form of Distribution Agreements.
           (4)       Not Applicable.
           (5)       Specimen of the Flexible Premium Adjustable Variable Whole
                     Life Insurance Policy.**
           (6)(a)    Certificate of Incorporation of The Guardian Insurance &
                     Annuity Company, Inc.*
           (6)(b)    By-laws of The Guardian Insurance & Annuity Company, Inc.*
           (7)       Not Applicable.
           (8)       Amended and Restated Agreement for Services and
                     Reimbursement Therefor between The Guardian Life Insurance
                     Company of America and The Guardian Insurance & Annuity
                     Company, Inc.*
           (9)       Not Applicable.
           (10)      Form of Application for the Flexible Premium Adjustable
                     Variable Whole Life Policy.*
           (11)(a)   Memorandum on the Policy's Issuance, Transfer and
                     Redemption Procedures and on the Method of Computing Cash
                     Adjustments upon Exchange of the Policy.**

     2.    See Exhibit 1.A(5).
     3. (a)Opinion of Richard T. Potter, Jr., Esq.**
     3. (b)Consent of Richard T. Potter, Jr., Esq.
     4.    None.
     5.    Not Applicable.
     6.    Opinion and Consent of Charles G. Fisher, F.S.A.
     7.    Consent of Price Waterhouse LLP
     8. Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.*
     27.   Financial Data Schedules.***

----------
* Incorporated by reference to the Registration Statement on Form S-6 filed by the Registrant on September 16, 1997 (Registration No. 333-35681)
** Incorporated by reference to Pre-effective Amendment No. 1 to Form S-6 filed by the Registrant on January 21, 1998 (Registration No. 333-35681).
***   Not included as Separate Account M did not commence operations until 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Guardian Separate Account M, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 24th day of April, 1998.



                                  THE GUARDIAN SEPARATE ACCOUNT M
                                        (Name of Registrant)


                                  THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                               (Name of Depositor)



                                  By:    s/ John M. Smith
                                     -------------------------------------
                                              JOHN M. SMITH
                                        EXECUTIVE VICE PRESIDENT



     Attest:   /s/ Sheri L. Kocen
            ---------------------------------
                SHERI L. KOCEN
                COUNSEL

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.


       s/ Joseph D. Sargent*          President, Chief Executive Officer
-----------------------------------   and Director
         Joseph D. Sargent
   (Principal Executive Officer)

        s/ Frank J. Jones*            Executive Vice President, Chief Investment
-----------------------------------   Officer and Director
          Frank J. Jones
   (Principal Financial Officer)

        s/ Edward K. Kane*            Executive Vice President,
-----------------------------------   and Director
          Edward K. Kane

         s/ Frank L. Pepe             Vice President and Controller
-----------------------------------
           Frank L. Pepe
  (Principal Accounting Officer)


         s/ John M. Smith             Executive Vice President and Director
-----------------------------------
          John M. Smith


       s/ Philip H. Dutter*           Director
-----------------------------------
         Philip H. Dutter


       s/ Arthur V. Ferrara*          Director
-----------------------------------
         Arthur V. Ferrara


          s/ Leo R. Futia*            Director
-----------------------------------
           Leo R. Futia

      s/ Peter L. Hutchings*          Director
-----------------------------------
        Peter L. Hutchings

       s/ William C. Warren*          Director
-----------------------------------
         William C. Warren


    *By:     s/ John M. Smith                               Date: April 24, 1998
      ---------------------------------
              John M. Smith
         Executive Vice President
      Pursuant to Power of Attorney

                         THE GUARDIAN SEPARATE ACCOUNT M

                                  EXHIBIT INDEX

Exhibit
Number                       Description                                   Page*


1.A(3)(a)
(b) and (c)    Distribution Agreements




3. (b)         Consent of Richard T. Potter, Esq.
6.             Opinion and Consent of Charles G. Fisher, F.S.A.
7.             Consent of Price Waterhouse LLP